UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Ally Financial Inc.

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2021 Notice of Annual Meeting of Shareholders and proxy Statement Ally do it right

March 16, 2021

Dear Fellow Stockholders:

We are pleased to invite you to Ally Financial Inc.’s 2021 Annual Meeting of Stockholders. The meeting will be held virtually on May 4, 2021, at 9:00 a.m., Eastern Daylight Time.

In light of the continuing COVID-19 pandemic and related public-health and safety concerns, the meeting will be held only by remote communication through an internet webcast. An in-person meeting at a physical location will not be held. For more information on accessing the meeting, voting, and submitting questions, please see General Information about the Annual Meeting in the accompanying proxy statement.

We use the internet as our primary means of furnishing proxy materials to our stockholders, including the notice and proxy statement, a proxy card, and our 2020 annual report. The notice and proxy statement contain important information about proxy voting and the business to be conducted at the meeting. Whether or not you plan to attend the virtual-meeting internet webcast, please vote as promptly as possible to make sure your vote is counted. Every stockholder vote is important, and we want to ensure your shares are represented at the meeting.

In 2020, we successfully navigated a complex and challenging operating environment, guided by our ‘Do It Right’ culture. At the onset of the pandemic, we took decisive and comprehensive actions to support our employees, customers, and communities, including industry-leading relief programs that provided financial security for our customers when they needed it most. And as our communities took to the streets to speak out against racism, bigotry, and discrimination, we unconditionally reaffirmed our own commitment to social justice and financial inclusion, through both words and actions.

Our solid performance in 2020 was possible because of the diligent planning and execution of our strategic priorities over multiple years and reflects the resiliency of our operating model across economic cycles. As we continue to grow our leading digital bank and enhance our product offerings, we remain well positioned to also continue delivering strong financial results and driving long-term value for our stockholders.

Thank you for your continued support of Ally Financial Inc.

Sincerely,

Jeffrey J. Brown

Chief Executive Officer

Notice of Annual Meeting

DATE:	Tuesday, May 4, 2021

TIME:	9:00 a.m. Eastern Daylight Time

ACCESS:	Our Annual Meeting can be accessed virtually by logging in at www.virtualshareholdermeeting.com/ALLY2021 and entering the provided 16-digit control number

Matters to be voted on

1.	Election of directors
2.	Advisory vote on executive compensation
3.	Advisory vote on the frequency of the stockholder advisory vote on executive compensation
4.	Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 4, 2021
5.	Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 4, 2021
6.	Approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 4, 2021
7.	Ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021
8.	Such other business as may properly come before the meeting

Jeffrey A. Belisle

Corporate Secretary

March 16, 2021

Only stockholders of record at the close of business on March 8, 2021, the record date fixed by the Board of Directors of the Company, will be entitled to notice of and to vote at the meeting or any adjournment thereof. A list of all stockholders of record entitled to vote is on file at the principal executive office of the Company located at 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226.

We use the internet as our primary means of furnishing proxy materials to our stockholders, including the notice and proxy statement, a proxy card, and our 2020 annual report. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a notice with instructions for accessing the proxy materials and voting via the internet. The notice will also explain how stockholders may obtain paper copies of our proxy materials if they so choose. Internet transmission and voting are designed to be efficient, minimize cost, and conserve natural resources.

Voting procedures are described in the proxy statement. No stockholder has a dissenter’s right of appraisal or similar right in connection with any of the proposals. If you wish to attend the virtual-meeting internet webcast, you will need to follow the instructions set forth on page 8 of the proxy statement and otherwise satisfy the eligibility criteria described there.

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Proxy Statement

General Information About the Annual Meeting

Date and Time Tuesday, May 4, 2021, at 9:00 a.m. EDT	Access www.virtualshareholdermeeting.com /ALLY2021 with the provided 16-digit control number	Record Date March 8, 2021	Proxy Mail Date On or about March 16, 2021

Solicitation

The solicitation of your proxy is made on behalf of the Board of Directors of Ally Financial Inc. (Board) for use at our 2021 annual meeting of stockholders to be held virtually on May 4, 2021, and any adjournment of the meeting (Annual Meeting). References in this proxy statement to we, us, our, the Company, and Ally refer to Ally Financial Inc. and its consolidated subsidiaries, unless the context requires otherwise.

This proxy statement and the related form of proxy will first be sent or given on or about March 16, 2021, to the stockholders of record of our common stock at the close of business on March 8, 2021 (record date). This proxy statement and our annual report for the year ended December 31, 2020, also will first be made available on our website at www.ally.com/about/investor/sec-filings/, free of charge, at or about the same time.

The complete mailing address of the Company’s principal executive office is 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226. Taking into account the continuing public-health and safety impacts of the Coronavirus Disease 2019 (COVID-19) pandemic, related governmental orders and guidance, and the well-being of stockholders, employees, and communities, the Board has determined to hold the Annual Meeting only by remote communication through an internet webcast. An in-person meeting at a physical location will not be held.

Electronic Availability of Proxy Materials for the Annual Meeting

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 4, 2021. This proxy statement, our annual report to stockholders for fiscal year 2020, and our Form 10-K for fiscal year 2020 are available electronically at www.proxyvote.com/ALLY.

Voting Rights and Procedures

Stockholders of record at the close of business on the record date may vote at the Annual Meeting. As of the record date, 373,271,428 shares of our common stock were issued and outstanding and, therefore, eligible to be voted at the Annual Meeting. Only one class of our common stock exists, and each share is entitled to one vote.

Stockholders of record or record holders have shares of our common stock registered in their names with our transfer agent, Computershare Inc. Beneficial owners, in contrast, own shares of our common stock that are held in “street name” through a broker, bank, or other nominee. Beneficial owners generally cannot vote their shares directly and must instead instruct their brokers, banks, or other nominees how to vote the shares. If you are a beneficial owner of our common stock, your proxy is being solicited through your broker, bank, or other nominee.

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Proxy Statement

You may vote FOR, AGAINST, or ABSTAIN on each of the seven proposals. The Board recommends that you vote as follows:

Board Voting Recommendations
Proposal 1	FOR the election of each of the 12 nominees to our Board.
Proposal 2	FOR the advisory resolution approving the compensation paid to our named executive officers.
Proposal 3	FOR the advisory resolution approving a frequency of one year for the stockholder advisory vote on executive compensation.
Proposal 4	FOR the approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 4, 2021.
Proposal 5	FOR the approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 4, 2021.
Proposal 6	FOR the approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 4, 2021.
Proposal 7	FOR the ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

When this proxy statement was printed, we did not know of any matter to be presented at the Annual Meeting other than these seven proposals. If any other matter may be properly considered at the Annual Meeting, your proxy can exercise discretion in voting your shares on the matter. We currently do not anticipate that any other matter will be presented at the Annual Meeting.

We expect that the election of directors in Proposal 1 will be uncontested—that is, an election where the number of properly nominated director candidates does not exceed the number of directors to be elected. In that case, each director will be elected by a majority of the votes cast with respect to the director. This means that the number of votes cast FOR a director nominee must exceed the number of votes cast AGAINST that director nominee. If an incumbent director nominee fails to receive a majority of the votes cast in an uncontested election, our director resignation policy will apply as described further in Proposal 1. Voting ABSTAIN on Proposal 1 in an uncontested election will have no effect on the outcome.

If the election of directors in Proposal 1 unexpectedly becomes contested—that is, an election where the number of properly nominated director candidates exceeds the number of directors to be elected—plurality voting will apply. This means that the seats on the Board will be filled by the director nominees who receive the highest number of FOR votes. Voting AGAINST or ABSTAIN in a contested election will have no effect on the outcome.

For each of Proposals 2 through 7, a FOR vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on any of these proposals will have the same effect as voting AGAINST.

We strongly encourage all stockholders to submit their votes in advance of the Annual Meeting, even if you are planning to attend the virtual-meeting internet webcast.

Internet	Telephone	Mail	Live Webcast

If you are a record holder, you may vote your shares (1) through the internet, (2) by telephone, (3) by completing, signing, dating, and returning your proxy card in the provided envelope, or (4) by ballot during the virtual-meeting internet webcast. Other proxy materials that you receive together with this proxy statement contain the website address and the telephone number for internet or telephone voting. Internet or telephone votes must be received prior to the Annual Meeting in order to be counted. Completed, signed, and dated proxy cards must be received prior to the Annual Meeting in order to be counted. If you as a record holder submit a valid proxy prior to the Annual Meeting but do not provide voting instructions, your shares will be voted according to the recommendations of the Board described earlier in this section.

If you are a beneficial owner, you may not vote your shares directly but instead may instruct your broker, bank, or other nominee how to vote your shares. You should receive materials from your broker, bank, or other nominee with directions on how to provide voting instructions. Those materials also will identify the time by which your broker, bank, or other nominee must receive your voting

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Proxy Statement

instructions. The availability of internet or telephone voting will depend on the processes adopted by your broker, bank, or other nominee. If you want to vote your shares during the virtual-meeting internet webcast, you will need to obtain a legally enforceable proxy from your broker, bank, or other nominee in advance and follow the instructions provided after accessing the Annual Meeting at www.virtualshareholdermeeting.com/ALLY2021. For Proposals 1 through 6, if you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares if no instruction is received from you. For Proposal 7, your broker, bank, or other nominee can exercise discretion in voting your shares if no instruction is received from you.

You may revoke or change your proxy at any time before the vote is taken at the Annual Meeting. If you are a record holder, you may revoke or change your proxy by (1) executing and delivering a later-dated proxy for the same shares in compliance with the requirements described in this proxy statement, (2) voting the same shares again over the internet or telephone prior to the Annual Meeting, (3) voting a ballot during the virtual-meeting internet webcast, or (4) notifying the Secretary of your revocation of the proxy prior to the Annual Meeting. If you are a beneficial owner, you must follow the directions provided to you by your broker, bank, or other nominee. Any beneficial owner of shares who wants to revoke a proxy during the virtual-meeting internet webcast will need to follow the instructions provided after accessing the Annual Meeting at www.virtualshareholdermeeting.com/ALLY2021.

We will pay the costs of preparing the proxy materials and soliciting proxies, including the reasonable charges and expenses of brokers, banks, and other nominees for forwarding proxy materials to beneficial owners and updating proxy cards and directions. In addition to our solicitation of proxies, your proxy may be solicited by telephone, facsimile, internet, or e-mail or in person by directors, officers, or regular employees of Ally or its affiliates who will receive no additional compensation for doing so.

Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions, and confirm that stockholders’ instructions have been recorded properly. While we and Broadridge Financial Solutions, Inc. do not charge stockholders any fees for voting by internet or telephone, there may still be costs—such as usage charges from internet-service providers and telephone companies—for which stockholders are responsible when voting by internet or telephone.

Meeting Admission and Participation

Stockholders of record or their proxies and beneficial owners of our common stock may attend the Annual Meeting by logging in at www.virtualshareholdermeeting.com/ALLY2021 and entering the 16-digit control number included in the notice of internet availability of proxy materials, on the proxy card, or in the instructions included with the proxy materials. If you are not a stockholder or do not have a control number, you may still access the virtual-meeting internet webcast as a guest, but you will not be able to participate. We recommend that stockholders afford themselves ample time to complete the log-in process in advance of the commencement of the Annual Meeting at 9:00 a.m. EDT. You may log in at www.virtualshareholdermeeting.com/ALLY2021 up to 15 minutes in advance of the scheduled time for the Annual Meeting to commence. If you do not find the virtual-meeting internet webcast to begin at the scheduled time, we recommend refreshing your internet browser. If any log-in difficulties are encountered, please call the technical-support number on the log-in page.

It is important to Ally that our stockholders have robust participation rights in our Annual Meeting, and providing stockholders with the ability to attend the Annual Meeting from any location is designed to facilitate broad participation. Stockholders of record or their proxies and beneficial owners of our common stock who attend and participate in the Annual Meeting will have an opportunity to submit questions live during a designated portion of the Annual Meeting. Questions may also be submitted by stockholders in advance of the Annual Meeting by visiting www.proxyvote.com and following the instructions provided there. To submit questions either in advance of or during the Annual Meeting, a stockholder will need to provide the 16-digit control number included in the notice of internet availability of proxy materials, on the proxy card, or in the instructions included with the proxy materials. All questions that comply with the rules of conduct approved by the Board will be addressed during the Annual Meeting to the extent that time permits. The rules of conduct will be posted at www.virtualshareholdermeeting.com/ALLY2021 before the Annual Meeting commences. Answers to any questions that are not addressed during the Annual Meeting due to time constraints will be posted on our website at www.ally.com/about/investor/events-presentations.

Cautionary Notice About Forward-Looking Statements and Other Terms

This proxy statement and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts — such as statements about future effects of COVID-19 and our ability to navigate them, the outlook for financial and operating metrics and performance, and future capital allocation and actions. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,”

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Proxy Statement

“plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future.

Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2020, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our SEC filings). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This proxy statement and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in this proxy statement or the related communication.

Unless the context otherwise requires, the following definitions apply. The term “loans” means the following consumer and commercial products associated with our direct and indirect financing activities: loans, retail installment sales contracts, lines of credit, and other financing products excluding operating leases. The term “operating leases” means consumer- and commercial-vehicle lease agreements where Ally is the lessor and the lessee is generally not obligated to acquire ownership of the vehicle at lease-end or compensate Ally for the vehicle’s residual value. The terms “lend,” “finance,” and “originate” mean our direct extension or origination of loans, our purchase or acquisition of loans, or our purchase of operating leases as applicable. The term “consumer” means all consumer products associated with our loan and operating-lease activities and all commercial retail installment sales contracts. The term “commercial” means all commercial products associated with our loan activities, other than commercial retail installment sales contracts. The term “partnerships” means business arrangements rather than partnerships as defined by law.

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Proposal 1 Election of Directors

Board Composition

The Board currently has 12 seats. The Board believes that this size is appropriate at the present time based on its assessment of the need for particular talents or other qualities, the benefits associated with a diversity of perspectives and backgrounds, the availability of qualified candidates, the workloads and needs of the Board’s committees, and other relevant factors. All seats on the Board are up for election annually.

The Compensation, Nominating, and Governance Committee (CNGC) has recommended, and the Board has nominated, the following slate of 12 director candidates for election at the Annual Meeting to hold office until the next annual meeting of stockholders in 2022. This slate comprises all of the current directors of the Company. Each has agreed to be nominated and named in this proxy statement and to serve if elected.

Nominee/Principal Occupation	Age	Director Since	Independent	Audit Committee	Risk Committee	Digital Transformation Committee	CNGC
Franklin W. Hobbs Former President and CEO, Ribbon Communications	73	2009	Yes				∎
Kenneth J. Bacon Former Executive Officer, Fannie Mae	66	2015	Yes		Chair
Katryn (Trynka) Shineman Blake Former CEO, Vistaprint	46	2018	Yes	∎		∎
Maureen A. Breakiron-Evans Former CFO, Towers Perrin	66	2015	Yes	∎		∎
William H. Cary Former Executive Officer, General Electric	61	2016	Yes	Chair
Mayree C. Clark Former Executive Officer, Morgan Stanley	64	2009	Yes	∎	∎
Kim S. Fennebresque Former Chairman and CEO, Cowen Group	70	2009	Yes			∎	Chair
Marjorie Magner Former Executive Officer, Citigroup	71	2010	Yes		∎		∎
Brian H. Sharples Former Chairman and CEO, HomeAway	60	2018	Yes		∎	∎
John J. Stack Former Chairman and CEO, Ceska Sporitelna, A.S.	74	2014	Yes	∎	∎		∎
Michael F. Steib Current CEO, Artsy	44	2015	Yes			Chair
Jeffrey J. Brown Current CEO, Ally Financial	48	2015	No
Number of meetings in 2020				10	5	5	8

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Proposal 1 – Election of Directors

We expect that this will be an uncontested election of directors—that is, an election where the number of properly nominated director candidates does not exceed the number of directors to be elected. In that case, under our Bylaws, each director will be elected by a majority of the votes cast with respect to the director. A “majority of the votes cast” means that the number of shares voted FOR a director nominee must exceed the number of shares voted AGAINST that director nominee. Voting ABSTAIN in an uncontested election will have no effect on the outcome. The Company has adopted a director resignation policy providing that, if an incumbent director nominee fails to receive a majority of the votes cast in an uncontested election, the director must promptly tender a notice of resignation to the Company’s Chief Executive Officer (CEO) or Secretary, which will become effective only upon acceptance by the Board. The CEO or the Secretary, as applicable, will relay a copy of the notice to the Chair of the Board and the Chair of the CNGC. The CNGC will make a recommendation to the Board as to whether the resignation should be accepted or rejected or whether other action should be taken. The affected director will not take part in any deliberations or actions of the CNGC or the Board relating to the resignation. Within 90 days following certification of the election results, the Board will act on the resignation, taking into account the CNGC’s recommendation and any other information judged by the Board to be relevant, and publicly disclose its decision in a filing with the U.S. Securities and Exchange Commission (SEC). If the Board rejects the director’s resignation, under Delaware law, the director will continue to serve on the Board. If the Board accepts the director’s resignation, the Board may fill the resulting vacancy or may reduce the size of the Board.

If the election of directors unexpectedly becomes contested—that is, an election where the number of properly nominated director candidates exceeds the number of directors to be elected—plurality voting will apply under our Bylaws. “Plurality voting” means that the seats on the Board will be filled by the director nominees who receive the highest number of FOR votes. Voting AGAINST or ABSTAIN in a contested election will have no effect on the outcome.

No cumulative voting rights exist in this election. If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote your shares on this matter if no instruction is received from you.

We do not anticipate that any nominee will become unavailable for election. If that were to happen for any reason, however, the shares represented by proxies and voting for a nominee who unexpectedly becomes unavailable will be voted instead for a substitute candidate nominated by the Board, unless the Board elects to reduce its size.

The Board recommends that stockholders vote FOR the election of each of the 12 nominees to our Board.

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Proposal 1 – Election of Directors

Director Qualifications and Responsibilities

The Board recognizes that it is important for the Company’s directors to possess a diverse array of backgrounds, skills, and qualifications, whether in terms of education, business acumen, accounting and financial expertise, risk-management experience, or experience with other organizations. When considering director candidates, the CNGC and the Board take into account these factors as well as other characteristics that, in their judgment, will enhance the effectiveness of the Board. These characteristics include independence, the ability to understand Ally’s primary risks and to advise management on Ally’s strategic plans and objectives in the context of its risk profile, the ability to make independent and disinterested decisions in the balanced and best interests of Ally’s stockholders as a whole, the ability and willingness to devote sufficient time and attention to Ally, personal and professional integrity, honesty, ethics, and values, and the candidate’s overall fit within the existing mix of director characteristics. While not intended to be exhaustive, the following matrix highlights a number of relevant skills possessed by some or all of the 12 nominees.

100%	75%	75%	100%

Senior Executive Leadership	Financial-Services Industry	Regulatory / Governmental	Risk Management

75%	92%	67%

Finance / Accounting	Other Public-Company Board	Technology

In addition, the CNGC and the Board consider diversity in the characteristics of director candidates, including each candidate’s perspective and background, with the ultimate aim of enhancing the Board’s ability to perform its oversight function most effectively. We strive to complement the institutional knowledge of longer tenured directors with fresh perspectives brought by newer directors and believe that the diversity of our nominees contributes to enhancing the efficacy of our Board, increasing the fundamental value of our Company, and creating long-term value for stockholders.

Age of Directors	Diversity	Director Independence	Director Tenure

In their consideration of director candidates, the CNGC and the Board also take into account the Board’s role to provide direction and oversight for the Company’s business and affairs. In its oversight role, the Board’s primary responsibilities are the following:

•

overseeing Ally’s strategy, including reviewing, advising management on, and monitoring performance against Ally’s strategic plans and objectives while taking into account Ally’s risk appetite, resources, and controls;

•

selecting the CEO, and through the CNGC, (a) approving goals and compensation for, and evaluating the performance of, the CEO and other identified members of senior management, (b) overseeing succession plans for the CEO and other identified members of senior management, and (c) overseeing compensation policies relative to risks and applicable law;

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Proposal 1 – Election of Directors

•

through the Risk Committee (RC), overseeing Ally’s risk-management framework, including approving a risk appetite for Ally that aligns with its strategy and risk capacity and reviewing Ally’s program for managing compliance risk;

•

overseeing Ally’s financial performance and condition, and through the Audit Committee (AC), monitoring the integrity of Ally’s financial statements and financial-reporting process and the adequacy of its financial and other internal controls, including disclosure controls and procedures; and

•

establishing the proper “tone at the top” for the culture and values of Ally, including approving Ally’s code of conduct and ethics and monitoring management’s promotion of integrity, honesty, and ethical and legal conduct throughout Ally.

The CNGC and the Board are dedicated to assembling directors who excel in fulfilling these responsibilities, exercise independent leadership and oversight of management, and operate in a cohesive and effective manner. Each director candidate possesses valued backgrounds, skills, qualifications, and other characteristics, and collectively, these director candidates are positioned to meaningfully contribute to increasing the fundamental value of Ally and creating long-term value for stockholders.

The Board has affirmatively determined in its business judgment that each of Mr. Hobbs, Mr. Bacon, Ms. Shineman, Ms. Breakiron-Evans, Mr. Cary, Ms. Clark, Mr. Fennebresque, Ms. Magner, Mr. Sharples, Mr. Stack, and Mr. Steib is independent as defined in the New York Stock Exchange (NYSE) listing standards and applicable SEC rules (each independent and an independent director). The Board has determined that Mr. Brown, the Company’s CEO, is not independent due to his position as an executive officer of the Company. In evaluating the independence of each director candidate, transactions, relationships, and arrangements between the director candidate or any related person or interest and the Company or any of its subsidiaries were assessed. These included a variety of financial-services relationships—such as deposit accounts, extensions of credit, and investment services—and one commercial arrangement involving the provision of services in the ordinary course of business to Ally. All of these transactions, relationships, and arrangements were judged to have been made on terms and under circumstances at least as favorable to the Company or its subsidiaries as those that were prevailing at the time for comparable transactions, relationships, or arrangements with unrelated persons or interests or those that would have applied to unrelated persons or interests. In addition, none of these transactions, relationships, or arrangements were determined to require disclosure under Item 404(a) of SEC Regulation S-K. The Board concluded as well that no independent director has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. No familial relationships exist among the directors.

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Proposal 1 – Election of Directors

Set forth here is a brief description of the backgrounds, skills, and other characteristics that led the CNGC and the Board to conclude that the director candidates should be nominated for election at the Annual Meeting.

Age: 73 Director Since: 2009 Ally Board Committees: • Compensation, Nominating, and Governance Other Public-Company Directorships: • None

Franklin W. Hobbs

Biographical Information

Director of Ally since May 2009 and the current Chairman of the Board. Mr. Hobbs served as President and Chief Executive Officer of Ribbon Communications Inc. from December 2017 through November 2019. Since 2004, he has been an advisor to One Equity Partners LLC. He was previously the Chief Executive Officer of Houlihan Lokey Howard & Zukin. In that role, he oversaw all operations, which included advisory services for mid-market companies involved in mergers and acquisitions and corporate restructurings. He previously was Chairman of UBS AG’s Warburg Dillon Read Inc. unit. Prior to that, he was President and Chief Executive Officer of Dillon, Read & Co. Inc. Mr. Hobbs earned his bachelor’s degree from Harvard College and master’s degree in business administration from Harvard Business School. He currently serves as a director of privately held Amherst Holdings LLC and Basin Holdings LLC. Mr. Hobbs previously served as a director of Lord Abbett & Company from 2000 through 2018, as Chairman of the Supervisory Board of BAWAG P.S.K. from March 2013 through March 2017, as a director of Ribbon Communications Inc. from December 2017 through November 2019, and as a director of Molson Coors Brewing Company from 2005 through May 2020.

Qualifications

Mr. Hobbs is nominated to be a director because he brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, technology, and public-company board service.

Age: 66

Director Since: 2015

Ally Board Committees:

•   Risk (Chair)

Other Public-Company Directorships:

•   Arbor Realty Trust, Inc. (NYSE: ABR)

•   Comcast Corporation (NASDAQ: CMCSA)

•   Welltower, Inc. (NYSE: WELL)

Kenneth J. Bacon

Biographical Information

Director of Ally since February 2015. Mr. Bacon is the co-founder and a partner of RailField Realty Partners, a real estate asset management and private-equity firm based in Bethesda, Maryland. Prior to this, he held a number of leadership positions at Fannie Mae, most recently as Executive Vice President of the multi-family mortgage business. He retired from Fannie Mae in 2012 following a 19-year career. Mr. Bacon also held executive positions at Resolution Trust Corporation, Morgan Stanley & Company, Inc., and Kidder Peabody & Co. He currently serves on the public-company boards of Arbor Realty Trust, Inc., Comcast Corporation, and Welltower, Inc., and on the advisory board of Dominium Management, a privately held housing development and management company. He previously served as a director of Bentall Kennedy L.P. until its acquisition by Sun Life Financial of Canada in 2015 and as a director of Forest City Realty Trust, Inc. until its acquisition by Brookfield in 2018. Mr. Bacon earned a bachelor’s degree from Stanford University, a master’s degree in international relations from the London School of Economics, and a master’s degree from Harvard Business School.

Qualifications

Mr. Bacon is nominated to be a director because he brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, technology, and public-company board service.

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Proposal 1 – Election of Directors

Age: 46 Director Since: 2018 Ally Board Committees: • Audit • Digital Transformation Other Public-Company Directorships: • TripAdvisor, Inc. (NASDAQ: TRIP)

Katryn (Trynka) Shineman Blake

Biographical Information

Director of Ally since August 2018. Ms. Shineman served as the Chief Executive Officer of Vistaprint from February 2017 through February 2019. Vistaprint is a subsidiary of Cimpress N.V. that provides printing and digital marketing services for more than 17 million micro businesses globally. Prior to this, she served in a number of roles at Vistaprint dating back to 2004, including Chief Customer Officer, Executive Vice President for Global Marketing, and President. Prior to joining Vistaprint, Ms. Shineman was a director and senior manager at PreVision Marketing, a boutique analytic and marketing agency focused on developing strategic segmentations, customer metrics, and loyalty programs for retail clients. Ms. Shineman currently serves on the public-company board of TripAdvisor, Inc. and is a member of the Massachusetts Technology Leadership Council board of trustees, a leading regional technology association that drives growth and innovation by connecting technology leaders, investors, academics, and policymakers. She also serves as a director for SEMrush Inc., a privately held company that provides an online visibility management and content marketing SaaS platform. Ms. Shineman holds a bachelor’s degree in psychology from Cornell University and a master’s degree in business administration from Columbia Business School.

Qualifications

Ms. Shineman is nominated to be a director because she brings experience in senior executive leadership, risk management, finance and accounting, technology, and public-company board service.

Age: 66

Director Since: 2015

Ally Board Committees:

•   Audit

•   Digital Transformation

Other Public-Company Directorships:

•   Cognizant Technology
Solutions Corp. (NASDAQ: CTSH)

•   Cubic Corporation (NYSE: CUB)

Maureen A. Breakiron-Evans

Biographical Information

Director of Ally since July 2015. Ms. Breakiron-Evans served as Chief Financial Officer of Towers Perrin from January 2007 to April 2008. Prior to that, she served as Vice President and General Auditor of CIGNA Corporation, as Executive Vice President and Chief Financial Officer of Inovant, LLC, and in several positions at Transamerica Corporation. Ms. Breakiron-Evans began her career as a financial auditor, ultimately serving as an audit partner with Arthur Andersen & Co. She currently serves on the public-company boards of Cognizant Technology Solutions Corp. and Cubic Corporation. Ms. Breakiron-Evans previously served on the board of directors of the Federal Home Loan Bank of Pittsburgh, a government-sponsored enterprise, and ING Direct, an internet bank. She also served on the board of directors of Heartland Payment Systems, Inc., a provider of payment processing services, from 2012 to 2016, where she chaired the audit committee. She received a bachelor’s degree in business administration from Stetson University, a master’s degree in business administration from Harvard Business School, and a master’s degree in liberal arts from Stanford University. She is also a Certified Public Accountant in the State of Florida.

Qualifications

Ms. Breakiron-Evans is nominated to be a director because she brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, technology, and public-company board service.

15

Proposal 1 – Election of Directors

Age: 61 Director Since: 2016 Ally Board Committees: • Audit (Chair) Other Public-Company Directorships: • Rush Enterprises, Inc. (NASDAQ: RUSHA / RUSHB)

William H. Cary

Biographical Information

Director of Ally since June 2016. Mr. Cary is a former executive of General Electric (GE). During his 29 years at GE, he held several leadership positions in consumer and wholesale finance, as well as in the areas of finance, risk, and capital markets. His roles included the President and Chief Operating Officer of GE Capital and the President and Chief Executive Officer of GE Money in London. Mr. Cary began his career at Clorox Company. He currently serves on the public-company board of Rush Enterprises, Inc. Mr. Cary previously served as a director of BRP, Inc. from September 2015 through May 2019. Mr. Cary received his bachelor’s degree in business administration and finance from San Jose State University.

Qualifications

Mr. Cary is nominated to be a director because he brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, and public-company board service.

Age: 64 Director Since: 2009 Ally Board Committees: • Audit • Risk Other Public-Company Directorships: • Deutsche Bank AG (NYSE: DB)

Mayree C. Clark

Biographical Information

Director of Ally since May 2009. Ms. Clark is the founding partner of Eachwin Capital, an investment management organization. Previously, she was a partner and member of the executive committee of AEA Holdings and held a variety of executive positions at Morgan Stanley over a span of 24 years, serving as Global Research Director, Director of Global Private Wealth Management, deputy to the Chairman, President and Chief Executive Officer, and non-executive Chairman of Morgan Stanley Capital International. Since May 2018, Ms. Clark has been a member of the Supervisory Board of Deutsche Bank AG, where she chairs the Risk Committee and the Nomination Committee and is a member of the Strategy Committee. She also served as a director of Taubman Centers, Inc. from January 2018 until its acquisition by Simon Property Group, Inc. in December 2020. Ms. Clark is a member of the Council on Foreign Relations. She received her master’s degree in business administration from Stanford University Graduate School of Business and her bachelor’s degree from the University of Southern California.

Qualifications

Ms. Clark is nominated to be a director because she brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, and public-company board service.

16

Proposal 1 – Election of Directors

Age: 70

Director Since: 2009

Ally Board Committees:

•   Compensation, Nominating, and
Governance (Chair)

•   Digital Transformation

Other Public-Company Directorships:

•   Albertsons Companies, Inc. (NYSE: ACI)

•   BAWAG P.S.K. (VIE: BG)

•   BlueLinx Holdings Inc. (NYSE: BXC)

•   Rotor Acquisition Corp. (NYSE: ROT)**

Kim S. Fennebresque

Biographical Information

Director of Ally since May 2009. Mr. Fennebresque served as Chairman, President, and Chief Executive Officer of Cowen Group, Inc., a multinational investment bank, from 1999 to 2008. Prior to joining Cowen Group, he served as Head of the Corporate Finance and Mergers & Acquisitions departments at UBS, as General Partner and Co-Head of Investment Banking at Lazard Frères & Co., and in various positions at The First Boston Corporation. Mr. Fennebresque is a graduate of Trinity College and Vanderbilt Law School. He currently serves on the public-company boards of Albertsons Companies, Inc., BlueLinx Holdings Inc., and Rotor Acquisition Corp.** and on the Supervisory Board of BAWAG P.S.K. Mr. Fennebresque formerly served on the boards of Ribbon Communications Inc., Delta Tucker Holdings, Inc., TEAK Fellowship, Fountain House, and Common Good.

Qualifications

Mr. Fennebresque is nominated to be a director because he brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, technology, and public-company board service.

** Rotor Acquisition Corp. (RAC) is a blank-check company whose stated business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities (Business Combination). Upon completion of a Business Combination, which RAC has disclosed must be completed no later than 18 months from the closing of its initial public offering in January 2021, Mr. Fennebresque has committed that he will no longer serve as a director for, or otherwise be affiliated with, RAC or any successor business.

Age: 71 Director Since: 2010 Ally Board Committees: • Compensation, Nominating, and Governance • Risk Other Public-Company Directorships: • None

Marjorie Magner

Biographical Information

Director of Ally since May 2010. Ms. Magner was a founding member of Brysam Global Partners, a specialized private-equity firm investing in financial services, and served as a partner from 2007 through December 2019. Prior to that, she served as Chairman and Chief Executive Officer of the Global Consumer Group at Citigroup. In this position, she was responsible for the company’s operations, serving consumers through retail banking, credit cards, and consumer finance. She earned a bachelor’s degree in psychology from Brooklyn College and a master’s degree from Krannert School of Management at Purdue University. Ms. Magner previously served on the board of Accenture plc from 2006 through January 2019, most recently as lead director, and also previously served on the board of TEGNA Inc. Ms. Magner currently serves as a member of the Brooklyn College Foundation and is on the Dean’s Advisory Council for the Krannert School of Management.

Qualifications

Ms. Magner is nominated to be a director because she brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, and public-company board service.

17

Proposal 1 – Election of Directors

Age: 60

Director Since: 2018

Ally Board Committees:

•   Digital Transformation

•   Risk

Other Public-Company
Directorships:

•   Avalara, Inc. (NYSE: AVLR)

•   GoDaddy, Inc. (NYSE: GDDY)

•   Yelp Inc. (NYSE: YELP)

Brian H. Sharples

Biographical Information

Director of Ally since August 2018. Mr. Sharples co-founded Twyla, Inc., a privately held online art sales company, serving as its Chairman from October 2016 until December 2018. From April 2004 through September 2016, Mr. Sharples served as co-founder, Chairman, and Chief Executive Officer of HomeAway, Inc., a global online marketplace for the vacation rental industry, and he continued serving as Chairman through January 2017. Prior to this, he served as President and Chief Executive Officer of IntelliQuest Information Group, Inc., a supplier of marketing data and research to technology companies. He began his career as a consultant at Bain & Company, a global management consulting firm, and has engaged in several entrepreneurial and investment activities since that time. Mr. Sharples currently serves on the public-company boards of Avalara, Inc., GoDaddy Inc., and Yelp Inc., and he also serves as a director for privately held Moose Pond Acquisition Corp, NCV I (which has filed a registration statement with the SEC related to a potential initial public offering) and RVshare LLC. Mr. Sharples earned a bachelor’s degree in math and economics from Colby College and a master’s degree in business administration from the Stanford Graduate School of Business.

Qualifications

Mr. Sharples is nominated to be a director because he brings experience in senior executive leadership, risk management, technology, and public-company board service.

Age: 74 Director Since: 2014 Ally Board Committees: • Audit • Compensation, Nominating, and Governance • Risk Other Public-Company Directorships: • Erste Group Bank AG (OTCMKTS: EBKDY)

John J. Stack

Biographical Information

Director of Ally since July 2014. Mr. Stack served as Chairman and Chief Executive Officer of Ceska Sporitelna, A.S., the largest bank in the Czech Republic, from 2000 to 2007. Prior to that, he spent 22 years in retail banking in various roles at Chemical Bank and then later at Chase Bank. Mr. Stack began his career in government, working in staff roles in the New York City Mayor’s Office and then the New York City Courts System. He earned a bachelor’s degree from Iona College and a master’s degree from Harvard Graduate School of Business Administration. Mr. Stack currently serves on the public-company board of Erste Group Bank AG and is also the Chairman of the board of directors of Ceska Sporitelna, A.S. He also serves as a director for privately held Mutual of America Capital Management.

Qualifications

Mr. Stack is nominated to be a director because he brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, finance and accounting, and public-company board service.

18

Proposal 1 – Election of Directors

Age: 44 Director Since: 2015 Ally Board Committees: • Digital Transformation (Chair) Other Public-Company Directorships: • None

Michael F. Steib

Biographical Information

Director of Ally since July 2015. Mr. Steib currently serves as the Chief Executive Officer of Artsy, a leading platform for buying and selling art by the world’s leading artists. He previously served as Chief Executive Officer of XO Group Inc., a consumer internet-service firm that assisted millions of people in planning their weddings. XO Group Inc. was sold in December 2018 to privately held WeddingWire, Inc. He also previously served as Chief Executive Officer at Vente-Privee USA beginning in 2011. Prior to that, he served at Google, Inc. as Director, Google TV Ads from 2007 to 2009 and Managing Director, Emerging Platforms from 2009 to 2011. From 2001 through 2006, Mr. Steib held positions at NBC Universal/General Electric, where he served as General Manager, Strategic Ventures and prior to that as Vice President, Corporate Development. In addition, he previously worked on the development of new businesses for Walker Digital, LLC and as a management consultant with McKinsey & Company. Mr. Steib previously served as Co-Chair of Literacy Partners and as Chair of Career Gear. Mr. Steib received bachelor’s degrees in economics and international relations from the University of Pennsylvania.

Qualifications

Mr. Steib is nominated to be a director because he brings experience in senior executive leadership, risk management, technology, and public-company board service.

Age: 48 Director Since: 2015 Ally Board Committees: • None Other Public-Company Directorships: • None

Jeffrey J. Brown

Biographical Information

Jeffrey J. Brown (JB) was named Chief Executive Officer of Ally Financial Inc. in February 2015, and also serves on its Board of Directors. Mr. Brown is driving Ally’s evolution as a leading digital financial services company. Under his leadership, Ally is building on its strengths in auto financing, retail deposits and corporate financing, as well as diversifying its offerings to include digital wealth management and online brokerage, mortgage products, and point-of-sale lending. Mr. Brown has deep financial services experience, previously serving in a variety of executive leadership positions at Ally and other leading financial institutions. Prior to being named CEO, Mr. Brown was President and CEO of Ally’s Dealer Financial Services business where he oversaw the auto finance, insurance, and auto servicing operations. Mr. Brown joined Ally in March 2009 as Corporate Treasurer and, in 2011, was named Executive Vice President of Finance and Corporate Planning, leading finance, treasury and corporate-strategy initiatives. Mr. Brown received a bachelor’s degree in economics from Clemson University and an executive master’s degree in business from Queens University in Charlotte. He serves on the board of the Clemson University Foundation and is Chairman of the Queens University of Charlotte Board of Trustees. Mr. Brown is president of the Federal Advisory Council (FAC) for 2021. In 2018, he was appointed by the Board of Directors of the Federal Reserve Bank of Chicago as representative for the Seventh Federal Reserve District. Passionate about diversity and inclusion, he joined the first 150 members of the CEO Action for Diversity & Inclusion pledge, advancing diversity and inclusion in the workplace as a competitive and societal issue. Mr. Brown was honored as CEO of the year by the Thurgood Marshall College Fund in 2019. He received a 2016 Father of the Year award by the Father’s Day Council and benefitting the American Diabetes Association for his commitment to family, career, and community.

Qualifications

Mr. Brown is nominated to be a director because he brings experience in senior executive leadership, the financial-services industry, regulatory and governmental matters, risk management, and technology. Mr. Brown also brings extensive experience gained as the Chief Executive Officer of Ally and through other key leadership positions at the Company.

19

Board Governance Matters

In identifying and recommending candidates to stand for election to the Board, the CNGC may consider existing directors for renomination and may use search firms or other resources to identify other potential director candidates. The CNGC also considers potential director candidates who are recommended by stockholders in compliance with applicable law and listing rules and our Bylaws. Stockholders desiring to recommend candidates for membership on the Board for consideration by the CNGC should address their recommendations in writing, including all information required by our Bylaws, to the Compensation, Nominating, and Governance Committee of the Board of Directors, Ally Financial Inc., Attention: Corporate Secretary, 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226. The CNGC uses the same criteria to evaluate all potential director candidates regardless of how they have been identified.

The effectiveness of these policies and processes for identifying and considering potential director candidates is assessed by the CNGC in connection with its annual evaluation of the performance of the Board and each committee as contemplated by the Board’s Governance Guidelines (Governance Guidelines).

Meeting Attendance

Directors are strongly encouraged to attend each annual meeting of stockholders in order to provide an opportunity for informal communication between directors and stockholders and to enhance the Board’s understanding of stockholder priorities and perspectives. All existing directors attended the last annual meeting of stockholders on April 28, 2020.

The Board met ten times during 2020. Each nominee who is currently a director attended at least 75% of the aggregate of (1) the total number of meetings held in 2020 by the Board during the period when the director was serving in that capacity and (2) the total number of meetings held in 2020 by all applicable committees during the period when the director was serving on those committees.

The Board’s Leadership Structure

Under our Bylaws, a majority of the full Board elects the chairperson. Whenever the chairperson does not qualify as an independent director, the independent directors—by a majority vote at a meeting consisting solely of independent directors—elects one of the independent directors as lead director. Mr. Hobbs serves as the Chairman of the Board and is a non-executive and independent director. Mr. Brown is our CEO.

The Board believes that separating the roles of Chairman and CEO is currently in the best interests of the Company and its stockholders because, based on the Company’s present circumstances, the structure provides a balance between strategic development and independent oversight of management. The Board, however, maintains its flexibility to make this determination at any time to provide appropriate leadership for the Company as circumstances warrant.

Our Bylaws provide that the chairperson (or in the chairperson’s absence, the lead director if one exists or, if none exists, an alternate director designated by a majority of the independent directors then present) will preside at Board meetings. Under the Governance Guidelines, the chairperson also has the following responsibilities: (1) serve as a liaison between the independent directors and management, (2) periodically communicate with the CEO to discuss matters of importance to the independent directors, (3) provide for adequate deliberations on all agenda items and other matters properly brought before the Board, and (4) perform other duties that are appropriate for a non-executive chair and that a majority of the independent directors may identify from time to time.

20

Board Governance Matters

Committees of the Board

The standing committees of the Board are the CNGC, the AC, the RC, and the Digital Transformation Committee (DTC). The membership of these committees during 2020 and the total number of their meetings in 2020 are detailed in the table in Proposal 1.

 Compensation, Nominating, and Governance Committee

The CNGC assists the Board in overseeing:

•

the establishment, maintenance, and administration of Ally’s executive-compensation plans, which includes evaluating, determining, and approving the goals and compensation of the CEO, the other individuals who are designated as officers or executive officers (together with the CEO, the Executive Officers) under SEC Rule 16a-1 or 3b-7 respectively, and other executives designated by the CNGC as under its purview (together with the Executive Officers, the Purview Executives);

•	Ally’s executive-leadership development and succession planning, the compensation of non-employee directors, and the disclosure of executive-compensation matters as required by applicable law;
•

the identification of qualified individuals for membership on the Board, evaluations of the performance of the Board, its committees, and management, and the development and administration of corporate-governance guidelines and other corporate-governance practices; and

•	the review and evaluation of all related-person transactions to the extent required by Ally’s governing documents or policies or applicable law.

The Board has determined that all members of the CNGC are qualified to serve on the CNGC under applicable SEC rules and NYSE listing standards (including the independence and non-employee-director requirements for compensation-committee members).

A narrative description of the processes for considering and determining executive and director compensation—including (1) the CNGC’s authority and the extent to which that authority may be delegated and (2) the roles of Ally’s executive officers and compensation consultants in determining or recommending the amount or form of executive and director compensation—can be found in Compensation Discussion and Analysis and Director Compensation later in this proxy statement.

The CNGC’s policies on the nomination process for directors can be found in Director Qualifications and Responsibilities earlier in this proxy statement.

Audit Committee

The AC is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 as amended (Exchange Act). The AC assists the Board in overseeing:

•	Ally’s accounting and financial reporting;
•	the appointment, qualifications, independence, and performance of Ally’s independent registered public accounting firm;
•	the performance and independence of Ally’s internal audit function;
•	Ally’s compliance with legal and regulatory requirements; and
•	in conjunction with the RC, the effectiveness of Ally’s risk management and internal controls in connection with the foregoing.

The Board has determined that all members of the AC are qualified to serve on the AC under applicable SEC rules and NYSE listing standards (including the independence and financial-literacy requirements for audit-committee members) and have accounting or related financial-management expertise under applicable NYSE listing standards. The Board also has determined that Mr. Cary, Ms. Breakiron-Evans, Ms. Clark, and Mr. Stack are audit-committee financial experts under applicable SEC rules. None of the members of the AC simultaneously serve on more than three public-company audit committees.

Additional information about the AC can be found in the Audit Committee Report later in this proxy statement.

21

Board Governance Matters

Risk Committee

The RC assists the Board in overseeing Ally’s risk-management policies and global risk-management framework, including its risk-appetite statement and its program for managing compliance risk. The RC approves and oversees the enterprise-risk-management framework, including the material-risk taxonomy, and approves and reviews the risk-appetite statement and other risk-management policies of Ally’s global operations as delegated to it by the Board. In addition, the RC reviews the qualifications and independence of and approves the appointment, retention, performance evaluation, and compensation of the Chief Risk Officer, who directly reports to both the RC and the CEO.

Additional information about the RC can be found in Risk Management later in this proxy statement.

 Digital Transformation Committee

The DTC assists the Board in overseeing strategies for maximizing customer and stockholder value by understanding and capitalizing on industry changes and customer channels created by digital technologies.

The DTC reviews and reports to the Board on significant technologically driven developments that may impact Ally and the industries it serves, management’s strategies for maximizing the value to stockholders that can be created by these developments, and management’s strategies for capitalizing on alternative sources of revenues and profits generated through digital channels.

Risk Management

The Board’s primary responsibilities include, through the RC, overseeing Ally’s risk-management policies and global risk-management framework, including its risk-appetite statement and its program for managing compliance risk.

The RC is composed of only independent directors. Among the RC’s specific duties are the following:

•

approve and oversee the enterprise-risk-management framework, including the material-risk taxonomy, and approve and review the risk-appetite statement and other risk-management policies of Ally’s global operations as delegated to it by the Board;

•	oversee management’s responsibility for ensuring that the enterprise-risk-management framework is commensurate with Ally’s structure, risk profile, complexity, activities, and size;
•

review reports from the Chief Risk Officer on the risk-management policies of Ally’s global operations and the operation of its enterprise-risk-management framework, including reports on risk-management deficiencies, the resolution of those deficiencies, and emerging risks;

•	review reports and trends on Ally’s material risks as set forth in its risk-appetite framework and reports from management on its actions to assess, monitor, and control those risks;
•	review reports and trends on Ally’s liquidity planning and capital-management processes, and review and approve the contingency-funding plan, any material revisions to it, and stress-test policies and procedures;
•	review reports and trends on Ally’s program for managing compliance risk;
•	review reports on the new-product-approval process, including risks and performance of high-risk-rated products and alignment to the risk-appetite framework;
•	review reports and trends on Ally’s information-technology risks (including cybersecurity risk) and related risk-mitigation plans;
•	review and approve Ally’s business-continuity-and-testing plans;
•	review and approve Ally’s model-risk-management plan, and review reports and trends on Ally’s model-risk-management program; and
•	approve Ally’s loan-review plan, and review reports from Ally’s loan-review function.

22

Board Governance Matters

Among Ally’s primary types of risk under the material-risk taxonomy is information-technology/security risk. As further described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, we devote substantial resources to identifying, monitoring, measuring, mitigating, and reporting on information-technology/security risk, including in connection with independent third-party assessments, insurance coverage, and training. Senior management briefs the RC or the Board on information-security matters at least quarterly.

The RC also meets in joint session with the AC, at least annually, to discuss with management the guidelines and policies for assessing and managing Ally’s exposure to risks, including major financial risk exposures, and the steps management has taken to monitor, control, report on, and, as necessary, disclose those exposures.

In addition, the CNGC is responsible for overseeing the management of risks relating to Ally’s executive-compensation policies and practices and confirming that those policies and practices do not encourage excessive, inappropriate, or unnecessary risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on Ally. The AC correspondingly has responsibility to oversee the effectiveness of Ally’s risk management and internal controls that are designed to (1) safeguard assets, (2) confirm the accuracy and integrity of accounting, financial reporting, and disclosures, (3) maintain compliance with ethical standards, policies, procedures, and applicable laws, and (4) promote effectiveness and efficiency of operations.

While each of these committees is responsible for evaluating specified risks and overseeing the management of those risks, the full Board is regularly updated on the state of Ally’s risk profile, risk appetite, and enterprise-wide risk-management program and considers them in assessing and directing Ally’s strategy and business. Our independent Chairman and our CEO are individually focused as well on Ally’s risk-management policies and practices.

Communications with the Board

Under the Governance Guidelines, stockholders and other members of the public may communicate with the Board, the Chairman of the Board, any other individual director, the non-management directors as a group, the independent directors as a group, or any committee of the Board by sending written correspondence in care of the Ally Financial Inc. Corporate Secretary, 500 Woodward Avenue, MC: MI-01-10-CORPSEC, Detroit, Michigan 48226. The Secretary will forward correspondence relating to a director’s duties or responsibilities to the specified recipient. Correspondence that is unrelated to a director’s duties and responsibilities may be discarded or otherwise addressed by the Secretary. Any correspondence that expresses a concern about any governance, conduct, ethical, accounting, financial-reporting, or internal-control matter will be addressed as provided in the Governance Guidelines.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the CNGC during the year ended December 31, 2020—Kim S. Fennebresque, Franklin W. Hobbs, Marjorie Magner, and John J. Stack—(1) was an officer or employee of the Company during 2020, (2) was a former officer of the Company, or (3) had any relationship requiring disclosure by the Company under any paragraph of Item 404 of SEC Regulation S-K. No executive officer of Ally served on any board of directors or compensation committee of any other entity for which any of our directors served as an executive officer at any time during the year ended December 31, 2020.

23

Corporate Social Responsibility

We strive to be a relentless ally for social good

Our Four Key Pillars for Social Impact

We are relentless allies for our customers’ financial well-being. We are in business because of them and for them. We are committed to delivering innovative products and services that provide them with the confidence and freedom to make positive financial choices. As a leading digital financial-services company, we seek to be accessible to everyone and to continue investing in the future of finance—from our work on rapid product ideation and prototyping to our sponsorship and support of community initiatives designed to inspire transformative advances in banking.

Our employees—more than 9,500 strong—bring our mantra to “Do It Right” to life for our customers and communities. We emphasize a One Ally culture, grounded in our LEAD core values, where employees are engaged and feel cared for as individuals in an environment that supports all areas of diversity, while continuing to build Ally as a place where employees can pursue a career with meaning and purpose. We are also focused on diverse representation and retention in the workforce—including different genders, races, nationalities, sexual orientations, and other identities—across all levels of the organization from entry to leadership.

We strive to limit our environmental impact and promote sound, sustainable business practices and solutions while fostering economic growth, rationalizing operational expenses, and supporting economic mobility. With our digital bank having no brick-and-mortar branches, we are favorably positioned to achieve these aims. Likewise, our commitment to essentialism—a focused pursuit on activities that add value—helps us cut through excess and grounds us in a disciplined use of resources that contributes to a better environment for future generations.

We are driven to help people achieve their financial dreams through economic mobility. Our strategy focuses on three core areas: affordable housing, workforce preparedness/digital job training, and financial education. Our commitment is more than just throwing dollars at societal problems. We strive to connect, collaborate, and work with our communities to provide greater access to opportunities and resources that reduce barriers to economic mobility and improve economic circumstance.

24

Corporate Social Responsibility

Social Impact in Action

COVID-19 Support and Actions

In 2020, we recognized there was never a more critical time to deliver on our mantra to 'Do It Right' and were committed to supporting the people we serve safely and confidently through the COVID-19 pandemic—employees, customers, and communities alike. In mid-March, we led the industry with the launch of a comprehensive set of financial support initiatives to help our customers and our employees, as well as the communities we support, withstand the extraordinary pressures triggered by the crisis and be better positioned to recover from its effects.

As a result, 1.3 million customers have been supported through innovative solutions, $4.3 million was pledged to nonprofits for COVID-19 relief and economic mobility, and 99% of our workforce moved to work-from-home in a matter of weeks while the Company remained focused on their physical, emotional, and financial health and welfare.

Relief for Our Customers, Communities, & Employees

•      Up to 120 Days. Offered to defer auto & mortgage payments & no late fees.

•      90 Days. Offered to defer first auto payment.

•      Waived Fees. On excessive transactions, overdrafts, expedited shipping of checks & debit cards; for broker-assisted trades, paper statements & overnight outbound check processing.

•      CARES Act. Supported dealer applications for the Small Business Administration administered loan program. Participated as lender in the paycheck protection program supporting commercial dealer customers.

•      Relief. Offered deferred insurance premiums, wholesale interest & term loan payments + waived curtailment payments to eligible dealers.

•      Initial Response. Funds for critical needs of communities, particularly low to moderate income communities; medical, education, food and housing, economic support.

•      Supporting Healthcare. Funds to Atrium Health Essential Needs in Charlotte and Angel Share in Detroit for meals to the front-line.

•      Employee Efforts. Throughout 2020, our employees donated approximately $800,000 to nonprofits—a 71% year-over-year increase. Employees volunteered—largely virtually—over 13,000 hours.

•      Safety First and Foremost. Early and successful move to 99% work-from-home within weeks, including front-line call center teammates.

•      Benefit Enhancements. 100% coverage for COVID-19 testing and treatment, expanded virtual medical visits coverage, enhanced child & adult/elder care & flexible leave policies.

•      Financial Assistance. $1,200 one-time expense payment for those making less than $100,000. Pulled-forward 50% of 2020 incentive-compensation targets for most non-executive employees. Guaranteed payments under certain of our incentive plans for non-executive employees. Employee relief fund launched through Ally Foundation.

•      Open & Transparent. Regular leadership communications, always-on surveys & commitment to flexibility led to record engagement & enhanced trust.

Recognition as a Leader

Noteworthy Companies

25

Corporate Social Responsibility

Diversity and Inclusion

Strengthening a Culture that Promotes Belonging

We believe the best ideas come from a collective mixture of different voices and perspectives. We are an equal opportunity employer, and we strive for an inclusive work environment where all backgrounds, experiences, interests, viewpoints, and skills are respected, appreciated, and encouraged consistent with our culture. The reason we do this is straightforward – it’s the right thing to do for our employees, so they can bring their authentic selves to work every day and innovate for our customers. The results are striking – our latest company-wide engagement survey in 2020 was responded to by 82% of our employees and had an average employee engagement score of 87 out of 100, as compared to the financial services industry benchmark of 72 out of 100, as measured by our third-party provider. Notably, our score elevated us to the Top 10% of all companies benchmarked, regardless of industry.

Passionate About Diversity & Inclusion

Ally CEO Jeff Brown was honored as Thurgood Marshall College Fund CEO of the Year in 2019 for his efforts in advancing D&I in the workplace as a competitive and societal issue. These efforts included being one of the first 150 members of the CEO Action for Diversity & Inclusion pledge.

Nearly 40% of employees are members of an Employee Resource Group

Top 10%	Engagement versus all companies regardless of industry, as measured by our third-party provider in 2020	of our directors are women and persons of color	of our senior leadership team are women and persons of color	of women and persons of color were promoted or moved into new roles to advance their career in 2020	Retention rate for women and persons of color in 2020

Drawn together with Shared Interests

Our Employee Resource Groups (ERGs) are integral to D&I at Ally. They help build an atmosphere where people feel comfortable sharing their individuality and unique experiences where all employees feel heard. Membership is voluntary and open to all employees, whether they identify with the ERG or view themselves as an “ally” to the group.

Our ERGs create open forums for teammates who share common interests to meet and support one another. In 2020, ERGs were critical in connecting employees in our virtual environment, providing important channels for feedback and insights. Approximately 4,000 employees participated in “Let’s Talk about It” sessions aimed at bridging understanding on difficult topics through important conversations.

•	Aliados ALLYs	•	Asian/Middle Eastern ALLYs	•	Pride ALLYs

•	Diverse Abilities ALLYs	•	Generational ALLYs	•	Black/African American ALLYs

•	Veteran ALLYs	•	Women ALLYs

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Corporate Social Responsibility

Social Justice | Advancing Financial & Social Inclusion

In 2020, the world grappled with social injustices impacting us all. Ally’s strong D&I foundation, including existing programs and platforms to navigate tough conversations and topics, enabled the Company to immediately take a deliberate and transparent approach with opportunities for employees to learn, understand, and talk about the events and a way forward.

At the start of June, Ally’s executive leadership team and the Board pledged to advance words and deeds that counter prejudice and promote equity to build a future where differences are heard, valued, and celebrated. We further enhanced our existing commitment to D&I with the development of a financial and social inclusion strategy aimed at advancing work in four areas—employees, customers, communities, and suppliers—in 2020 and beyond.

financial and social inclusion framework
four pillar approach

Community

Further social justice and address disparate systems and policies through an intentional approach to the Company’s philanthropy, volunteerism, board service as well as CRA initiatives including loans, investments, and partnerships.

Employees Increase representation and retention of Black and Brown employees at professional, managerial, and executive levels through intentional programming and support.

Customers Enable financial and social inclusion through our culture of customer obsession, developing education and/or solutions to strengthen economic mobility for all.

Suppliers Actively promote ways diverse businesses can engage and succeed within the Ally Supply Chain.

Our Commitments | The principles that guide us

National Museum of African American History & Culture

Since 2019, Ally donated $1 million to the Smithsonian’s National Museum of African American History and Culture to offer programs and educational efforts to advance understanding, bridge differences, and promote inclusion.

Investing in Black Futures

In February 2021, Ally committed $1.3 million in scholarships and programming to address inequity of access to careers with long-term growth potential, in partnership with The Congressional Black Caucus Foundation, Thurgood Marshall College Fund, and other professional & university groups.

Supplier Diversity

Ally’s supplier diversity program has implemented a proactive business strategy encouraging the use of suppliers owned by U.S-based minorities, women, LGBTQ+, veterans, service-disabled veterans and those with disabilities, and small or disadvantaged businesses defined by local, state, or federal classifications.

27

Corporate Social Responsibility

One Ally Culture and LEAD Core Values

L	E	A	D

Look Externally: We strive to meet and exceed the needs of our customers with agility, speed, and innovation. We continually evolve, respond quickly, and deliver a superior customer experience.	Execute with Excellence: Good enough is never enough. With a focus on continuous improvement, our actions are driven by sound analysis and an intense focus on excellence.

Act with

Professionalism:

We operate with integrity, hold ourselves and each other accountable, treat others with respect, and embrace diversity and inclusion. This is the cornerstone to our long-term success and at the very foundation of what it means to be an ally.

Deliver Results: We are passionate about winning – for our customers, our teams, and our company. Success is measured at both the outcome and the path to achieve it.

Our Purpose | Be a relentless ally that always does right

As a customer-centric company with passionate customer service and innovative financial solutions, we are relentlessly focused on “Doing it Right” and being a trusted financial-services provider to our consumer, commercial, and corporate customers. We are one of the largest full-service automotive finance operations in the United States and offer a wide range of financial services and insurance products to automotive dealerships and consumers.

Our Business | A leader in digital financial services

Our award-winning digital direct bank (Ally Bank, Member FDIC and Equal Housing Lender) offers mortgage lending, point-of-sale personal lending, and a variety of deposit and other banking products, including savings, money-market, and checking accounts, CDs, and IRAs. Additionally, we offer securities-brokerage and investment-advisory services through Ally Invest. Our corporate-finance business offers capital for equity sponsors and middle-market companies.

Our Commitment | Do right by our customers

Upon launching our first ever enterprise-wide campaign themed “Do it Right,” we introduced a broad audience to our full suite of digital financial services, which emphasizes our relentless customer focus and commitment to constantly create and reinvent our product offerings and digital experiences to meet the needs of consumers.

We continue to build on this foundation and invest in enhancing the customer experience with integrated features across product lines on our digital platform.

Our expanded product offerings and unique brand are increasingly gaining traction in the marketplace, as demonstrated by industry recognition of our award-winning digital direct bank and strong customer acquisition and retention rates.

Our Commitments | The principles that guide us

Ally Charitable Foundation Ally Bank’s 2020 contribution of $34 million to the Foundation’s endowment ensures it is positioned to support lasting impact in its communities.	Giving Back Giving Back to our communities is part of our cultural DNA. In 2020, Ally donated $12.4 million to our communities through sponsorships, grants, employee giving, and matching gifts.

Economic Mobility

We support economic mobility for all. Providing greater access to financial education and resources not only enriches people’s lives, it helps empower them to improve their economic circumstances.

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Director Compensation

Our director-compensation program is designed to attract and retain directors with the characteristics described in Director Qualifications and Responsibilities earlier in this proxy statement and to provide fair compensation for the work required of a director in a company with Ally’s size, scope, business model, and risk profile. The program is reviewed by the CNGC—with advice from its compensation consultant, Frederic W. Cook & Co., Inc. (FW Cook)—and approved by the Board.

Consistent with the Governance Guidelines, Mr. Brown does not receive any separate compensation for his service on the Board.

Details of the director-compensation program for 2020 are set forth in the following table.

Pay Component	Non-Employee Director Compensation
Initial Equity Grant	•	$100,000(1)
Annual Cash Retainer	•	$90,000(2)
Annual Equity Retainer	•	$135,000(3)
Annual Retainer - Board Chair	•	Cash: $60,000(2)
	•	Equity: $90,000(3)
Annual Cash Retainer - Committee Chairs(2)	•	AC: $60,000
	•	RC: $60,000
	•	CNGC: $50,000
	•	DTC: $50,000
Annual Cash Retainer - Committee Members(2)	•	$20,000

(1)

Consists of director deferred stock units, each of which represents the right to receive one share of our common stock upon the director’s departure from the Board (Director DSUs). Director DSUs comprising the initial equity grant vest quarterly over one year. In October 2020, on the recommendation of the CNGC, the Board eliminated this $100,000 initial equity grant prospectively for new directors.

(2)	Paid in quarterly installments.
(3)	Consists of Director DSUs that vest immediately. This amount is prorated for directors who join the Board after the annual meeting of stockholders.

Consistent with the Governance Guidelines, non-employee directors are reimbursed for reasonable out-of-pocket expenses related to their service on the Board. Furthermore, under our Certificate of Incorporation, directors are limited in their liability and indemnified to the fullest extent permitted by Delaware law for their service in that capacity.

Ally allows its non-employee directors to defer from 0% to 100% of their cash retainers in 25% increments. These deferrals can be made into either fully vested Director DSUs or a cash account that is credited with interest quarterly. Interest earned on a cash account is based on the average rate offered by Ally Bank for deposits in its online savings accounts.

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Director Compensation

The following table describes compensation for non-employee directors who served during fiscal year 2020.

2020 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(a)	Total ($)
Franklin W. Hobbs(b)	170,026	225,003	395,029
Kenneth J. Bacon	170,000	135,011	305,011
Katryn (Trynka) Shineman Blake(c)	130,025	135,011	265,036
Maureen A. Breakiron-Evans(d)	130,025	135,011	265,036
William H. Cary	170,000	135,011	305,011
Mayree C. Clark	130,000	135,011	265,011
Kim S. Fennebresque	180,000	135,011	315,011
Marjorie Magner	130,000	135,011	265,011
Brian H. Sharples	130,000	135,011	265,011
John J. Stack	150,000	135,011	285,011
Michael F. Steib	160,000	135,011	295,011
(a)	Includes Director DSUs received during 2020. The number of Director DSUs granted is determined by the fair market value of Ally’s common stock on the applicable grant date.
(b)	Mr. Hobbs elected to defer 50% of his cash retainer payments in the form of Director DSUs, which had a total fair value of $85,026.
(c)	Ms. Shineman elected to defer 100% of her cash retainer payments in the form of Director DSUs, which had a total fair value of $130,025.
(d)	Ms. Breakiron-Evans elected to defer 100% of her cash retainer payments in the form of Director DSUs, which had a total fair value of $130,025.

The following table sets forth the aggregate number of Director DSUs held by each non-employee director at December 31, 2020.

Director DSU Balances as of December 31, 2020

Name	Annual Equity Grant (#)(a)	Non-Employee Director (NED) Deferred Stock (#)(b)	Prior Year DSU Total	Total DSUs (#)
Franklin W. Hobbs	14,764	3,989	87,038	105,791
Kenneth J. Bacon	8,859	-	34,105	42,964
Katryn (Trynka) Shineman Blake	8,859	6,100	18,899	33,858
Maureen A. Breakiron-Evans	8,859	6,100	54,264	69,223
William H. Cary	8,859	-	29,163	38,022
Mayree C. Clark	8,859	-	40,547	49,406
Kim S. Fennebresque	8,859	-	40,547	49,406
Marjorie Magner	8,859	-	40,547	49,406
Brian H. Sharples	8,859	-	12,619	21,478
John J. Stack	8,859	-	36,147	45,006
Michael F. Steib	8,859	-	31,659	40,518
(a)	Includes Director DSUs received as part of the annual retainer payments.
(b)

Includes Director DSUs received resulting from an election to defer cash payments owed to the director in the form of Director DSUs. The number of Director DSUs granted is determined by the fair market value of Ally’s common stock on the applicable grant date.

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Other Governance Policies and Practices

Code of Conduct and Ethics

Our Board has adopted a Code of Conduct and Ethics to promote integrity in the workplace, in the marketplace, and in our society and communities. The Code of Conduct and Ethics applies to all of Ally’s officers and employees, including the CEO, the Chief Financial Officer (CFO), and the Controller. We will post any amendment to the Code of Conduct and Ethics, as well as any waiver that is required to be disclosed under applicable SEC rules or NYSE listing standards, on the Company’s website at www.ally.com/about/investor/policies-charters/. There were no waivers from any provision of the Code of Conduct and Ethics in 2020 that were required to be disclosed.

Transactions with Related Persons

The Board has adopted a written Related-Person Transaction Policy (Related-Person Transaction Policy), which is included within the Governance Guidelines and which requires the CNGC to review and approve or ratify any related-person transaction.

A related-person transaction is any existing or proposed transaction, arrangement, or relationship, or any existing or proposed series of similar transactions, arrangements, or relationships, where (a) Ally or any of its subsidiaries was or will be a participant, (b) the amount involved exceeds $120,000, and (c) any related person had or will have a direct or indirect material interest. A related person is any Ally director or director nominee, any executive officer of Ally under Rule 3b-7 of the Exchange Act, any beneficial owner of more than 5% of any class of Ally’s voting securities, and any immediate family member of any of the foregoing. An immediate family member is any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law—including, in each case, adoptive relationships—and any person (other than a tenant or employee) sharing the same household.

The related person involved in a potential related-person transaction must promptly submit it to Ally’s General Counsel for initial review. The submission must describe (a) the related person’s name and relationship to Ally, (b) all of the related person's direct and indirect interests in the transaction, including the related person's positions and relationships with, and ownership interests in, any firm, corporation, or other entity that is involved in the transaction, (c) the approximate dollar value of the amount involved in the transaction and the amount of all of the related person’s direct and indirect interests in the transaction, in each case, determined without regard to the amount of profit or loss, and (d) all other material information about the transaction and the related person’s involvement in it.

The General Counsel will refer submitted related-person transactions to the CNGC for review and approval or ratification. Facts and circumstances taken into account by the CNGC when determining whether to approve or ratify a related-person transaction may include (a) its terms, (b) the nature and extent of the related person’s interest in it, (c) the benefits likely to accrue to Ally, (d) whether its consummation is consistent with the best interests of Ally and its stockholders, (e) whether it presents a heightened risk of conflicts of interest, an improper valuation, or the perception of such a conflict or improper valuation, (f) any impact on a director’s independence, (g) the availability of other comparable transactions, arrangements, or relationships, and (h) whether it is on terms no less favorable than those generally available to an unaffiliated third party under the same or similar circumstances or on terms comparable to those provided to Ally’s employees generally. If the CNGC does not approve or ratify a related-person transaction or if any conditions imposed on the approval or ratification are not satisfied, Ally may not enter into or otherwise be involved in the transaction or, if already executed, must rescind or terminate the transaction as promptly and on as favorable of terms to Ally as reasonably possible. No member of the CNGC may participate in any review or consideration of any related-person transaction involving the member, the member’s immediate family, or any related entity, although the member may be counted for purposes of determining the presence of a quorum at the meeting.

No review, approval, or ratification is required for a transaction, arrangement, or relationship (a) where the rates or charges involved are determined by competitive bids, (b) involving the rendering of services as a common or contract carrier or a public utility at rates or charges fixed in conformity with law or governmental authority, (c) involving services as a bank depositary of funds, transfer agent,

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Other Governance Policies and Practices

registrar, trustee under a trust indenture, or similar services, (d) where the interest of the related person arises solely from the ownership of a class of Ally’s equity securities and all holders of that class of equity securities receive the same benefit on a pro rata basis, or (e) involving indebtedness extended by any of Ally’s banking or broker-dealer subsidiaries if the extension of credit was made in the ordinary course of business, was made on substantially the same terms as those prevailing at the time for comparable transactions with unrelated persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

There has been no transaction since January 1, 2020, that is required to be reported under Item 404(a) of SEC Regulation S-K but that did not require review and approval or ratification under the Related-Person Transaction Policy or for which the Related-Person Transaction Policy was not followed.

Submission of Stockholder Proposals

Any proposal that a stockholder wishes to be considered for inclusion in Ally’s proxy materials for the 2022 annual meeting of stockholders pursuant to SEC Rule 14a-8 must be received in writing by Ally not later than November 16, 2021. We recommend that any stockholder proposal be delivered by means that provide proof of the date of delivery, such as certified mail (postage prepaid and return receipt requested). Please note that SEC Rule 14a-8 addresses when we must include a stockholder proposal in our proxy materials, including eligibility and procedural requirements that apply to the proponent.

Any stockholder proposal that is not submitted for inclusion in our proxy materials for the 2022 annual meeting of stockholders under SEC Rule 14a-8 (including any director nomination) but that is sought to be presented at that annual meeting under our Bylaws must be received in writing by Ally not earlier than January 4, 2022, and not later than February 3, 2022. Such a proposal (including any director nomination) also must satisfy the information and other requirements specified in our Bylaws, which are available on our web site at www.ally.com/resources/pdf/corporate/Bylaws.pdf.

Any stockholder proposal (including any director nomination) submitted to Ally in connection with the 2022 annual meeting of stockholders must be received at the following address: Ally Financial Inc., Corporate Secretary, 500 Woodward Avenue, Mail Code MI-01-10-CORPSEC, Detroit, Michigan 48226.

Governance Documents

Charters for the AC, the RC, the DTC, and the CNGC, along with the Governance Guidelines, the Code of Conduct and Ethics, and the Bylaws, are available on the Company’s website at www.ally.com/about/investor/policies-charters/.

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Stock Ownership

Security Ownership of Certain Beneficial Owners

At the close of business on March 8, 2021, the following were known to the Company to be the beneficial owners (as defined in SEC Rule 13d-3) of more than five percent of the Company’s common stock:

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage
Persons affiliated with The Vanguard Group (a) c/o The Vanguard Group 100 Vanguard Blvd., Malvern, Pennsylvania 19355	34,599,362	9.3%
Persons affiliated with Blackrock, Inc. (b) c/o Blackrock, Inc. 55 East 52nd Street New York, NY 10055	30,563,895	8.2%
Persons affiliated with Harris Associates LP (c) c/o Harris Associates LP 111 S. Wacker Drive Suite 4600, Chicago, Illinois 60606	28,239,762	7.6%
(a)

This is according to information provided to the Company in a Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2021. According to the Schedule 13G, The Vanguard Group has shared voting power over 339,437 shares of our common stock, sole dispositive power over 33,721,996 shares of our common stock, and shared dispositive power over 877,366 shares of our common stock.

(b)

This is according to information provided to the Company in a Schedule 13G filed by Blackrock, Inc. with the SEC on January 29, 2021. According to the Schedule 13G, Blackrock, Inc. has sole voting power over 26,523,505 shares of our common stock and sole dispositive power over 30,563,895 shares of our common stock.

(c)

This is according to information provided to the Company in a Schedule 13G filed by Harris Associates L.P. with the SEC on February 16, 2021. Harris Associates Inc. is the general partner of Harris Associates L.P. According to the Schedule 13G, Harris Associates L.P. and its general partner Harris Associates Inc. each has sole dispositive power over 28,239,762 shares of our common stock by reason of advisory and other relationships with clients who own such shares.

33

Stock Ownership

Security Ownership of Directors, Nominees, and Executive Officers

The following tables set forth information, at the close of business on March 8, 2021, concerning the number of shares of common stock and stock-settled units of the Company beneficially owned (as defined in SEC Rule 13d-3) by each director, nominee, and NEO (as defined in the Compensation Discussion and Analysis later in this proxy statement) as well as all directors and executive officers (as defined in SEC Rule 3b-7) as a group. Our executive officers under SEC Rule 3b-7 are also the individuals designated as our officers under Section 16(a) of the Exchange Act and SEC Rule 16a-1. Each of the individuals listed in the following table owns less than one percent of the outstanding shares of our common stock, and all directors and executive officers as a group own less than one percent of the outstanding shares of our common stock. The persons named have furnished this information to us.

Beneficial Ownership

Name	Shares of Common Stock Beneficially Owned	Stock-Settled Units(a)	Total Beneficial Ownership(b)
Franklin W. Hobbs	15,000	105,791	120,791
Kenneth J. Bacon	-	42,964	42,964
Katryn (Trynka) Shineman Blake	-	33,858	33,858
Maureen A. Breakiron-Evans	12,840	69,223	82,063
William H. Cary	-	38,022	38,022
Mayree C. Clark	30,000	49,406	79,406
Kim S. Fennebresque	-	49,406	49,406
Marjorie Magner	2,700	49,406	52,106
Brian H. Sharples	-	21,478	21,478
John J. Stack	4,000	45,006	49,006
Michael F. Steib	2,000	40,518	42,518
Jeffrey J. Brown	481,658	-	481,658
Jennifer A. LaClair	54,845	-	54,845
Diane E. Morais	189,959	-	189,959
Scott A. Stengel	76,330	-	76,330
Douglas R. Timmerman(c)	100,869	55,009	155,878
Directors and Executive Officers as a Group (18 persons)	1,099,779	600,087	1,699,866
(a)	Comprises all vested stock-settled units and all stock-settled units that will vest within 60 days of March 8, 2021.
(b)

Under SEC rules, stock units are not treated as beneficially owned if the holder does not have the right to acquire the underlying stock within 60 days of March 8, 2021, or if the stock units will be settled in cash and therefore do not represent the right to acquire stock. Amounts reflected in the following table comprise beneficially owned units included in the table above as well as time-based restricted stock units (RSUs) and performance-based restricted stock units (PSUs) that are excluded from the table above.

	Beneficially Owned
Name	Shares of Common Stock	Stock-Settled Units	Number of Stock-Settled RSUs(1)	Number of Cash-Settled PSUs(1)	Total	Implied Value ($)(2)
Jeffrey J. Brown	481,658	-	199,251	311,491	992,400	43,516,740
Jennifer A. LaClair	54,845	-	50,590	78,948	184,383	8,085,195
Diane E. Morais	189,959	-	54,859	86,600	331,418	14,532,679
Scott A. Stengel	76,330	-	32,687	52,629	161,646	7,088,177
Douglas R. Timmerman	100,869	55,009	200	85,307	241,385	10,584,732
(1)

The RSUs identified here settle in shares of Ally common stock, while the PSUs identified here settle in cash. For PSUs, the number assumes that the related performance goals are achieved at the target. For further information on all long-term incentive awards, refer to Compensation Discussion and Analysis—Components of Ally’s Compensation Program—Long-Term Incentive Awards later in this proxy statement.

(2)

The implied value was calculated by multiplying total beneficially owned shares of common stock and stock-settled units, stock-settled RSUs, and cash-settled PSUs, by $43.85, which was the closing price of Ally common stock on March 8, 2021.

(c)	Stock-settled units for Mr. Timmerman include RSUs that are nonforfeitable because he has attained retirement eligibility pursuant to the terms of the awards.

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Stock Ownership

The CEO, all other Purview Executives, all directors, any other employee identified by Ally’s General Counsel or Chief Compliance Officer, and all of their affiliated persons are subject to personal-trading restrictions to further align the interests of management and directors with those of stockholders. Refer to Compensation Discussion and Analysis—Compensation Program Governance—Anti-Hedging and Anti-Pledging Policies later in this proxy statement for more information.

35

Compensation Discussion and Analysis

Table of Contents

Compensation Discussion and Analysis	36	Executive Compensation Tables	50

Introduction	36	Summary Compensation Table	50

Compensation Design	38	Other Compensation Tables	52

Compensation Program Governance	39	Potential Payments Upon a Termination	55

Assessing Compensation Competitiveness	41

2020 Compensation Decisions	41

Components of Ally’s Compensation Program	46

CNGC Report	49

Introduction

Named Executive Officers

Our Compensation Discussion and Analysis (CD&A) describes our executive-compensation philosophy and program as reported in the executive-compensation tables that follow, which provide information relating primarily to compensation decisions for the following 2020 named executive officers (NEOs) of the Company:

JEFFREY J. BROWN Chief Executive Officer	JENNIFER A. LACLAIR Chief Financial Officer	DIANE E. MORAIS President, Consumer & Commercial Banking Products	SCOTT A. STENGEL General Counsel	DOUGLAS R. TIMMERMAN President, Auto Finance

36

Compensation Discussion and Analysis

2020 Business Highlights

During 2020, Ally experienced a complex and challenging operating environment, much of which was brought on by the COVID-19 pandemic. These exceptional circumstances also gave Ally an opportunity to display the resilience and dedication of our employees, who exemplified our 'Do It Right' mantra and LEAD core values. We took actions throughout the year to support our employees, communities, and customers with decisive and impactful programs and offerings. We rolled out comprehensive COVID-relief programs that benefited more than one million of our customers, provided health, wellness, and financial support to our employees, and established the Ally Charitable Foundation, expanding our ability to drive lasting positive change in our communities.

Following a significant increase to our reserves early in the year, our operational and financial results remained strong. Earnings per share (EPS) of $2.88 and Adjusted EPS of $3.03 were achieved for the year ended December 31, 2020. We generated a Return on Equity of 7.7% and a Core Return on Tangible Common Equity (Core ROTCE) of 9.1%. Total deposits increased by $16.3 billion for the year to $137.0 billion, which was supported by the addition of 282 thousand retail deposit customers for a total of 2.25 million retail deposit customers at year-end.

Our auto-finance business leveraged its strong dealer relationships and leading market position to generate $35.1 billion of consumer auto originations in 2020, which were sourced from 12.1 million decisioned applications. Retail auto portfolio yield, excluding the impact of hedges, was 6.77%, while the retail auto net charge-off rate was 0.96% for the year ended December 31, 2020.

During 2020, Ally paid four quarterly $0.19 dividends per share. On January 11, 2021, the Board authorized $1.6 billion in common stock repurchases for 2021, reaffirming the strength of our balance sheet and capital position. The solid outlook for our Company is supported by the diligent planning and execution of our strategic priorities over several years.

Additional highlights from 2020 are set forth in the following table. These highlights and other portions of this CD&A include non-GAAP financial measures—such as Adjusted EPS and Core ROTCE. Non-GAAP financial measures supplement the results that are reported according to GAAP and may be useful to readers, but they should not be viewed in isolation from, or as a substitute for, GAAP results. The differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in Appendix A of this proxy statement.

2020 Financial and Operational Highlights

$2.88 EPS	57.3% Efficiency Ratio	7.7% Return on Equity
$3.03 Adjusted EPS(a)	50.3% Adjusted Efficiency Ratio(a)	9.1% Core ROTCE(a)

$4.7B Ally Home Direct-to-Consumer Originations	$137.0B Total Deposits	$35.1B Consumer Auto Originations

6% Annual Growth in Corporate- Finance Loans	14% Increase in Retail Deposit Customers	$1.2B Insurance Written Premiums
(a)	This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

37

Compensation Discussion and Analysis

Compensation Design

Compensation Philosophy

Ally believes that there should be a strong linkage between compensation and performance as well as alignment with good governance principles and stockholder interests. This linkage is embodied throughout our executive-compensation program, including (1) the Annual Incentive Plan, which governs awards of cash-based incentive compensation, and (2) the Incentive Compensation Plan (ICP), which governs awards of equity-based incentive compensation. In support of this compensation philosophy, Ally’s executive-compensation program is structured to:

•	Align with long-term value creation for our stockholders;
•	Provide appropriate short- and long-term incentives based on individual, business, and Company performance;
•	Encourage prudent, but not excessive, risk taking;
•	Provide a total compensation opportunity competitive with market practice and reflective of the responsibilities of the role; and
•	Encourage retention of key executives.

Elements and Mix of Executive Compensation

Total compensation under Ally’s executive-compensation program is primarily composed of base salary, annual cash incentive awards, and long-term incentive awards. During 2020 and early 2021, the CNGC determined to change the total pay mix to more closely align with market practice by using the NEO’s total incentive-award amount in determining the percentage of total compensation allocated to long-term incentive awards. Previously, total compensation (including base salary) was used in determining the percentage of total compensation allocated to long-term incentive awards.

•	Base Salaries — Base salary is determined based on internal and external market levels for the responsibilities of each NEO and individual considerations of performance and experience.
•

Incentive Awards — Incentive awards are funded through an annual incentive pool based on Ally’s financial performance, with the pool then allocated based on evaluations of the attainment of individual performance objectives. The following graphic illustrates the target mix of incentive awards for our CEO and the other NEOs.

Incentive-Award Target Mix

i.	Annual Cash Incentive Awards — A portion of the incentive awards for NEOs is delivered in the form of annual cash incentive awards.
ii.

Long-Term Incentive Awards — A portion of the incentive awards for NEOs is delivered in the form of (1) PSUs that vest in whole on the third anniversary of the grant date, subject to the achievement of applicable performance goals and continued employment through that time, and (2) RSUs that vest one-third on each of the first, second, and third anniversaries of the grant date, in each case, subject to continued employment through that time. For PSUs and RSUs, any dividends declared over the vesting period are accumulated and paid at or after the time of settlement. During the 2020–2021 compensation cycle, the CNGC determined that PSUs—including those granted to the NEOs in 2019, 2020, and 2021—will settle in cash. RSUs will settle in shares of Ally’s common stock.

38

Compensation Discussion and Analysis

Compensation Program Governance

In addition to implementing a performance-based compensation framework, Ally has strong compensation governance as demonstrated by the following practices that apply to our NEOs.

Our Practices	Excluded Practices

✓        Alignment of pay with performance through use of variable incentive-based awards for a majority of NEOs’ total compensation

✓        Alignment of NEOs’ interests with those of our stockholders by awarding 60% or more of incentive compensation in the form of long-term incentives

✓        Annual risk assessment of our compensation program and the risk-management behavior of each of the NEOs

✓        Meaningful stock-ownership guidelines

✓        Enforcement of stock-trading restrictions

✓        Enhanced clawback policy applicable to all incentives

✓        Utilization of a compensation consultant by the CNGC

✗        No hedging or pledging of Company stock

✗        No excessive perquisites or executive retirement benefits

✗        No guaranteed incentive payouts for NEOs

✗        No single-trigger payments or vesting upon a change in control

✗        No employment agreements

✗        No tax gross-ups for excise or income taxes

Consideration of Stockholder Say-on-Pay Votes

At our 2020 annual meeting, we provided our stockholders the opportunity to vote on an advisory resolution approving the compensation paid to our NEOs in 2019. Approximately 95% of the outstanding shares present in person or represented by proxy at that meeting and entitled to vote on the proposal voted in support of the resolution. The CNGC will continue to monitor the feedback we receive from our stockholders through say-on-pay advisory votes and other channels and will consider this feedback in overseeing our executive-compensation program.

CNGC Process

Ally’s executive-compensation program is overseen by the CNGC. In its deliberations on compensation matters, the CNGC seeks the input of Ally’s independent-risk-management function and also consults with the Chairs of the RC and the AC as appropriate. Neither the CEO nor the other NEOs are present for their respective pay discussions.

Compensation recommendations for the NEOs other than the CEO are presented to and discussed with the CNGC by the CEO. Factors that were discussed and considered by the CNGC include Ally’s financial and operating results, business-unit or corporate-function results, individual performance evaluations, risk scorecards, control-function input, and internal and external market data. The CEO’s unique insight into our business and day-to-day interaction with the NEOs provide a valuable perspective to the CNGC for its deliberations. The CNGC then evaluates the NEOs and determines and approves their compensation.

The CNGC evaluates the CEO and determines and approves his compensation without his involvement.

The Company engaged Pearl Meyer & Partners to provide consulting assistance on matters pertaining to executive compensation, including an updated competitive assessment of the compensation for Purview Executives.

FW Cook served as a compensation consultant to the CNGC during 2020 and for the 2020–2021 compensation cycle. The CNGC is directly responsible for the appointment, compensation, and oversight of the work of FW Cook. FW Cook provides ongoing advice with respect to the compensation plans covering the executives, including our NEOs, and non-employee directors. FW Cook, as requested, attends meetings of the CNGC involving compensation matters, reviews compensation materials developed by management in advance of the CNGC meetings, and shares information on market practices and trends with the CNGC. FW Cook undertakes no separate work for Ally. The CNGC assessed the independence of FW Cook under applicable NYSE listing standards and SEC rules and determined that its work for the CNGC does not raise any conflicts of interest.

No Executive Employment Agreements

The NEOs are employed on an at-will basis, and no NEO is party to an employment agreement with the Company.

39

Compensation Discussion and Analysis

Severance

The NEOs are eligible for benefits under the Ally Financial Inc. Severance Plan. See Potential Payments Upon a Termination later in this proxy statement.

Clawback Provisions and Loss Trigger Review

In connection with its executive-compensation risk assessment in 2020, the Company reviewed and confirmed its right to recoup cash and equity incentive payments in the event those payments were based on a materially inaccurate statement of earnings or other performance criteria, a material misrepresentation or a mistake irrespective of the source or cause, or other similar conduct or circumstances. A recipient who fails to promptly repay Ally in such an event is subject to termination of employment.

Ally also engages in a “loss trigger” review, which is applicable to Material Risk Takers (MRTs) who received deferred incentive-compensation awards (cash- or equity-based) for any year in which they were classified as MRTs. Prior to the payout of any deferred incentive-compensation award to an MRT, the Company determines if a significant loss or other negative risk outcome has occurred that relates to the risk-taking activities of the MRT. The Company’s senior leadership is responsible for assessing the involvement and responsibility of the MRT in such a significant loss or other negative risk outcome and may recommend a downward adjustment or forfeiture of any unpaid portion of the incentive compensation awarded to the MRT. Any recommended reduction or forfeiture of deferred incentive compensation is subject to review and approval by the CNGC as provided in our Enterprise Material Risk Taker Policy.

Stock-Ownership Guidelines

The Board believes that the interests of management and stockholders are further aligned by stock-ownership guidelines for the CEO and other Purview Executives. As a result, the Governance Guidelines provide for the following minimum ownership levels:

Officer	Minimum Ownership Level
CEO	6 times cash base salary
Other NEOs	3 times cash base salary
Other Purview Executives	2 times cash base salary

Ownership is generally based on whether the executive is meaningfully exposed to changes in the share price of Ally stock and, as a result, includes 100% of shares owned outright, 50% of unvested RSUs that settle in shares, and 50% of earned but unvested PSUs that settle in shares. The Board understands, however, that some period of time will be required for a newly employed or promoted executive to accumulate the requisite shares and that family or other personal reasons may necessitate a sale of accumulated shares. To ensure that the purposes of these stock-ownership guidelines are achieved, whenever the minimum ownership level is not achieved or maintained, the executive must retain 50% of the net (after tax) shares received from any equity grant that has been made since Ally’s initial public offering.

Anti-Hedging and Anti-Pledging Policies

The CEO, all other Purview Executives, all directors, and specified associated persons are subject to personal trading restrictions to further align the interests of management and directors with those of stockholders. The restrictions apply to all of Ally’s securities, including common stock, preferred stock, and debt. In the absence of an exception granted in accordance with Ally’s Enterprise General Insider Trading and Blackout Policy, the restrictions prohibit (1) any transaction that hedges the person’s economic interest in and exposure to the full rewards and risks of ownership in a security of Ally, (2) any put or call option, futures contract, forward contract, swap, or other derivative transaction that relates to a security of Ally and any similar speculative transaction (excluding, for clarity, any transaction under Ally’s compensation plans), (3) any short sale, including a short sale against the box, of a security of Ally, (4) any pledge of a security of Ally as collateral, including through a margin account (excluding, for clarity, any pledge to a charitable organization that is recognized as such under applicable tax law), and (5) any limit order involving a security of Ally (excluding a limit order that by its terms is automatically canceled if not filled before the end of the same trading day).

40

Compensation Discussion and Analysis

Assessing Compensation Competitiveness

We compare the total compensation of our NEOs against that of executives of companies with whom we compete for senior-executive talent. We use publicly available pay data from a peer group of companies approved by the CNGC to conduct the competitive assessment for the CEO and CFO positions.

Ally’s peer group comprised the 15 banking and financial-services companies listed in the following table:

• Capital One	• Discover	• PNC Financial
• Charles Schwab	• Fifth Third Bancorp	• Regions Financial
• CIT Group	• Huntington Bancshares	• Synchrony Financial
• Citizens Financial Group	• KeyCorp	• Truist Financial
• Comerica	• M&T Bank	• U.S. Bancorp

For the other NEO and senior-executive positions, we use market-survey data from multiple sources to conduct competitive assessments. When practical, the market surveys include companies that are part of the peer group approved by the CNGC. Updated 2020 survey data used for the remaining NEOs and other senior executives came from one or more sources, including the AON Hewitt Total Compensation Measurement™ Executive Survey, the AON Hewitt Total Compensation Measurement™ Financial Services Executive Survey, the Willis Towers Watson Executive General Industry Survey, the Willis Towers Watson Executive Financial Services Survey, the McLagan Partners Consumer Banking Survey, the McLagan Partners Financial Services Digital Survey, and the McLagan Partners Financial Services Executive Management Survey. Because multiple sources were used and not all survey participants provided data for all of the positions served by the remaining NEOs, it is not possible to identify the survey participants included in the competitive data analyzed for positions other than the CEO and the CFO.

When we measure the compensation of our NEOs against the peer group and survey data, we compare our compensation to the median. On an individual basis, compensation for any executive may be set above or below the median based on a variety of factors, including time in the position, sustained performance over time, criticalness to retain, and skill set and experience relative to external market counterparts. Compensation will also vary above or below the median based on Company and individual performance. The CNGC does not benchmark against the peer group and survey data but instead considers them as one data point in its decision-making.

2020 Compensation Decisions

In late 2020 and early 2021, the CNGC determined the total compensation for each of the NEOs under our executive-compensation program based on performance in 2020. Refer to Compensation Program Governance—CNGC Process earlier in this CD&A. The compensation-decision tables in this CD&A that follow are not meant to be substitutes for the Summary Compensation Table set forth later in this proxy statement but are provided to show the compensation approved by the CNGC for the NEOs’ performance during 2020. The values and other information in these tables differ from those shown in the Summary Compensation Table due to SEC rules requiring that salary be reported for the past year rather than the coming year and that equity-based awards be reported based on the year of grant rather than the service year to which they relate. Accordingly, the base salary and the PSUs and RSUs reflected in the following tables will be reported in next year’s Summary Compensation Table, as they were effective or granted in 2021. The value of PSUs assume that the related performance goals are achieved at the target. For further information on all long-term incentive awards, refer to Components of Ally’s Compensation Program—Long-Term Incentive Awards later in this CD&A.

To give further context to the 2020 achievements of the NEOs, our latest company-wide engagement survey in 2020 was responded to by 82% of our employees and had an average employee engagement score of 87 out of 100, as compared to the financial services industry benchmark of 72 out of 100, as measured by our third-party provider. Notably, our score elevated us to the Top 10% of all companies benchmarked, regardless of industry. This was achieved during a global pandemic due to leadership’s people-first mentality and continued focus on our customers and our culture.

41

Compensation Discussion and Analysis

JEFFREY J. BROWN, Chief Executive Officer

Achievements

•   Achieved $35.1 billion of consumer auto originations, total deposits of $137.0 billion, and adjusted tangible book value(a) of $36.05 per share

•   Achieved full year Adjusted EPS(a) of $3.03, Core ROTCE(a) of 9.1%, and Total Net Revenue of $6.7 billion. Fourth quarter equivalents of these metrics saw favorable year-over-year increases and were the highest in company history

•   Achieved 0.96% retail auto net charge-offs, while doing it right by our customers (including defer payment during periods of the pandemic)

•   Continued to diversify the balance sheet with steady growth in the Corporate Finance and Ally Home businesses, while improving digital and technological capabilities, and maintaining capital-allocation discipline

•   Ensured health and welfare of employees, customers, and communities through leading COVID-19 response measures that led the industry: 99% of teammates working-from-home in weeks and financial support through one-time payments & mid-year bonuses; more than 1 million customers supported through relief programs; $4.3 million in grants to nonprofits for COVID-relief and economic mobility

•   Achieved a Top 10% engaged workplace and advanced diversity and inclusion within Ally and our communities through top-down and bottom-up efforts: on-going educational events, employee resource group-led conversations on social injustice, and activities that promote belonging, regardless of background, race, gender, sex, religion, ability, veteran-status or political affiliation

•   Named The Human Rights Campaign’s Best Places to Work for LGBTQ Equality, Disability Equality Index 90 Score Companies, one of American Banker’s Best Places to Work in Financial Technology, and one of America’s Best Employers for New Graduates 2020 by Forbes

•   Funded the Ally Charitable Foundation with a $34 million commitment to further our community efforts and make a lasting impact to advance economic mobility

•   Maintained focus on controls and risk management by driving appropriate risk culture throughout the organization

(a)     This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

42

Compensation Discussion and Analysis

JENNIFER A. LACLAIR, Chief Financial Officer

Achievements

•   Achieved full year Adjusted EPS(a) of $3.03, Core ROTCE(a) of 9.1%, and Total Net Revenue of $6.7 billion. Fourth quarter equivalents of these metrics saw favorable year-over-year increases and were the highest in company history

•   Achieved adjusted tangible book value(a) of $36.05 per share

•   Took decisive and prudent action at the outset of the pandemic to preserve capital and liquidity; continued to optimize funding profile.

•   Actively positioned investment and hedging portfolios to manage interest rate risk and generate significant revenue

•   Optimized supply chain spend and advanced supplier diversity to support financial and social inclusion, including the first annual supplier diversity forum in mid-January 2021

•   Led the implementation of Accounting Standards Update 2016-13, Financial Instruments – Credit Losses (CECL)

•   Maintained focus on controls and risk management by driving appropriate risk culture throughout the organization

(a)     This is a non-GAAP financial measure. Refer to Appendix A for applicable definitions and reconciliations.

43

Compensation Discussion and Analysis

DIANE E. MORAIS, President, Consumer & Commercial Banking Products

Achievements

•   Total deposits of $137.0 billion at December 31, 2020, up $16.3 billion year-over-year

•   Increased retail deposit customer base by 14% year-over-year to 2.25 million

•   Continued to diversify the balance sheet with steady growth in the Corporate Finance and Ally Home businesses, while improving digital and technological capabilities, and maintaining capital-allocation discipline

•   Named “Best Online Bank” by MONEY Magazine for the 8th time in 10 years; “Best Online Bank” by GOBankingRates, and “Best Internet Bank” by Kiplinger’s

•   Named one of the Most Powerful Women in Banking by American Banker

•   Supported millions of customers through the COVID-19 pandemic with mortgage deferrals and no late fees; waived fees for excess transaction, overdrafts, expedited shipping of checks & debit cards, broker-assisted trades, paper statements & overnight outbound check processing

•   Served as the executive sponsor of our women’s employee resource group for the past three years; comprised of more than 2,000 members (our largest employee resource group) and providing development and learning opportunities to advance and support women in the workplace and in our communities

•   Maintained focus on controls and risk management by driving appropriate risk culture throughout the organization

44

Compensation Discussion and Analysis

SCOTT A. STENGEL, General Counsel

Achievements

•   Served as a trusted counsel to the Board and executive management on strategic, business, governance, and regulatory matters

•   Delivered strategic and tactical legal advice in connection with Ally’s diversification strategy

•   Delivered strategic advice related to government relations in a year impacted by the global pandemic and social injustice

•   Presented a unified pledge co-signed by Ally’s senior-most leaders and Board of Directors, condemning systemic racism and supporting efforts to advance financial and social inclusion, while standing by our black and brown colleagues, customer and communities

•   Maintained focus on controls and risk management by driving appropriate risk culture throughout the organization

45

Compensation Discussion and Analysis

DOUGLAS R. TIMMERMAN, President, Auto Finance

Achievements

•   Achieved $35.1 billion of consumer auto originations, and decisioned 12.1 million application in a year impacted by the global pandemic

•   Retail auto portfolio yield, excluding the impact of hedges, of 6.77%, up 16 basis points year-over-year

•   Achieved 0.96% retail auto net charge-offs, while doing it right by our customers

•   Supported more than 1 million customers with 120-day deferrals and fee waivers in support of their financial well-being during the complexities of the pandemic

•   Achieved 18.7k dealer relationships, the highest in Ally’s history, while maintaining appropriate capital discipline

•   Provided dealers support in navigating the Paycheck Protection Program and Small Business Association loans, supporting community investment and stabilization of small businesses

•   Maintained focus on controls and risk management by driving appropriate risk culture throughout the organization

Components of Ally’s Compensation Program

As outlined in Compensation Design—Elements and Mix of Executive Compensation earlier in this CD&A, total compensation for our NEOs consists primarily of base salary, annual cash incentive awards, and long-term incentive awards in the form of PSUs and RSUs. In addition, we offer limited benefits and perquisites.

Base Salary

Under our compensation philosophy, base salary is intended to provide a predictable level of compensation. It is determined based on internal and external market levels for the responsibilities of each NEO and individual considerations of performance and experience. There were no changes to the base salaries for the NEOs for 2020 or 2021.

46

Compensation Discussion and Analysis

Incentive Awards

Ally’s executive-compensation program is intended to reward and retain executives, including the NEOs, with an emphasis on performance. Accordingly, a combination of the following factors determines individual incentive awards and changes in total compensation from year to year:

•	Overall Company results;
•	Business-unit or corporate-function results;
•	Individual performance evaluations;
•	Risk scorecards;
•	Internal and external market data; and
•	Input from control functions (audit, compliance, risk, and loan review).

Once the CNGC determines each NEO’s total incentive-award amount, the different types of incentives are awarded in a formulaic manner in accordance with our compensation-mix structure. Refer to Compensation Design—Elements and Mix of Executive Compensation earlier in this CD&A. Within the first two months after the performance year has concluded, the annual cash incentive awards are paid, and the long-term incentive awards are granted.

Annual Cash Incentive Awards

For details on the annual cash incentive awards granted to the NEOs in respect of 2020 performance, see 2020 Compensation Decisions earlier in this CD&A and the Summary Compensation Table later in this proxy statement.

Long-Term Incentive Awards

A central principle of our executive-compensation program is linking the compensation of our NEOs directly to the Company’s performance. For the 2020–2021 compensation cycle, as described in Compensation Design—Elements and Mix of Executive Compensation earlier in this CD&A, 65% of the CEO’s, and 60% of other NEOs’, incentive compensation were awarded in the form of PSUs and RSUs. The CNGC believes that this approach further aligns the interests of our leaders and our stockholders, as the ultimate value received depends on the share price in the future when the awards vest and, in the case of PSUs, the level of attainment of the applicable performance goals.

The PSUs granted to our NEOs in 2019, 2020, and 2021 have a cumulative three-year performance period with no additional service requirement and will settle in cash. Any dividends declared over the three-year vesting period will be accumulated and paid at or after the time of settlement based on the number of PSUs earned at the conclusion of the performance period.

The performance metrics applicable to the PSUs are Core ROTCE and total stockholder value growth rate (TSV), each having an equal weight. The CNGC believes that these two metrics align executive compensation with the Company’s operating performance, risk appetite, and long-term stockholder returns. The selection of Core ROTCE, which is a metric widely used in the banking industry, incents management to produce an appropriate return on equity for stockholders. TSV, which is defined as growth in adjusted tangible book value per share plus dividends per share, was selected because the CNGC believes that growth in the tangible book value of the Company should result in increased long-term value creation for stockholders and is directly impacted by management performance. Core ROTCE, TSV, and adjusted tangible book value per share are non-GAAP financial measures, which are reconciled to comparable GAAP financial measures in Appendix A of this proxy statement. Under the ICP, which governs our PSUs, the CNGC has excluded from Core ROTCE and TSV the impact of designated items so that the performance goals reflect factors that management can directly control and that payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operation of the business. Refer to Appendix A of this proxy statement for more detail on these designated items.

47

Compensation Discussion and Analysis

The CNGC establishes threshold, target, and maximum goals for each metric that, in its judgment, suitably challenge management after taking into account factors such as the Company’s prior-year performance, the current year’s financial plan, and the multi-year strategic plan. PSUs pay out between 0% and 150% of target based on the achievement of these predetermined goals for Core ROTCE and TSV using, in the case of PSUs granted in 2019 and 2020, a tiered structure and, in the case of PSUs granted in 2021, a linear interpolation between the two nearest goals. The goals established by the CNGC for the PSUs granted in 2019, 2020, and 2021 follow:

2019

Tier	Payout Amount	Core ROTCE	Total Stockholder Value Growth Rate
Maximum	150%	>15.50%	>15.00%
Above Target, Under Maximum	125%	13.51% - 15.50%	12.01% - 15.00%
Target	100%	12.51% - 13.50%	9.01% - 12.00%
Above Threshold, Under Target	75%	10.51% - 12.50%	6.01% - 9.00%
Threshold	50%	8.51% - 10.50%	3.01% - 6.00%
Below Threshold	0%	<8.51%	<3.01%

2020

Tier	Payout Amount	Core ROTCE	Total Stockholder Value Growth Rate
Maximum	150%	>15.50%	>12.00%
Above Target, Under Maximum	125%	13.51% - 15.50%	9.01% - 12.00%
Target	100%	12.51% - 13.50%	6.01% - 9.00%
Above Threshold, Under Target	75%	10.51% - 12.50%	3.01% - 6.00%
Threshold	50%	8.51% - 10.50%	0.01% - 3.00%
Below Threshold	0%	<8.51%	<0.01%

2021

Tier	Payout Amount	Core ROTCE	Total Stockholder Value Growth Rate
Maximum	150%	>17.00%	>18.00%
Above Target, Under Maximum	125%	15.00%	15.00%
Target	100%	13.00%	12.00%
Above Threshold, Under Target	75%	11.00%	9.00%
Threshold	50%	9.00%	6.00%
Below Threshold	0%	<9.00%	<6.00%

The changes in our Core ROTCE and TSV goals from 2020 to 2021 were driven primarily by the ongoing impacts of the COVID-19 pandemic on the overall U.S. economy. The changes in our TSV goals from 2019 to 2020 were driven primarily by the expected impact of CECL.

The RSUs granted to our NEOs do not have explicit performance-based conditions, but their ultimate value depends on the share price in the future when the awards vest and the shares are sold. The RSUs will vest and settle in shares of Ally’s common stock in three equal installments on the first, second, and third anniversaries of the date of grant. Any dividends declared over the vesting period will be accumulated and paid at or after the time of settlement. In January 2020 and January 2021, we granted all of our employees with an award of 100 RSUs in recognition of our notable accomplishments and to support a founder’s mentality. These RSUs will vest on the third anniversary of the grant date, subject to continued employment through that time, and any dividends declared over the vesting period will be accumulated and paid at or after the time of settlement.

48

Compensation Discussion and Analysis

Benefits and Perquisites

We provide our NEOs with health and welfare benefits under the broad-based program generally available to all of our employees. This allows our NEOs and employees to receive certain benefits that are not readily available to individuals except through an employer and to receive certain benefits on a pre-tax basis.

Our benefit program includes the tax-qualified Ally Financial Inc. Retirement Savings Plan (Savings Plan). We provide the Savings Plan to support our employees in saving for retirement in a manner that is favorable from a tax perspective. Eligible compensation under the Savings Plan is composed of salary and certain cash bonuses. Under the Savings Plan, after one year of employment, employee contributions up to 6% of eligible compensation are matched 100% by Ally, and this matched amount vests in full immediately. Effective the first of the month following 30 days of employment, the Savings Plan also provides for a 2% nonmatching contribution on eligible compensation, posted each pay cycle, and an additional annual discretionary nonmatching contribution on eligible base pay of up to 2%, which is subject to the Company’s performance. Nonmatching contributions fully vest after the individual has been employed for three years.

Ally also maintains the Enhanced Retirement Savings Plan, which is a nonqualified benefit equalization plan for highly compensated employees. This plan was designed to allow for the equalization of benefits for highly compensated employees when such employees’ qualified plan benefits were limited by the Employee Retirement Income Security Act of 1974, as amended, and the Internal Revenue Code of 1986, as amended (Code). Ally suspended nonqualified contributions to this plan in 2009 and has not made any since that time, including in 2020. Certain NEOs maintain balances within the plan. This plan is maintained as an unfunded plan, and all expenses for administration of the plan and payment of amounts to participants are borne by Ally.

In addition to broad-based benefits, the NEOs receive limited additional benefits and perquisites so that the Company can remain competitive in attracting and retaining executive talent. These benefits are itemized in the notes to the Summary Compensation Table later in this proxy statement.

Other

Tax and Accounting

Section 162(m) of the Code limits the tax deductibility of compensation for certain executive officers to $1 million. The CNGC is not limited to paying compensation that is fully deductible and retains the flexibility to consider tax and accounting impacts as some of the factors among many in structuring our executive-compensation program.

CNGC Report

The CNGC has reviewed and discussed with management the Compensation Discussion and Analysis that immediately precedes this report. Based on this review and discussion, the CNGC recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, as filed with the SEC.

The Compensation, Nominating, and Governance Committee of the Board of Directors of Ally Financial Inc.

Kim S. Fennebresque (Chair)

Franklin W. Hobbs

Marjorie Magner

John J. Stack

As provided by SEC Regulation S-K, this CNGC Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 as amended or the Exchange Act.

49

Executive Compensation Tables

Executive Compensation

Summary Compensation Table

The following table sets forth specified information regarding the compensation paid by the Company during 2020, 2019 and 2018, and the cash bonuses awarded in respect of each of these years, as applicable, to the NEOs.

Name and Principal Position	Year	Salary ($)(a)	Bonus ($)(b)	Stock Awards ($)(c)	All Other Compensation ($)(d)	Total ($)
Jeffrey J. Brown	2020	1,000,000	3,675,000	6,903,212	43,862	11,622,074
Chief Executive Officer	2019	1,000,000	3,600,000	6,000,038	42,080	10,642,118
	2018	1,000,000	3,000,000	5,550,040	41,526	9,591,566
Jennifer A. LaClair	2020	600,000	1,148,000	1,753,235	41,199	3,542,434
Chief Financial Officer	2019	600,000	1,150,000	1,525,016	40,640	3,315,656
	2018	600,000	925,000	1,375,047	189,415	3,089,462
Diane E. Morais	2020	600,001	1,240,000	1,853,184	35,113	3,728,298
President, Consumer &	2019	600,000	1,250,000	1,750,051	31,744	3,631,795
Commercial Banking Products	2018	600,001	1,150,000	1,700,017	31,190	3,481,207
Scott A. Stengel	2020	550,000	676,800	1,178,179	42,140	2,447,119
General Counsel	2019	544,231	625,000	1,100,033	40,439	2,309,703
	2018	500,000	550,000	1,000,045	39,726	2,089,771
Douglas R. Timmerman	2020	600,000	1,280,000	1,903,222	46,464	3,829,685
President, Auto Finance	2019	600,000	1,300,000	1,600,010	34,504	3,534,514
	2018	561,539	600,000	900,041	43,474	2,105,053

(a)

The amounts in this column reflect the actual amounts of salary paid to the NEOs in the relevant fiscal year. For the NEOs’ current base salaries, see Compensation Discussion and Analysis—2020 Compensation Decisions earlier in this proxy statement.

(b)

The amounts in this column for 2020 represent the annual cash bonuses paid to the NEOs in February 2021 in respect of 2020 performance, based on achievement of the CNGC’s assessment of overall Company and individual performance. For additional information on these bonuses, see Compensation Discussion and Analysis—Components of Ally’s Compensation Program—Annual Cash Incentive Awards earlier in this proxy statement.

(c)

The amounts in this column reflect the aggregate grant date fair values of the RSUs and PSUs granted in 2020 under the ICP to the NEOs, in each case, calculated in accordance with FASB ASC Topic 718. The actual value that the NEOs will realize for these awards is a function of the value of the underlying shares if and when these awards vest and, for PSUs, the level of attainment of the applicable performance goals. The amounts for the PSUs were calculated based on the probable outcome of the performance conditions as of the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period determined as of the grant date under FASB ASC Topic 718. For these amounts, see the Grants of Plan-Based Awards in 2020 table later in this proxy statement. The following are the values of the PSUs as of the grant date assuming attainment of the maximum level of performance: Mr. Brown, $5,175,028; Ms. LaClair, $1,312,545; Ms. Morais, $1,387,507; Mr. Stengel, $881,253; and Mr. Timmerman, $1,425,035. For additional information on how we account for long-term incentive compensation, see Note 23 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

50

Executive Compensation Tables

(d)	This column includes the incremental cost of certain perquisites and other personal benefits provided to the NEOs. For 2020, these amounts include:

	Jeffrey J. Brown	Jennifer A. LaClair	Diane E. Morais	Scott A. Stengel	Douglas R. Timmerman
Financial counseling(1)	$10,000	$10,000	$—	$10,000	$10,000
Liability insurance(2)	629	629	629	629	629
Total perquisites	10,629	10,629	629	10,629	10,629
College Save Up Program(3)	1,200	-	-	1,100	1,100
Life insurance(4)	3,533	2,070	5,984	1,911	6,235
401(k) matching contribution(5)	28,500	28,500	28,500	28,500	28,500
Total All Other Compensation	$43,862	$41,199	$35,113	$42,140	$46,464

(1)

We generally provide a modest taxable allowance to certain senior executives for financial counseling, tax preparation and estate-planning services. Costs associated with this benefit are reflected in the table above, based on the actual charge for the services received. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(2)

We provide a taxable allowance for personal-umbrella liability insurance for certain executives. Any taxes assessed on the imputed income for the value of this service are the responsibility of the executive.

(3)	Represents the employer contribution to a designated 529 plan.
(4)	Represents the tax value of life insurance for 2020 that was provided by the Company.
(5)	Represents the employer contribution, Company match contribution, and discretionary contribution made to each NEO’s account under the Ally 401(k) plan.

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Other Compensation Tables

Grants of Plan Based Awards in 2020

The following table provides information on grants of plan-based awards made to our NEOs during 2020 under the ICP.

Name	Award	Grant Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares or Unit of Stock (#) (b)	Grant Date Fair Value of Stock or Unit Awards ($) (c)
Jeffrey J. Brown	RSU	1/28/2020				108,662	3,450,019
	RSU	1/28/2020				100	3,175
	PSU (a)	1/28/2020	54,331	108,662	162,993	-	3,450,019
Jennifer A. LaClair	RSU	1/28/2020				27,560	875,030
	RSU	1/28/2020				100	3,175
	PSU (a)	1/28/2020	13,780	27,560	41,340	-	875,030
Diane E. Morais	RSU	1/28/2020				29,134	925,005
	RSU	1/28/2020				100	3,175
	PSU (a)	1/28/2020	14,567	29,134	43,701	-	925,005
Scott A. Stengel	RSU	1/28/2020				18,504	587,502
	RSU	1/28/2020				100	3,175
	PSU (a)	1/28/2020	9,252	18,504	27,756	-	587,502
Douglas R. Timmerman (d)	RSU	1/28/2020				29,922	950,024
	RSU	1/28/2020				100	3,175
	PSU (a)	1/28/2020	14,961	29,922	44,883	-	950,024

(a)

These amounts reflect the PSUs granted to the NEOs in 2020, which are scheduled to vest between 0% and 150% of the number of shares shown in the “Target” sub-column based on attainment of both a service condition that will lapse on the third anniversary of the date of grant and the achievement of the applicable Core ROTCE and TSV performance metrics during the performance period commencing on January 1, 2020 and ending on December 31, 2022. The amounts in the “Threshold” sub-column reflect 50% of the shares shown in the “Target” sub-column that will vest on attainment of the service condition and the threshold performance level. If either the service condition or the threshold performance level is not attained, the PSUs will be forfeited. The amounts in the “Target” sub-column reflect 100% of the shares that will vest on attainment of the service condition and the target performance level. The amounts in the “Maximum” sub-column reflect 150% of the shares that will vest on attainment of the service condition and the maximum performance level. For more information on the terms of these awards, see Compensation Discussion and Analysis—Components of Ally’s Compensation Program—Long-Term Incentive Awards earlier in this proxy statement.

(b)

The amounts in this column represent the number of shares of Ally common stock underlying the award of RSUs granted to the NEOs in 2020. In January 2020, we awarded our employees with 100 RSUs (subject to a 3-year cliff vesting schedule) in recognition of our notable accomplishments and to support a founder’s mentality. The remaining RSUs granted in conjunction with our routine compensation decisions are scheduled to vest in equal installments on each of the first three anniversaries of the date of grant, based solely on service.

(c)

The amounts in this column reflect the aggregate grant date fair values of the awards, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures and, for PSUs, based on the probable outcome of the applicable Core ROTCE and TSV performance metrics as of the grant date. The grant date fair value amounts shown do not reflect realized cash compensation by the NEOs. The actual value, if any, realized by each NEO for these awards is a function of the value of the shares if and when these awards vest. For the value of the PSUs, assuming attainment of the Core ROTCE and TSV performance metrics at the maximum level of performance, see footnote (c) to the Summary Compensation Table above. For additional information on how we account for long-term incentive compensation, see Note 23 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2020.

(d)	RSUs for Mr. Timmerman, excluding the grant of 100 RSUs on January 28, 2020, are nonforfeitable since Mr. Timmerman has attained retirement eligibility pursuant to the terms of the awards.

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Outstanding Equity Awards at 2020 Fiscal Year End

The following table provides information regarding the outstanding equity awards held by the NEOs as of December 31, 2020.

Name	Grant date	Number of Shares or Units of Stock That Have Not Vested (#) (a)	Market Value of Shares or Units of Stock That Have Not Vested ($) (b)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (c)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (b)
Jeffrey J. Brown	1/28/2020			108,662	3,874,887
	1/28/2020	100	3,566
	1/28/2020	108,662	3,874,887
	2/1/2019			114,330	4,077,008
	2/1/2019	76,220	2,718,005
	2/1/2018	126,598	4,514,485
	2/1/2018	30,691	1,094,441
Jennifer A. LaClair	1/28/2020			27,560	982,790
	1/28/2020	100	3,566
	1/28/2020	27,560	982,790
	2/1/2019			29,059	1,036,244
	2/1/2019	19,373	690,841
	2/1/2018	25,093	894,816
	2/1/2018	9,125	325,398
Diane E. Morais	1/28/2020			29,134	1,038,918
	1/28/2020	100	3,566
	1/28/2020	29,134	1,038,918
	2/1/2019			33,347	1,189,154
	2/1/2019	22,232	792,793
	2/1/2018	38,778	1,382,823
	2/1/2018	9,402	335,275
Scott A. Stengel	1/28/2020			18,504	659,853
	1/28/2020	100	3,566
	1/28/2020	18,504	659,853
	2/1/2019			20,961	747,469
	2/1/2019	13,974	498,313
	2/1/2018	22,812	813,476
	2/1/2018	5,530	197,200
Douglas R. Timmerman (d)	1/28/2020			29,922	1,067,019
	1/28/2020	100	3,566
	1/28/2020	28,693	1,023,192
	2/1/2019			30,488	1,087,202
	2/1/2019	20,326	724,825
	2/1/2018	15,750	561,645
	2/1/2018	5,973	212,997
(a)

The amounts reflected in this column represent the number of shares of Ally common stock underlying (i) the RSUs granted to the NEOs in 2018, 2019, and 2020 that are scheduled to vest over three years from the date of grant, in each case, based solely on service, (ii) the PSUs granted to the NEOs in 2018 (reflected based on actual

53

Executive Compensation Tables

achievement of 137.5% for the performance period that ended on December 31, 2019), and (iii) the 100 RSUs granted to employees in recognition of our notable accomplishments and to support a founder’s mentality.

(b)	The market values of the awards were calculated by multiplying the number of shares underlying the awards by $35.66, which was the closing price of Ally’s common stock on December 31, 2020.
(c)

The amounts reflected in this column represent the number of shares of Ally common stock underlying the PSUs granted to the NEOs in 2020 (with a performance period that is scheduled to end on December 31, 2022) and a service period that is scheduled to end on the third anniversary of the date of grant, assuming attainment of the performance metrics at the target performance level. The actual number of Ally shares, if any, that will vest will be based on (i) the level of achievement of the Core ROTCE and TSV performance goals as of the end of the performance period and (ii) satisfaction of the applicable service condition. For more information on the terms of these awards, see Compensation Discussion and Analysis—Components of Ally’s Compensation Program—Long-Term Incentive Awards earlier in this proxy statement.

(d)

All RSU and PSU awards reflected for Mr. Timmerman, excluding the grants of 30,488 PSUs on February 1, 2019, 29,922 PSUs on January 28, 2020, and 100 RSUs on January 28, 2020, are nonforfeitable as these grants have attained retirement eligibility pursuant to the terms of the awards.

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Option Exercises and Stock Vested in 2020

The following table provides information on the NEOs’ equity awards that vested in 2020. The NEOs do not hold any options.

Name	Number of Shares Acquired on Vesting (#) (a)	Value Realized on Vesting ($) (b)
Jeffrey J. Brown	255,722	8,190,775
Jennifer A. LaClair	18,810	602,484
Diane E. Morais	81,909	2,623,545
Scott A. Stengel	40,874	1,309,194
Douglas R. Timmerman	40,835	1,307,945
(a)	All amounts exclude those shares becoming nonforfeitable vesting solely due to retirement eligibility.
(b)

The value realized on vesting of the equity was calculated by multiplying the number of shares of Ally common stock underlying awards that vested in 2020 by the closing price on the vesting date. The closing price was $32.03 for all shares vested.

Nonqualified Deferred Compensation in 2020

The table below reflects year-end balances, Company distributions, and all earnings associated primarily with the Ally nonqualified equalization plan.

Name	Plan name (a)	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Jeffrey J. Brown	Nonqualified Benefit Equalization Plan	—	579	6,501	—	55,564
Jennifer A. LaClair	Nonqualified Benefit Equalization Plan	—	—	—	—	—
Diane E. Morais	Nonqualified Benefit Equalization Plan	—	299	2,931	—	16,924
Scott A. Stengel	Nonqualified Benefit Equalization Plan	—	—	—	—	—
Douglas R. Timmerman	Nonqualified Benefit Equalization Plan	—	2,964	27,904	—	145,537
(a)

The amounts reflect employee balances in the nonqualified Enhanced Retirement Savings Plan. Each participant is credited with earnings based on a set of investment options selected by the participant that are similar to 401(k) investment options available to all employees, but employer contributions to this plan have not been made since 2009. For more information on this plan, see Compensation Discussion and Analysis—Components of Ally’s Compensation Program—Benefits and Perquisites earlier in this proxy statement.

Potential Payments Upon a Termination

Ally Financial Inc. Severance Plan

All NEOs are eligible to participate in the Severance Plan, which entitles each NEO to receive (i) two times the sum of their annual base salary and designated annual cash-incentive compensation opportunity, (ii) the pro-rated designated annual cash-incentive compensation opportunity for the year of their termination, and (iii) a payment equal to 24 months of medical premiums valued at their COBRA rate, in the event of a qualifying termination of employment or a termination of service without cause (as summarized below), in each case, within the 24-month period immediately following a change in control. In the event of a qualifying termination that is not in connection with a change in control, our CEO is entitled to receive two times his base salary and all other NEOs are entitled to receive one times their base salary. The plan also provides for outplacement benefits at a level determined by the Company based on the individual’s level within the organization, market conditions, and geographic area.

The Severance Plan generally defines qualifying terminations of employment as: (i) the elimination of a participant’s current position, termination associated with the reduction in the total number of employees in the same department performing the same or similar job, or termination associated with a restructuring of different departments which results in the reduction in the total number of employees, including the participant, in the affected departments; (ii) a substantial change in current duties for which the participant no longer qualifies; (iii) a substantial change in the participant’s current duties which results in a 20% or more reduction in the participant’s base salary; or (iv) declining a geographic transfer in connection with the elimination of the participant’s current position to a new position at

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Executive Compensation Tables

a location more than 50 miles from the location of the participant’s current position regardless of whether reimbursement of relocation expenses is offered.

Annual RSUs

In the event of a NEO’s termination of employment (a) due to death, “disability” or “retirement,” (b) by Ally without “cause,” or (c) in the case of RSUs granted to the NEOs, due to a “qualifying termination” (as such terms are defined in the ICP and summarized below, the unvested portion of the RSUs will fully vest as of the date of such termination of service and will be paid as follows: (i) in the case of a termination due to death or disability, within 75 days of such termination of employment and (ii) in the case of a termination by Ally without cause due to a qualifying termination or due to retirement, on the award’s original settlement dates.

In the case of a NEO who is employed by a business unit of the Company, if the NEO is terminated (i) as a result of a “sale of such business unit” (as defined in the ICP and summarized below) or (ii) without cause or due to a qualifying termination, in each case, within the 24-month period immediately following the sale of such business unit, then all unvested RSUs will fully vest as of the date of such termination and will be paid on the award’s original settlement dates.

In the event of a “change in control” (as defined in the ICP and summarized below), if the RSUs are not continued or converted into a restricted stock or RSU over to shares of the survivor or successor (or parent corporation) on a basis substantially equivalent to the consideration received by stockholders of Ally in connection with the change in control, the outstanding RSUs will vest and be immediately due and payable. If the RSUs are continued or converted as described above, then in the event of a termination of the NEO’s employment without cause or due to a qualifying termination within the 24-month period following the change in control, the RSUs will fully vest and become immediately payable.

Annual PSUs

In the event of a NEO’s termination of employment due to death or disability, the PSUs will fully vest as of the date of such termination of employment and will be paid within 75 days of such termination of employment, with the performance conditions applicable to the PSUs deemed achieved (i) at the target performance level if the termination of service occurs prior to the end of the performance period or (ii) based on actual performance if the termination of service occurs on or after the last day of the performance period.

In the event of a NEO’s termination of employment (a) due to retirement, (b) by the Company without cause, or (c) due to a qualifying termination (whether as a result of a sale of a business unit or otherwise), in each case, other than in connection with a change in control, the PSUs will fully vest as of the date of such termination of employment, subject to achievement of the applicable Core ROTCE and TSV performance conditions and will be payable on the award’s original settlement dates. However, in the case of a termination of employment by the Company without cause or due to a qualifying termination (whether as a result of a sale of a business unit or otherwise), if the performance goals are achieved above the target performance level, the number of shares that will be payable in excess of the target number of shares will be prorated based on the number of calendar days during the performance period the NEO was employed by the Company.

In the event of a change in control, if the PSUs are not continued or converted into a restricted stock award over to shares of the survivor or successor (or parent corporation) on a basis substantially equivalent to the consideration received by stockholders of Ally in connection with the change in control, the outstanding PSUs will vest and be immediately due and payable. If the PSUs are continued or converted as described above, then in the event of a termination of the NEO’s employment without cause or due to a qualifying termination within the 24-month period following the change in control, the RSUs will fully vest and the award will be payable on the earlier of (i) the original payment date or (ii) (a) the date of termination of employment for any reason other than due to death or disability or (b) within 75 days of the date of termination due to death or disability. At the time of a change in control, PSUs are converted to restricted stock as follows: (1) if more than half of the performance period has elapsed at the time of the change in control and achievement of the performance metrics is determinable, as determined by the CNGC, the performance goals will be deemed achieved based on actual performance as of the date of the change in control; or (2) if less than half of the performance period has elapsed at the time of the change in control or achievement of the performance metrics is not determinable, the performance goals will be deemed achieved at the target performance level.

Under the ICP, “cause,” “change in control,” “disability,” “qualifying termination,” “retirement,” and “sale of such business unit” are generally defined as follows:

•

“Cause” generally means, unless otherwise defined in any employment agreement with the participant (if any) or as otherwise provided in an individual award agreement, the participant’s: (i) conviction for a felony or misdemeanor involving moral turpitude; (ii) failure to perform any material responsibility of the leadership position; (iii) a course of conduct, which would tend to hold the

56

Executive Compensation Tables

Company or any of its affiliates in disrepute or scandal, as determined by the Board in its sole discretion; (iv) failure to follow lawful directions of the Board; (v) any material breach of fiduciary duty to the Company; (vi) gross negligence; (vii) willful misconduct; (viii) failure to comply with a material Company policy; (ix) any act of fraud, theft, or dishonesty; (x) breach of any restrictive covenants set forth in the ICP; or (xi) failure to promptly repay any award payment that is determined to be owed to the Company pursuant to the recoupment or “clawback” provisions under the ICP.

•

“Change in control” generally means the occurrence of one or more of the following events: (i) any person or entity becomes, directly or indirectly, the beneficial owner of more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors; (ii) the replacement of a majority of the Company’s directors during any 30-month period; and (iii) the consummation of (x) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other entity, or the issuance of voting securities in connection with a merger or consolidation with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent at least a majority of the combined voting power and total fair market value of the securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation or (y) any sale, lease, exchange or other transfer to any person (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries having a total gross fair market value equal to or more than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (z) the liquidation or dissolution of the Company.

•

“Disability” generally means, unless otherwise provided in an individual award agreement, (i) a long-term disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by the Company under which the participant is covered, as such plan or policy is then in effect; or (ii) if such participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “disability” means disability within the meaning of Treasury Reg. Section 1.409A-3(i)(4).

•

“Qualifying Termination” generally means a termination of employment or service as a result of any of the following: (i) elimination of the participant’s current position or reduction in the total number of employees in the same department performing the same or similar job; (ii) a substantial change in current duties for which the employee no longer qualifies; (iii) a substantial change in current duties, which results in a 20% or more reduction in salary; or (iv) declining a geographic transfer to a new position offered to the participant upon the elimination of current position as an alternative to termination (provided that the participant was offered reimbursement of relocation expenses associated with the transfer in accordance with the Company’s then-current relocation program).

•

“Retirement” generally means a termination of employment or service other than for cause following attainment of (i) age 55, and the total of age and years of service to the Company and its affiliates equals or exceeds 70, or (ii) age 65.

•

“Sale of such business unit” generally means whether effected directly or indirectly, or in one transaction or a series of transactions: (i) any merger, consolidation, reorganization or other business combination pursuant to which a “business unit” (i.e., a single business or product line or related group of business or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division are combined in a manner that generally results in a change in control (as defined above) of the business unit (using certain specified criteria of such “change in control” definition under the ICP); or (ii) the sale, transfer or other disposition of all or substantially all of the capital stock or assets of the subsidiaries of the Company included in the business unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, or joint venture over which the Company does not exercise voting control or otherwise.

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Executive Compensation Tables

The tables below for each of the active NEOs reflect the payments and benefits to which each of the active NEOs would have been entitled under the Company’s compensation and benefit plans in the event of a change in control, an involuntary termination by the Company without cause, a qualifying termination or a termination due to death or disability, in each case, as of December 31, 2020. The amounts reflected in the tables below for “Equity Acceleration” (i) do not include the value of any stock awards that were vested (or nonforfeitable due to retirement provisions) as of December 31, 2020 and (ii) assume achievement of any applicable performance goals at the target performance level.

Jeffrey J. Brown, Chief Executive Officer

Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)
Base Salary(a)	$2,000,000	$2,000,000	—
Annual Incentive(b)	—	5,250,000	—
Long-Term Incentives(c)	20,157,279	20,157,279	20,157,279
Outplacement(d)	20,000	20,000	—
Total	$22,177,279	$27,427,279	$20,157,279
(a)

Represents a cash payment under the Company Severance Plan equal to two-times base salary in the event of a “Qualified Termination of Employment” (as defined in the plan). Mr. Brown’s annual base salary rate as of December 31, 2020 was $1,000,000.

(b)

Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Brown’s annual cash incentive opportunity rate as of December 31, 2020 was $2,625,000.

(c)

Represents the value associated with the Equity Acceleration of the unvested portion of the RSUs and PSUs granted in 2018, 2019, and 2020 in the event of a termination of employment by Ally without cause or due to a Qualifying Termination, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $35.66, which was the closing price of Ally common stock on December 31, 2020.

(d)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Jennifer A. LaClair, Chief Financial Officer

Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)
Base Salary(a)	$600,000	$1,200,000	$—
Annual Incentive(b)	—	2,200,000	—
Long-Term Incentives(c)	4,916,444	4,916,444	4,916,444
Outplacement(d)	20,000	20,000	—
Total	$5,536,444	$8,336,444	$4,916,444
(a)

Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Ms. LaClair’s annual base salary rate as of December 31, 2020 was $600,000.

(b)

Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Ms. LaClair’s annual cash incentive opportunity rate as of December 31, 2020 was $1,100,000.

(c)

Represents the value associated with the Equity Acceleration of the unvested portion of the RSUs and PSUs granted in 2018, 2019 and 2020 in the event of a termination of employment by Ally without cause or due to a Qualifying Termination, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $35.66, which was the closing price of Ally common stock on December 31, 2020.

(d)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

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Diane E. Morais, President, Consumer & Commercial Banking Products

Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)
Base Salary(a)	$600,000	$1,200,000	$—
Annual Incentive(b)	—	2,400,000	—
Long-Term Incentives(c)	5,781,449	5,781,449	5,781,449
Outplacement(d)	20,000	20,000	—
Total	$6,401,449	$9,401,449	$5,781,449
(a)

Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Ms. Morais’s annual base salary rate as of December 31, 2020 was $600,000.

(b)

Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Ms. Morais’s annual cash incentive opportunity rate as of December 31, 2020 was $1,200,000.

(c)

Represents the value associated with the Equity Acceleration of the unvested portion of the RSUs and PSUs granted in 2018, 2019, and 2020 in the event of a termination of employment by Ally without cause or due to a Qualifying Termination, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $35.66, which was the closing price of Ally common stock on December 31, 2020.

(d)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Scott A. Stengel, General Counsel

Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)
Base Salary(a)	$550,000	$1,100,000	$—
Annual Incentive(b)	—	1,320,000	—
Long-Term Incentives(c)	3,579,729	3,579,729	3,579,729
Outplacement(d)	20,000	20,000	—
Total	$4,149,729	$6,019,729	$3,579,729
(a)

Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Mr. Stengel’s annual base salary rate as of December 31, 2020 was $550,000.

(b)

Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Stengel’s annual cash incentive opportunity rate as of December 31, 2020 was $660,000.

(c)

Represents the value associated with the Equity Acceleration of the unvested portion of the RSUs and PSUs granted in 2018, 2019, and 2020 in the event of a termination of employment by Ally without cause or due to a Qualifying Termination, in each case, determined by multiplying the number of shares underlying the unvested portion of such award by $35.66, which was the closing price of Ally common stock on December 31, 2020.

(d)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Douglas R. Timmerman, President—Auto Finance

Executive Benefits and Payments Upon Termination	Termination Without Cause or Qualifying Termination ($)	Termination Following a Change in Control ($)	Death/Disability ($)
Base Salary(a)	$600,000	$1,200,000	$—
Annual Incentive(b)	—	2,400,000	—
Long-Term Incentives(c)	3,566	3,566	3,566
Outplacement(d)	20,000	20,000	—
Total	$623,566	$3,623,566	$3,566
(a)

Represents a cash payment equal to two-times base salary following a change in control and one-times base salary for a qualified termination without cause. Mr. Timmerman’s annual base salary rate as of December 31, 2020 was $600,000.

(b)

Represents a cash payment under the Company Severance Plan equal to two-times annual cash incentive opportunity in the event of a “Change in Control” (as defined in the plan). Mr. Timmerman’s annual cash incentive opportunity rate as of December 31, 2020 was $1,200,000.

(c)

Mr. Timmerman’s outstanding RSUs and PSUs granted in 2018, 2019, and 2020 would not require acceleration as he has attained retirement eligibility pursuant to the terms of the awards except for the 100 RSUs granted to employees in recognition of our notable accomplishments and to support a founder’s mentality. These grants do not have retirement eligibility acceleration provisions. As of December 31, 2020, the value of these outstanding awards was $4,676,880.

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Executive Compensation Tables

(d)	Represents the estimated value of outplacement services provided under the Company Severance Plan, at a level which is determined by the CNGC on an individual basis.

Pay Ratio

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and SEC Regulation S-K require a public company to disclose the annual total compensation of its Principal Executive Officer (PEO), the median of the annual total compensation of all employees of the company excluding the PEO, and the ratio of those two amounts.

Median-Employee Determination

A list of all 9,547 employees as of December 31, 2020 was prepared. Our 38 international employees (37 in Canada and 1 in Belgium) and the PEO were excluded, resulting in 9,508 total employees. To determine our median employee from this adjusted employee population, we used base salary plus 2020 target incentive opportunities. Base salaries were annualized for permanent employees who were not employed by us for all of 2020.

2020 Pay Ratio Calculation

We determined our median employee’s annual total compensation for 2020 utilizing the same methodology that is used in determining the total compensation of our NEOs as set forth in the 2020 Summary Compensation Table earlier in this proxy statement. Further, annual total compensation of our PEO and our median employee were adjusted to include the cost of estimated employer contributions for medical and dental benefits and tuition reimbursements, if applicable, for 2020. As a result, the adjusted annual total compensation for 2020 of our PEO, Mr. Brown, was $11,639,065, which includes $16,991 of employer contributions for medical and dental benefits in 2020 in addition to compensation set forth in the 2020 Summary Compensation Table earlier in this proxy statement. Mr. Brown’s compensation is approximately 119 times our median employee’s 2020 annual total compensation of $97,398. The Company believes that the foregoing ratio is a reasonable estimate determined in accordance with SEC rules.

Please note that SEC rules for identifying the median employee and calculating the pay ratio allow companies to apply various methodologies and assumptions, and as result, the pay ratio reported by us may not be comparable to pay ratios reported by other companies.

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Proposal 2 Advisory Vote on Executive Compensation

Section 14A of the Exchange Act and SEC Rule 14a-21 require us, at least every third calendar year, to hold a non-binding stockholder advisory vote at our annual meeting on the compensation paid to our NEOs as disclosed in our proxy statement in accordance with applicable SEC rules. This is commonly known as a say-on-pay advisory vote.

Under the Company’s executive-compensation program, the NEOs are rewarded for the achievement of specific annual, long-term, strategic, and corporate goals as well as the realization of increased stockholder value. Please read the Compensation Discussion and Analysis along with the information in the compensation tables for additional details about the executive-compensation program, including information about the fiscal year 2020 compensation of the NEOs.

Stockholders are asked to indicate their support for the NEO compensation as described in this proxy statement. This say-on-pay advisory vote is not intended to address any specific item of compensation but rather the overall compensation of the NEOs and the compensation philosophy, policies, and practices described in this proxy statement. Accordingly, stockholders are requested to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2020 Summary Compensation Table, and the other related tables and disclosures.”

This say-on-pay vote is advisory and, therefore, not binding on the Company, the CNGC, or the Board. The Board and the CNGC, however, greatly value the opinions of stockholders, and to the extent that there is a significant vote against the NEO compensation as disclosed in this proxy statement, the CNGC will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

The Board recommends that stockholders vote FOR the advisory resolution approving the compensation paid to our named executive officers as disclosed in this proxy statement.

Compensation Risk Assessment

The CNGC, with the assistance of Ally’s Risk and Human Resources functions, conducts an annual assessment of the risks associated with Ally’s compensation policies and practices. Based on the assessment conducted during 2020 and through the 2020–2021 compensation cycle, the CNGC believes that the design, implementation, and governance of Ally’s incentive-compensation program are consistent with high standards of risk management (including the Interagency Guidance on Sound Incentive Compensation Policies issued by the federal banking agencies) and that Ally’s incentive-compensation policies and practices reflect an appropriate mix of compensation elements, balancing short-term and long-term performance objectives, cash- and equity-based compensation, and risks and rewards.

The CNGC in 2020 also reviewed Ally’s compensation policies and practices as generally applicable to all of our employees and believes that these policies and practices do not encourage excessive or unnecessary risk taking and that any level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. This conclusion has been reported by the CNGC to the Board. In addition, in keeping with this conclusion, Ally’s Enterprise Compensation Policy authorizes the cancellation, recovery, or other recoupment of variable pay if the Board, the CNGC, or the CEO, as applicable, determines that the variable pay was based on a materially inaccurate statement of earnings or other performance criteria, a material misrepresentation or a mistake irrespective of the source or cause, or other similar conduct or circumstances.

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Proposal 3 Advisory Vote on the Frequency of the Stockholder Advisory Vote on Executive Compensation

Section 14A of the Exchange Act and SEC Rule 14a-21 require us, at least every sixth calendar year, to hold a non-binding stockholder advisory vote at our annual meeting on how frequently we should seek non-binding advisory votes in the future on the compensation paid to our NEOs as disclosed in our proxy statement in accordance with applicable SEC rules. This is commonly known as a say-on-frequency advisory vote. At the last say-on-frequency advisory vote held at the 2015 Annual Meeting of Stockholders, stockholders holding a majority of the outstanding shares present or represented by proxy and entitled to vote on the proposal voted for an annual advisory vote, and the Company has held say-on-pay advisory votes on an annual basis since that time.

The Company and the Board believe that an annual advisory vote on the compensation paid to our NEOs continues to be appropriate. This will allow our stockholders to provide timely and direct input on the Company’s compensation philosophy, policies, and practices described in our proxy statement each year.

Following the Annual Meeting, we expect to hold our next say-on-frequency advisory vote at our annual meeting of stockholders in 2027.

Stockholders are requested to vote on the following resolution at the Annual Meeting and indicate a frequency of one year, two years, or three years for the non-binding stockholder advisory vote on executive compensation:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, a frequency of one year, two years, or three years—as so indicated by their votes on this Resolution—for the non-binding stockholder advisory vote on the compensation of the Named Executive Officers as disclosed in the Company’s proxy statement in accordance with applicable SEC rules.”

The say-on-frequency vote is advisory and, therefore, not binding on the Company, the CNGC, or the Board. The Board and the CNGC, however, greatly value the opinions of our stockholders and will consider the outcome of the say-on-frequency vote when determining how frequently we should seek non-binding stockholder advisory votes in the future on the compensation paid to our NEOs as disclosed in our proxy statement in accordance with applicable SEC rules.

The Board recommends that stockholders vote FOR a frequency of one year for the stockholder advisory vote on executive compensation.

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Proposal 4 Approval of the Ally Financial Inc. Incentive Compensation Plan

On March 8, 2021, upon the recommendation of the CNGC, the Board adopted the Ally Financial Inc. Incentive Compensation Plan (2021 ICP), subject to approval by our stockholders. The 2021 ICP is intended to amend and restate the ICP, which was approved by our stockholders on May 2, 2017. The ICP is referred to within this Proposal 4 as the 2017 ICP.

In connection with the design and adoption of the 2021 ICP, the Board and the CNGC carefully considered our anticipated future equity needs, our historical equity-compensation practices (including our historical “burn rate”), and the advice of the CNGC’s compensation consultant. Subject to stockholder approval, the aggregate number of shares authorized under the 2021 ICP is 30,370,294 shares, which consists of:

•	18,370,294 shares that remain available for issuance under the 2017 ICP as of December 31, 2020, and
•	12,000,000 additional shares, subject to stockholder approval of the 2021 ICP at the Annual Meeting.

If approved by our stockholders, the 2021 ICP will amend and restate the 2017 ICP.

If the 2021 ICP is not approved by our stockholders, the 2017 ICP will remain in effect in its current form, and we will continue to be able to grant equity-based incentive awards under the 2017 ICP until its expiration on May 2, 2027. In such an event, following the expiration of the 2017 ICP, we will be unable to maintain our current practices involving equity-based incentive awards and therefore will be at a significant competitive disadvantage in attracting, retaining, and motivating talented individuals who contribute to our success.

Considerations for the Approval of the 2021 ICP

The 2021 ICP has been designed to build upon the effectiveness of the 2017 ICP and incorporates the best governance practices to further align our equity-compensation program with the interests of our stockholders. The following is a list of some of the primary factors to be considered by stockholders in connection with approving the 2021 ICP:

•	Governance Best Practices. The 2021 ICP incorporates the following corporate governance best practices that protect the interests of our stockholders:
o

No tax gross-ups. No participant is entitled under the 2021 ICP to any tax gross-up payments for any excise tax pursuant to Sections 280G or 4999 of the Code that may be incurred in connection with awards under the plan.

o

No “liberal” change in control definition. The change in control definition in the 2021 ICP is not “liberal” and, for example, would not occur merely upon stockholder approval of a merger transaction. A change in control must actually occur in order for the change in control provisions in the 2021 ICP to be triggered.

o

Double-trigger vesting upon a change in control. The 2021 ICP provides that upon a change in control, any acceleration of the vesting of outstanding awards under the plan would occur on a “double-trigger” basis—i.e., upon either (i) a participant’s qualifying termination of employment on or within 24 months following such change in control or (ii) the failure of the survivor or successor (or its parent) to continue in effect or assume the awards following such change in control.

o

Limitations on share recycling of options and stock appreciation rights. Shares that are withheld as payment for the exercise price or for tax withholding upon the exercise of options or stock appreciation rights (SARs) will not be available again for future issuance under the 2021 ICP.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

o

No repricings or cash buyout of “underwater” awards. Neither a repricing of options of SARs nor a cash buyout of underwater options or SARs is permitted without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

o

No evergreen provision. The 2021 ICP does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

o

No “reload” options or stock appreciation rights. The 2021 ICP does not permit the use of reload options or SARs which provide that the exercise of a stock option or SAR can automatically trigger the grant of a new stock option or SAR.

o

Clawback of awards. The CNGC has the authority to implement any clawback policy or procedures necessary to comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act and has the authority to subject awards under the 2021 ICP to any clawback or recoupment policies that the Company has in place from time to time.

o

Restricted dividends and dividend equivalents on all full-value awards. The 2021 ICP permits payment of dividends and dividend equivalents on all full-value awards (both time-based and performance-based) only if and to the extent the underlying award vests (and any underlying performance goal is achieved). The 2021 ICP also prohibits the payment of dividend equivalents on shares subject to outstanding options or SARs.

o

Stock-ownership guidelines. Our CEO and or other NEOs are subject to stock-ownership guidelines as described in Compensation Discussion and Analysis—Compensation Program Governance—Stock-Ownership Guidelines earlier in this proxy statement.

•

Modest Share Usage and Stockholder Dilution. When determining the number of shares authorized for issuance under the 2021 ICP, the Board and CNGC carefully considered the potential dilution to our current stockholders and projected future share usage needs for the Company to be able to make competitive grants to participants.

Specifically, our Board and the CNGC considered a number of factors, including:

o

Low Dilution: As of December 31, 2020, we have 7,542,175 deferred stock units and time- and performance-based restricted stock units outstanding. Further, as of such date, there were 18,370,294 shares remaining available for awards under the 2017 ICP and 109,722 shares remaining for awards under the 2017 Non-Employee Directors Equity Compensation Plan. In aggregate, these outstanding equity awards and remaining available shares, when combined with the 12,000,000 new shares under the 2021 ICP, if approved by our stockholders, result in a simple dilution level of approximately 10.1%. We calculate “simple dilution” as the total of (a) shares underlying outstanding awards plus shares available for issuance for future awards, divided by (b) the total number of shares outstanding.

o

Conservative Historical and Projected Share Usage: Under the Company’s current equity incentive program implemented in 2020 our annual burn rate for 2020 was 0.9%. Our annual equity grants made in February 2021 were consistent with this program. Based on our conservative usage of shares authorized for issuance under the 2017 ICP and our reasonable expectation of future equity usage, we believe that the number of shares being requested for authorization under the 2021 ICP will last at least 6 and up to 10 years, depending on factors such as stock price movement, participation levels and corporate activities that could impact our grant practices.

•

Attract and Retain Talent. We grant equity incentive awards to a broad spectrum of our employees, not only executives and named executive officers. Approving the 2021 ICP will enable us to continue to recruit, retain and motivate top talent at many levels within the Company necessary to our success following the expiration of the 2017 ICP.

Summary of the 2021 ICP

The following is a summary of the principal features of the 2021 ICP. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the 2021 ICP, a copy of which has been filed with the SEC with this proxy statement as Appendix B.

Purpose

The purpose of the 2021 ICP is to motivate and reward those employees who are expected to contribute significantly to the success of the Company and to further the best interests of the Company and our stockholders.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

Eligibility

Any employee of the Company or any affiliate is eligible to receive awards under the 2021 ICP. As of December 31, 2020, there were approximately 9,500 employees who are eligible to receive awards under the 2021 ICP. The basis for an eligible employee to receive an award under the 2021 ICP is determined in the CNGC’s sole discretion that an award to such eligible employee will further the 2021 ICP’s stated purpose (as described above). In exercising its discretion, the CNGC will consider the recommendations of management and the purpose of the 2021 ICP.

Authorized Shares

Subject to equitable adjustment (as described below), other than with respect to replacement awards (i.e., awards granted in assumption of, or in substitution for, outstanding awards granted by a company or other business that we acquire or with which we combine), the maximum number of shares that may be issued under the 2021 ICP shall not exceed, in the aggregate, 30,370,294 shares. The shares available for issuance under the plan may consist, in whole or in part, of authorized and unissued shares or shares acquired by the Company. The maximum number of shares available for issuance under incentive stock options is 30,370,294.

If an award under the 2021 ICP is forfeited, expires, terminates or otherwise lapses or is settled in cash, in whole or in part, without the delivery of shares, the shares covered by such award will again be available for issuance under the plan. In the event that withholding tax liabilities arising from an award under the plan (other than options or SARs) are satisfied by the tendering of shares (either actually or by attestation) or by the withholding of shares by the Company, such tendered or withheld shares will be added to the shares available for issuance pursuant to awards under the plan. However, the following will not again become available for issuance under the 2021 ICP: (i) shares tendered or withheld in respect of taxes or to pay the exercise price of options or SARs, (ii) any shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof and (iii) any shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options.

Individual Limits

No plan participant may be granted in any fiscal year:

•	options and SARs that relate to more than 2,000,000 shares;
•

performance awards (other than those granted in the form of options or SARs) denominated in shares, which could result in the delivery to the participant of greater than 1,000,000 shares under the operation of the applicable performance goal or formula; and

•

performance awards settled in cash, which could result in a payout to the participant in an amount greater than the fair market value of 1,000,000 shares under the operation of the applicable performance goal or formula.

Each of the foregoing limits will be multiplied by two for awards granted to a participant in the year his or her employment or service with the Company commences. If the CNGC determines to settle in cash performance awards that are denominated in shares, the maximum aggregate amount of cash that may be paid pursuant to such awards in a fiscal year will be equal to the fair market value of the shares multiplied by the number of shares eligible for settlement under such awards. The foregoing limitations will not apply to replacement awards.

Administration

The 2021 ICP is administered by the CNGC. To the extent the Board determines it is appropriate (i) for grants of awards to comply with the director independence requirements of the principal stock market or exchange on which the shares are quoted or traded, any action by the CNGC will require the approval of CNGC members who are independent, within the meaning of and to the extent required by applicable rulings and interpretations of such stock market or exchange, and (ii) for awards to qualify for the exemption available under Rule 16b-3(d)(1) or 16b-3(e) under the Exchange Act, any action by the CNGC will require the approval of the CNGC members who are each a non-employee director within the meaning of Rule 16b-3 under the Exchange Act.

The CNGC (or its delegate) has authority under the 2021 ICP to:

•	designate participants;

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

•

determine (i) the types of awards (including replacement awards) to be granted, (ii) the number of shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) awards, (iii) the extent to which awards may be settled or exercised in cash, shares, other awards, other property or net settlement (or any combination thereof), or cancelled, forfeited or suspended, and the methods thereof, (iv) the extent to which cash, shares, other awards or other property may be deferred automatically or at the election of the holder or the CNGC, and (v) other terms and conditions of awards;

•	in certain circumstances, waive any conditions or rights under any awards, or amend the terms or conditions of any outstanding awards;
•

correct any defect, supply any omission or reconcile any inconsistency in the plan or any award agreement, in the manner and to the extent it shall deem desirable to carry the plan or award into effect;

•	interpret and administer the plan and any instrument or agreement relating to, or award made under, the plan;
•	establish, amend, suspend or waive rules and procedures as it shall deem appropriate for the proper administration of the plan;
•

appoint such agents and advisors and determine such terms of their engagement as the CNGC shall deem appropriate for the proper administration of the plan and due compliance with applicable law, stock market or exchange rules or accounting or tax rules; and

•	make any other determination and take any other action that it deems necessary or desirable to administer the plan.

To the extent permitted by applicable law, stock market or exchange rules or accounting or tax rules, the CNGC may delegate some or all of its authority under the 2021 ICP, including the authority to grant awards under the plan (including off-cycle, new hire, promotion or retention awards) to one or more members of the CNGC or officers of the Company, provided that such delegation will not be applicable to any award for a person then covered by Section 16 of the Exchange Act.

Types of Awards

The 2021 ICP provides for grants of stock options, SARs, RSUs, restricted stock, performance awards and other stock-based awards:

•

Stock Options.  A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option (other than a replacement option award) will be determined by the CNGC and may not be less than the “fair market value” of a share of our common stock (defined in the 2021 ICP as the market value determined by such methods or procedures as established from time to time by the CNGC). The CNGC will determine the date after which each stock option may be exercised, the expiration date of each option (provided that no option will be exercisable more than 10 years after the grant date), and the form in which payment will be made upon exercise. If an option would expire when trading in shares of our common stock is prohibited by law or the Company’s insider trading policy, the term of the option will extend to 30 days subsequent to the termination of the prohibition. Subject to equitable adjustment (as described below), no grant of options may be accompanied by a tandem grant providing dividends, dividend equivalents or other distributions to be paid on such options. Options that are intended to qualify as incentive stock options must meet the requirements of Section 422 of the Code.

•

SARs. SARs represent a contractual right to receive, in cash or shares, an amount equal to the appreciation of one share of our common stock from the grant date. The per share exercise price of a SAR (other than a replacement SAR award) will be determined by the CNGC but may not be less than the “fair market value” of a share of our common stock (as defined in the 2021 ICP and summarized above). The CNGC will determine the date on which each SAR may be exercised or settled, in whole or in part, and the expiration date of each SAR. However, no SAR will be exercisable more than 10 years from the grant date. If a SAR would expire when trading in shares of our common stock is prohibited by law or the Company’s insider trading policy, the term of the SAR will extend to 30 days subsequent to the termination of the prohibition. Subject to equitable adjustment (as described below), no grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SAR.

•

Restricted Stock Units (RSUs). RSUs represent a contractual right to receive a share (or cash in an amount equal to the value of a share) at a future date, subject to specified vesting and other restrictions. The CNGC will determine the terms and conditions of RSUs.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

•

Restricted Stock. Restricted stock is an award of shares that is subject to restrictions on transfer and a substantial risk of forfeiture. The CNGC will determine the terms and conditions of restricted stock awards.

•

Performance Awards. Performance awards, which may be denominated in cash, shares or a combination thereof, will be earned upon achievement of performance conditions specified by the CNGC. The CNGC has authority to specify that any other award granted under the 2021 ICP will constitute a performance award by conditioning the exercisability or settlement of the award on the satisfaction of performance goals. The CNGC may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. For additional information, refer to Performance Goals below.

•

Other Stock-Based Awards. The CNGC is authorized to grant other stock-based awards, which may be denominated, payable or valued in or based on, in whole or in part, shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or that of our business units or any other factors designated by the CNGC.

•

Dividends and dividend equivalents. Dividends and dividend equivalent payments that relate to restricted stock awards, RSUs or Performance Awards may not be paid until the award vests. The 2021 ICP prohibits the payment of dividend equivalents on shares subject to outstanding options or SAR awards.

Vesting

As used in the 2021 ICP, the term “vest” or “vested” means, with respect to an award, the portion of the award that is not subject to forfeiture after a participant’s termination of service (as described below) and does not mean or otherwise indicate that the participant has an unconditional or nonforfeitable right to the award, subject to the terms and conditions of the 2021 ICP.

Performance Goals

For awards which are designed to vest or pay out based on performance, the performance goals may include: overhead costs, general and administration expense, market price of a share of our common stock, cash flow, reserve value, net asset value, book value, earnings, net income, operating income, cash from operations, revenue growth, margin, earnings before interest, taxes, depreciation and amortization (EBITDA), net capital employed, return on assets, stockholder return, reserve replacement, return on equity, return on capital employed, production, assets, unit volume, sales, market share, or strategic business criteria consisting of one or more objectives based on meeting specified goals relating to acquisitions or divestitures, as consistently applied by the Company where applicable, or such other metrics and goals established by the CNGC.

These performance goals may be (i) measured on an absolute (e.g., plan or budget) or relative basis, (ii) established on a corporate-wide basis or with respect to one or more business units, divisions, subsidiaries or business segments, and/or (iii) based on a ratio or separate calculation of any performance criteria. Relative performance may be measured against a group of peer companies, a financial market index, one or more of the performance goals themselves, a previous period’s results or other acceptable objective and quantifiable data or other information. Performance goals may vary from performance award to performance award, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Performance goals that are financial metrics may be determined in accordance with United States GAAP or may be based on, or able to be derived from GAAP (including core or operating metrics), and may provide for adjustment to include or exclude any items otherwise includable or excludable under GAAP. If the CNGC determines that a change in the business, operations, structure (including capital structure) of the Company, or the manner in which the Company conducts its business, or other events or circumstances render the performance objectives unsuitable, the CNGC may modify the performance objectives, the related minimum acceptable level of achievement or the length of the performance period, in each case in whole or in part, as the CNGC deems appropriate and equitable.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

In setting performance goals, the CNGC may exclude from the performance goals the impact of designated items, including items such as: (i) acquisitions, divestitures, restructurings and discontinued operations (including exit or disposal of a business); (ii) expenses or charges relating to the Company’s share repurchases; (iii) any expense, charge or benefit relating to the establishment, acquisition, improvement, leasing, lease termination or disposition of any Company properties, offices or locations; (iv) extraordinary items, and other unusual or infrequently occurring charges or events; (v) asset write-downs (including adjustments to the value of assets and partial and complete write-offs); (vi) any reorganization or change in the corporate structure or capital structure of the Company (including the creation or expensing of reserves for debt-related issues), the issuance of new securities, the insolvency of any business line or other capital events; (vii) foreign exchange gains and losses; (viii) business interruption events; (ix) unbudgeted capital expenditures; (x) unrealized investment gains and losses; (xi) impairments including impairment or disposal of long-lived assets or the impairment of goodwill and other intangible assets; (xii) the impact of changes in fair value of long-term and short-term borrowings resulting from fluctuations in the Company’s credit spreads and charges relating to pre-payment or other early retirement of borrowings; (xiii) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters; (xiv) expenses paid in advance or in arears; (xv) tax expenses, assets and benefits; (xvi) amortization and depreciation accruals and expenses; (xvii) specified expense items (including, without limitation, non-core expenses, compensation-related expenses, employee reduction expenses, business curtailment expenses, sales and marketing expenses or technology development and implementation expenses); (xviii) specified revenue items (including, without limitation, non-core revenues or extraordinary revenue items); (xix) changes in laws, regulatory guidance, or accounting principles or methods; and (xx) charges and other costs associated with wars, terrorism, geopolitical incidents, natural disasters, pandemics, or similar conditions or events.

Equitable Adjustments

In the event that the CNGC determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase our shares or other securities of the Company, issuance of shares of the Company pursuant to the anti-dilution provisions of the Company’s securities, or other similar corporate transaction or event affecting the Company’s shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2021 ICP, then the CNGC will, subject to applicable law, adjust equitably, so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

•	the number and type of shares or other securities of the Company or the amount of cash or other property, which thereafter may be made the subject of awards, including the limits under the 2021 ICP;
•

the number and type of shares or other securities of the Company or the amount of cash or other property subject to outstanding awards under the 2021 ICP (including, as necessary or appropriate, any applicable performance targets or criteria with respect thereto); and

•	the grant, purchase, exercise or hurdle price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.

Termination of Service

Unless otherwise provided in an individual award agreement, in the event of a participant’s termination of employment or service:

•

due to death or “disability” (as defined in the 2021 ICP and summarized below), then: (i) all unvested awards will become vested as of the date such termination of employment or service; (ii) any performance awards for which the applicable performance period has not elapsed will vest at the target performance level; (iii) awards (other than options and SARs) will be settled within 75 days of becoming vested; and (iv) options and SARs will become immediately exercisable as of the date of such termination of employment or service and will remain outstanding until the first anniversary of the date of termination;

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

•

(a) by reason of the participant’s “retirement” (as defined in the 2021 ICP and summarized below), (b) in the case of a participant employed by a “business unit” (as defined in the 2021 ICP and summarized below) of the Company, (x) by reason of a “sale of such business unit” (as defined in the 2021 ICP and summarized below) or (y) by the Company without “cause” (as defined in the 2021 ICP and summarized below) or as a result of a “qualifying termination” (as defined in the 2021 ICP and summarized below) during the 24-month period immediately following the sale of such business unit, then: (i) all unvested awards will become vested on the date of such termination of employment or service; (ii) awards (other than options and SARs) will be settled in accordance with their terms (including all applicable restrictive covenants); and (iii) options and SARs will become exercisable as of the date of such termination of employment or service and will remain outstanding until the earlier of (A) the expiration of such option or SAR and (B) the first anniversary of such termination of employment or service;

•

by the Company without cause or otherwise as a result of a qualifying termination in circumstances not described above, then: (i) all unvested awards (other than those portions of any award scheduled to become vested within the 12 months following the date of such termination of employment or service) will be forfeited; (ii) any award (or portion thereof) not forfeited pursuant to the immediately preceding clause (iii) will become vested on the date of such termination of employment or service; (iv) awards (other than options and SARs) will be settled in accordance with their terms (including all applicable restrictive covenants); and (v) options and SARs will become exercisable as of the date of such termination of employment or service and will remain outstanding until the earlier of (A) the expiration of such option or SAR and (B) the first anniversary of such termination of employment or service; and

•	by the Company for cause, then all awards (whether vested or unvested) will be immediately cancelled.

In the event of a participant’s termination of employment or service for any reason other than those described above, all unvested awards will be forfeited, unless otherwise provided by the CNGC.

Under the 2021 ICP, “cause,” “disability,” “qualifying termination,” “retirement,” and “sale of such business unit” are generally defined as follows:

•

“Cause” generally means, unless otherwise defined in any employment agreement with the participant (if any) or as otherwise provided in an individual award agreement, the participant’s: (i) conviction for a felony or misdemeanor involving moral turpitude; (ii) failure to perform any material responsibility of the leadership position, unless due to death, or disability; (iii) a course of conduct, which would tend to hold the Company or any of its affiliates in disrepute or scandal, as determined by the Board in its sole discretion; (iv) failure to follow lawful directions of the Board; (v) any material breach of fiduciary duty to the Company; (vi) gross negligence in the performance or nonperformance of duties to the Company or an affiliate; (vii) willful misconduct in the performance or nonperformance of duties to the Company or an affiliate; (viii) failure to comply with a material policy of the Company or an affiliate; (ix) any act of fraud, theft, or dishonesty; (x) breach of any restrictive covenants set forth in the 2021 ICP; or (xi) failure to promptly repay any award payment that is determined to be owed to the Company pursuant to the recoupment or “clawback” provisions under the 2021 ICP.

•

“Disability” generally means, unless otherwise provided in an individual award agreement, (i) a long-term disability that entitles the participant to disability income payments under any long-term disability plan or policy provided by the Company under which the participant is covered, as such plan or policy is then in effect; or (ii) if such participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “disability” means disability within the meaning of Treasury Reg. Section 1.409A-3(i)(4).

•

“Qualifying Termination” generally means a termination of employment or service as a result of any of the following: (i) elimination of current position, termination associated with the reduction in the total number of employees in the same department performing the same or similar job or termination associated with a restructuring of different departments, which results in a reduction in the total number of employees in the affected departments; (ii) a substantial change in current duties for which the employee no longer qualifies; (iii) a substantial change in current duties, which results in a twenty percent (20%) or more reduction in salary; or (iv) declining a geographic transfer of the participant’s current position in connection with the elimination of the participant’s current position to a new position at a location more than 50 miles from the location of participant’s current position, regardless of whether the participant was offered reimbursement of relocation expenses.

•

“Retirement” generally means, except as may otherwise be provided in a participant’s award agreement, a termination of employment or service other than for “cause” (as defined in the 2021 ICP and summarized above) following attainment of (i) 10 years of service, and the total of age and years of service equals 60, or (ii) age 65; provided that, under either circumstance, the participant has given the Company at least 90 days advance notice of their intent to retire, it being understood that the Company may waive or shorten, but not lengthen, this notice requirement in its sole discretion.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

•

“Sale of such business unit” generally means whether effected directly or indirectly, or in one transaction or a series of transactions: (i) any merger, consolidation, reorganization or other business combination pursuant to which a “business unit” (i.e., a single business or product line or related group of business or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division) and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that generally results in a “change in control” (as defined in the 2021 ICP and summarized below) of the business unit (using certain specified criteria of such “change in control” definition under the 2021 ICP); or (ii) the sale, transfer or other disposition of all or substantially all of the assets of the business unit or the capital stock of the subsidiaries of the Company comprising the business unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.

Change in Control

In the event of a “change in control” (as defined in the 2021 ICP and summarized below), unless otherwise specified in an individual award agreement or otherwise determined by the CNGC:

•

Any outstanding stock option, SAR, RSU, restricted stock or other stock-based award not continued in effect or converted into an substantially equivalent award with respect to stock of the Company or the survivor or successor (or its parent) will fully vest and become exercisable (in a manner consistent with the terms of such award), as applicable; however, in the case of options and SARs, (i) if such awards are “in-the-money” as of the change in control date, such options and/or SARs may be cancelled in exchange for payment of the applicable intrinsic value and (ii) if such awards are “out-of-the-money” as of the change in control date, such options and/or SARs may be cancelled without payment.

•

If any outstanding stock option, SAR, RSU, restricted stock or other stock-based award is continued or converted into a substantially equivalent award with respect to the stock of the Company or the survivor or successor (or its parent), then, in the event of the participant’s termination of employment or service (x) by the Company or the survivor or successor (or its parent) without cause or (y) due to a qualifying termination, in each case, within the 24-month period immediately following such change in control, such award will fully vest, and in the case of options and SARs, become exercisable until the earlier of (a) the expiration of such option or SAR and (b) the first anniversary of such termination of employment or service.

•

Any outstanding performance awards will be converted into time-based restricted stock, RSU or cash-based awards, which will vest in connection with the change in control in the same manner as described above for other awards under the 2021 ICP. The (i) number of shares underlying any such time-based restricted Stock or RSU awards and (ii) value of any such cash awards, as applicable, will be determined (x) based on actual performance of the applicable performance goals as of the date of such change in control if the change in control occurs more than half-way through the applicable performance period and performance is measurable at such time (as determined in the discretion of the CNGC) or (y) assuming the applicable performance goals were achieved at target, if the change in control occurs within the first half of the applicable performance period or performance is not measurable at such time (as determined in the discretion of the CNGC).

If, in connection with a change in control, a participant would be entitled to amounts under the 2021 ICP, which together with any other payments to such participant, would constitute “parachute payments” within the meaning of Section 280G of the Code, then the payments to such participant under the plan (along with any other payment(s) to the participant) will be reduced if and to the extent that such reduction would result in a greater “net after-tax amount” (i.e., the net amount of all amounts to which the participant is entitled that would or could constitute a “parachute payment” after given effect to all applicable taxes, including any tax under Section 4999 of the Code) than such participant would be entitled to in the absence of such reduction.

Under the 2021 ICP, a “change in control” generally means the occurrence of one or more of the following events:

•

any person or entity becomes, directly or indirectly, the beneficial owner of more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;

•	the replacement of a majority of the Company’s directors during any 30-month period;

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

•

the consummation of (A) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other entity, unless immediately following the merger, consolidation or reorganization (x) the voting securities of the Company outstanding immediately prior to such merger, consolidation or reorganization continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (the “Ultimate Entity”), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (y) the directors in office immediately prior to such merger, consolidation or reorganization continue to represent at least 50% of the board of directors of Ultimate Entity, (B) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (C) the liquidation or dissolution of the Company.

Restrictive Covenants

Unless otherwise provided in an individual award agreement, by accepting an award under the 2021 ICP, each participant is subject to the following restrictive covenants:

•

at all times that an award is outstanding and for a period of 24-months after the participant’s termination of employment or service, the participant may not: (i) solicit any client or customer of the Company or any of its affiliates with respect to a “competitive activity” (i.e., any activity that is in direct competition with the Company or any of its affiliates in any U.S. state or other country in which the Company or any of its affiliates conducts a business that was engaged in or preparing to be engaged in during employment and on the termination date), except that direct competition with the Company or any affiliate by a subsidiary or division of a subsequent employer will not constitute competitive activity so long as the participant has no direct or indirect responsibility or involvement in such subsidiary or division; or (ii) solicit or employ any employee of the Company or any affiliate during the 60-day period immediately prior to the date of termination, for the purpose or with the effect of causing such employee to terminate his or her employment with the Company or such affiliate;

•

the participant is prohibited from using or disclosing any proprietary or confidential information or trade secrets of the Company acquired during his or her employment or service with the Company in perpetuity (except (i) as may be required or permitted pursuant to applicable law (including whistleblower protection laws), (ii) as to information that has become publicly known without the participant’s breach of this confidentiality provision or (iii) for disclosures to the participant’s spouse, attorney or personal tax advisors);

•

the participant is prohibited from making any statements that disparage the business reputation or goodwill of the Company or any of its affiliates, investors, stockholders, officers or employees in perpetuity.

In the event a participant violates or threatens to violate any of the above described restrictive covenants, the Company is entitled to obtain injunctive relief without the posting of bond, as well seek any other remedies available at law or in equity. In addition, a breach by a participant of any of the above restrictive covenants will entitle the Company to cancel any outstanding award held by such participant without the payment of any consideration, recoup the award or recover any amount previously paid or benefit realized upon the exercise or settlement of any award.

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the 2021 ICP at any time, subject to approval of our stockholders if required by applicable law or the rules of the stock exchange on which our shares are principally quoted or traded. The CNGC may also, prospectively or retroactively, amend, alter, suspend, discontinue or terminate, or waive any conditions or rights under, any outstanding award. However, subject to the equitable adjustment provision and change in control provision (each summarized above), any such action by the Board CNGC that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the 2021 ICP to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations, (ii) to impose any “clawback” or recoupment provisions on any awards (including any amounts or benefits arising from such awards) in accordance with the 2021 ICP or (iii) to enable the 2021 ICP to achieve its purposes in a tax-efficient manner and in compliance with local rules and regulations.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

Cancellation or “Clawback” of Awards

The CNGC may, to the extent permitted by applicable law and stock exchange rules or by any the Company’s policies, and will, to the extent required, cancel or require reimbursement of any awards granted, shares issued or cash received upon the vesting, exercise or settlement of any awards granted under the 2021 ICP or the sale of shares or other property underlying such awards. For a description of the Company’s compensation clawback policy applicable to the NEOs, refer to CD&A—Compensation Program Governance—Clawback Provisions and Loss Trigger Review earlier in this proxy statement.

Prohibition on Repricing

Subject to the equitable adjustment provision and change in control provision (each summarized above), the CNGC will not, without approval of our stockholders, (i) reduce the exercise price per share of an option or SAR after it is granted or take any other action that would be treated as a repricing of such award under the rules of the principal U.S. stock market on which the Company’s shares are traded or (ii) cancel an option or SAR when the exercise price per share exceeds the fair market value in exchange for cash or another award.

Effective Date; Term

The 2021 ICP is effective as of May 4, 2021, subject to stockholder approval. Awards granted prior to May 4, 2021 will remain subject to the terms of the 2017 ICP except that the definition of “Retirement” under the 2021 ICP will apply if more favorable for a participant.

The 2021 ICP is scheduled to expire on May 4, 2031, unless, prior to that date, the maximum number of shares available for issuance under the 2021 ICP has been issued or the Board terminates the plan.

U.S. Federal Income Tax Consequences

The following is a general summary under current law of certain United States federal income tax consequences to the Company and participants who are citizens or individual residents of the United States relating to awards granted under the 2021 ICP. This summary deals with the general tax principles that apply to such awards and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, and payroll taxes, are not discussed. This summary is not tax advice and it does not discuss all aspects of federal taxation that may be relevant to the Company and participants. Accordingly, the Company urges each participant to consult his or her own tax advisor as to the specific tax consequences of participation in the 2021 ICP under federal, state, local and other applicable laws.

Non-Qualified Stock Options

A non-qualified stock option is an option that does not meet the requirements of Section 422 of the Code. A participant generally will not recognize taxable income when granted a non-qualified stock option. When the participant exercises the stock option, he or she generally will recognize taxable ordinary income equal to the excess of the fair market value of the shares received on the exercise date over the aggregate exercise price of the shares. The participant’s tax basis in the shares acquired on exercise of the option will be increased by the amount of such taxable income. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income that the participant recognizes, subject to any limits imposed under Section 162(m) of the Code. When the participant sells the shares acquired on exercise, the participant generally will realize long-term or short-term capital gain or loss, depending on whether the participant holds the shares for more than one year before selling them. Special rules apply if all or a portion of the exercise price is paid in the form of shares.

Incentive Stock Options

An incentive stock option is an option that meets the requirements of Section 422 of the Code. A participant generally will not have taxable income when granted an incentive stock option or when exercising the option. If the participant exercises the option and does not dispose of the shares until the later of two years after the grant date and one year after the exercise date, the entire gain, if any, realized when the participant sells the shares generally will be taxable as long-term capital gain. We generally will not be entitled to any corresponding tax deduction.

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Proposal 4 – Approval of the Ally Financial Inc. Incentive Compensation Plan

If a participant disposes of the shares received upon exercise of an incentive stock option within the one-year or two- year periods described above, it will be considered a “disqualifying disposition,” and the option will be treated as a non- qualified stock option for federal income tax purposes. If a participant exercises an incentive stock option more than three months after the participant’s employment or service with us terminates, the option will be treated as a non-qualified stock option for federal income tax purposes. If the participant is disabled and terminates employment or service because of his or her disability, the three-month period is extended to one year. The three-month period does not apply in the case of the participant’s death.

Restricted Shares

Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, the participant generally will not recognize income, and the Company generally will not be allowed a tax deduction, at the time restricted shares are granted. When the restrictions lapse, the participant generally will recognize ordinary income equal to the fair market value of the shares as of that date, less any amount paid for the shares, and the Company generally will be allowed a corresponding tax deduction at that time subject to any limits imposed under Section 162(m). If the participant files an election under Section 83(b) of the Code within 30 days after the date of grant of the restricted shares, the participant generally will recognize ordinary income as of the date of grant equal to the fair market value of the common shares as of that date, less any amount the participant paid for the shares, and we generally will be allowed a corresponding tax deduction at that time. Any future appreciation in the shares generally will be taxable to the participant at capital gains rates. However, if the restricted shares are later forfeited, the participant generally will not be able to recover the tax previously paid pursuant to his Section 83(b) election.

RSUs

A participant generally does not recognize income, and the Company generally will not be allowed a tax deduction, at the time an RSU is granted. When the RSUs vest and are settled for cash or shares, the participant generally will be required to recognize as income an amount equal to the fair market value of the shares or the amount of cash on the date of settlement, and the Company generally will be allowed a corresponding tax deduction at that time subject to any limits imposed under Section 162(m). Any gain or loss recognized upon a subsequent sale or exchange of the shares (if settled in shares) is generally treated as capital gain or loss for which we are not entitled to a deduction.

Registration with the SEC

If our stockholders approve the 2021 ICP, we will file with the SEC a Registration Statement on Form S-8, as soon as reasonably practical after the approval, to register the new shares available for issuance under the 2021 ICP.

New Plan Benefits

As described above, the CNGC, in its discretion, will select the participants who receive awards and the size and types of those awards under the 2021 ICP, if the plan is approved by our stockholders. Therefore, the awards that will be made to particular individuals or groups of individuals in the future under the 2021 ICP are not currently determinable. In 2019 and 2020 annual incentives earned by senior executives were paid, in part, in RSUs and PSUs under the 2017 ICP, and this practice may continue in future years. Please refer to the Summary Compensation Table and the Grants of Plan Based Awards Table earlier in this proxy statement, which set forth certain information regarding awards granted to our named NEOs during 2020 under the 2017 ICP.

Vote Required and Recommendation

For this Proposal 4, a FOR vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on this Proposal 4 will have the same effect as voting AGAINST.

The Board recommends that stockholders vote FOR the approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 4, 2021.

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Proposal 5 Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan

On March 8, 2021, upon the recommendation of the CNGC, the Board adopted the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan (Directors Plan), subject to approval by our stockholders. The Directors Plan is intended to amend and restate the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan that was approved by our stockholders on May 2, 2017 (2017 Directors Plan). The Directors Plan provides compensation to each director of the Company who is not an employee of the Company or any of its subsidiaries.

In connection with the design and adoption of the Directors Plan, the Board and the CNGC carefully considered our anticipated future equity needs, our historical equity-compensation practices (including our historical “burn rate,” which is described in Proposal 4), and the advice of the CNGC’s compensation consultant. Subject to stockholder approval, the aggregate number of shares authorized under the Directors Plan is 909,722 shares, which consists of:

•	109,722 shares that remain available for issuance under the 2017 Directors Plan as of December 31, 2020, and
•	800,000 additional shares, subject to stockholder approval of the Directors Plan at the Annual Meeting.

If approved by our stockholders, the Directors Plan will amend and restate the 2017 Directors Plan.

If the Directors Plan is not approved by our stockholders, the 2017 Directors Plan will remain in effect in its current form, and we will continue to be able to grant equity-based awards under the 2017 Directors Plan until its expiration on the earlier to occur of the date that (i) the maximum number of shares available for issuance under the 2017 Directors Plan have been issued or (ii) the Board terminates the 2017 Directors Plan. In such an event, following the expiration of the 2017 Directors Plan, we will be unable to maintain our current practices involving equity-based awards for our non-employee directors and therefore will be at a significant competitive disadvantage in attracting, retaining, and motivating highly qualified non-employee directors to serve on our Board.

Considerations for the Approval of the Director Plan

The Directors Plan has been designed to build upon the effectiveness of the 2017 Directors Plan and incorporates the best governance practices to further align our non-employee director compensation program with the interests of our stockholders. The following is a list of some of the primary factors to be considered by stockholders in connection with approving the Directors Plan:

•	Governance Best Practices. The Directors Plan incorporates the following corporate governance best practices that protect the interests of our stockholders:
o	Individual limits. Non-employee director participants will be subject to annual limits on their cash and equity- based compensation, which cannot be increased without the approval of our stockholders.
o

No “liberal” change in control definition. The change in control definition in the Directors Plan is not “liberal” and, for example, would not occur merely upon stockholder approval of a merger transaction. A change in control must actually occur in order for the change in control provisions in the Directors Plan to be triggered.

o

Double-trigger vesting upon a change in control. The Directors Plan provides that upon a change in control any acceleration of the vesting of outstanding awards under the plan would only occur if the non-employee director ceases to serve on the Board or is otherwise removed from the Board or required to resign.

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Proposal 5 – Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan

o

No “liberal” share recycling. Shares that are surrendered or withheld to satisfy any payment of any grant, purchase or exercise price of an award and shares subject to an award that is later settled in cash may not again be available for issuance under the Directors Plan.

o

No repricings or cash buyout of "underwater" awards. Neither repricing of options nor a cash buyout of underwater options is permitted without stockholder approval, except for adjustments with respect to a change in control or an equitable adjustment in connection with certain corporate transactions.

o

No evergreen provision. As with the 2017 Directors Plan, the Directors Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the plan can be increased automatically without stockholder approval.

o

Restricted dividends and dividend equivalents on all full-value awards. The Directors Plan permits payment of dividends and dividend equivalents on all full-value awards only if and when the underlying award vests. The Directors Plan also prohibits the payment of dividend equivalents on shares subject to outstanding options.

o	Stock ownership. The use of equity-based compensation aligns the non-employee directors’ interests with those of the Company’s stockholders.
•	Modest Share Usage
o	Since the 2017 Directors Plan was adopted, 351,413 shares have been granted pursuant to awards under the 2017 Directors Plan.
o

Based on our conservative usage of shares authorized for issuance under the 2017 Directors Plan and our reasonable expectation of future equity usage, we believe that the number of shares being requested for authorization under the Directors Plan will last at least 6 and up to 9 years, depending on factors such as stock price movement and any changes in our grant practices for non-employee directors.

•

Attract and Retain Talented Directors. Approving the Directors Plan will enable us to continue to recruit, retain and motivate highly qualified non-employee directors to serve on our Board and will provide the Company with invaluable guidance necessary to our success.

Overview of Non-Employee Director Compensation

For a summary of our current non-employee director compensation policy and the compensation paid to our non- employee directors in 2020, see Director Compensation earlier in this proxy statement.

Summary of the Director Plan

The following is a summary of the principal features of the Directors Plan. This summary does not purport to be complete and is subject to, and qualified in its entirety by the Directors Plan, a copy of which has been filed with the SEC with this proxy statement as Appendix C.

Purpose

The purpose of the Directors Plan is to attract and retain the services of experienced non-employee directors by providing them with equity-based compensation for their services, thereby furthering the best interests of the Company and our stockholders.

Eligibility

Each member of our Board who is not our employee (or an employee of any of our subsidiaries) is eligible to receive awards under the Directors Plan. As of March 8, 2021, there were 11 non-employee directors eligible to receive awards under the Directors Plan. The basis for a non-employee director to receive an award under the Directors Plan is determined in the CNGC’s sole discretion that an award to such eligible non-employee director will further the Directors Plan’s stated purpose (as described above).

Authorized Shares

Subject to equitable adjustment (as described below), the maximum number of shares that may be issued under the Directors Plan may not exceed, in the aggregate, 909,722 shares. The shares available for issuance under the plan may consist, in whole or in part, of authorized and unissued shares or shares acquired by the Company.

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Proposal 5 – Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan

If an award under the Directors Plan is forfeited, expires, terminates or otherwise lapses without the delivery of shares, then the shares covered by such award will again be available for issuance under the Directors Plan. However, (i) shares surrendered or withheld in payment of any grant, purchase or exercise price of an award and (ii) shares subject to an award that is settled for cash or other property will not again be available for issuance under the Directors Plan.

Individual Limits

The Directors Plan continues the restriction under the 2017 Directors Plan providing that no non-employee director of the Company may receive, in any fiscal year, equity-based awards and cash fees with a total value, in the aggregate, in excess of $750,000 for his or her Board service (with the value of equity-based awards determined based on the grant date value of awards for financial reporting purposes). Exceptions to the limitation above may be made only for compensatory arrangements for a non-executive chairman or, in extraordinary circumstances, for other individual directors, provided that the director receiving the additional compensation shall not participate in the decision to award such compensation.

Administration

The Directors Plan is administered by the CNGC. Under the Directors Plan, the CNGC (or its delegate) has authority to:

•	designate directors who may receive awards;
•

determine (i) the types of awards (including substitute awards) to grant, (ii) the number of shares to be covered by awards, (iii) whether, and to what extent, awards may be settled or exercised in cash, shares, other awards, other property, net settlement, or any combination thereof, (iv) the circumstances under which awards may be cancelled, forfeited or suspended (and the methods thereof), (v) whether awards may be deferred automatically or at the election of the holder and (vi) the other terms and conditions of awards;

•	interpret and administer the plan and any instrument or agreement relating to, or award made under, the plan;
•	establish, amend, suspend or waive rules and procedures as it shall deem appropriate for the proper administration of the plan;
•	correct any defect, supply any omission or reconcile an inconsistency in the Directors Plan or any award in the manner it deems desirable to carry the plan or the award into effect;
•

appoint such agents and advisors and determine such terms of their engagement as the CNGC shall deem appropriate for the proper administration of the plan and compliance with applicable law, stock market or exchange rules or accounting or tax rules; and

•	make any other determination and take any other action that it deems necessary or desirable to administer the plan.

Types of Awards

The Directors Plan provides for grants of stock options, DSUs and other stock-based awards:

•

Stock Options. A stock option is a contractual right to purchase shares at a future date at a specified exercise price. The per share exercise price of a stock option will be determined by the CNGC and may not be less than the “fair market value” of a share of our common stock (as defined in the Directors Plan and summarized in Proposal 4 above). The CNGC will determine the date after which each stock option may be exercised, the expiration date of each option (provided that no option will be exercisable more than 10 years after the grant date), and the form in which payment will be made upon exercise. No grant of options may be accompanied by a tandem grant providing dividends, dividend equivalents or other distributions be paid on such options.

•

DSUs. DSUs represent a contractual right to receive the value of a share at a future date, subject to such restrictions as the CNGC may impose. If the DSU relates to shares on which dividends are declared while the award is outstanding the award shall provide for payment of dividend equivalents only if and when the award becomes vested. Unless otherwise provided, DSUs will not be settled nor shares delivered prior to the non-employee director’s cessation of service as a non-employee director.

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Proposal 5 – Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan

•

Other Stock-Based Awards. The CNGC is authorized to grant other stock-based awards, which may be denominated, payable or valued in or based on, in whole or in part, shares of our common stock or factors that may influence the value of our shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for shares, awards with value and payment contingent upon our performance or that of our business units or any other factors designated by the CNGC.

Awards

Each non-employee director who continue to serves on the Board as of the date of each annual general meeting of the Company may be granted an annual award of DSUs, options or other stock-based awards covering a number of shares and subject to terms as determined by the CNGC pursuant to director compensation practices approved by the Board from time to time, prorated for any partial years of service, to account for directors who commence service on the Board after the applicable annual meeting date.

The CNGC may also authorize other awards to eligible non-employee directors under the Directors Plan consistent with the terms of the Directors Plan and the Company’s non-employee director compensation policy, as in effect from time-to-time.

Equitable Adjustments

In the event that the CNGC determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of shares or other securities of the Company, issuance of warrants or other rights to purchase our shares or other securities of the Company, issuance of shares of the Company pursuant to the anti-dilution provisions of the Company’s securities, or other similar corporate transaction or event affecting the Company’s shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Directors Plan, then the CNGC will, subject to applicable law, adjust equitably, so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

•

the number and type of shares or other securities of the Company or the amount of cash or other property, which thereafter may be made the subject of awards, including the aggregate and individual award limits under the Directors Plan;

•	the number and type of shares or other securities of the Company or the amount of other property subject to outstanding awards under the Directors Plan; and
•	the grant, purchase or exercise price for any award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award.

Termination of Service

If a non-employee director’s service terminates due to death or disability, any unvested awards will fully vest on the date of such termination of service. If, other than in the context of a change in control, a non-employee director’s service terminates other than due to death or disability, any unvested awards will be forfeited on the date of such termination of service, unless otherwise provided by the CNGC.

Subject to any permitted deferral election that may apply under any other plan or arrangement of the Company, upon a non-employee director’s termination of service, (a) vested options will remain exercisable until the earlier of (i) the expiration of such options and (ii) the first-anniversary of the date of such termination of service and (b) any vested awards (other than options) will be settled within 75 days from the date of such termination (if such 75-day period spans more than one calendar year, the award will be settled in the second calendar year).

Change in Control

Unless otherwise provided in an award agreement, in the event of (i) a “change in control” (as defined in the 2021 ICP and summarized above) and (ii) the non-employee director’s cessation of service as a director (or the non-employee director’s removal from the Board or resignation from service at the request of the board) following the change in control, all outstanding unvested awards held by such non-employee director will fully vest and become exercisable and will be settled.

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Proposal 5 – Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan

Amendment and Termination

The Board may amend, alter, suspend, discontinue or terminate the Directors Plan at any time, subject to approval of our stockholders if required by applicable law or the rules of the stock exchange on which our shares are principally quoted or traded. The CNGC may also, prospectively or retroactively, amend, alter, suspend, discontinue or terminate, or waive any conditions or rights under, any outstanding award. However, subject to the equitable adjustment provision and change in control provision (each summarized above), any such action by the Board or CNGC that would materially adversely affect the rights of a holder of an outstanding award may not be taken without the holder’s consent, except (i) to the extent that such action is taken to cause the Directors Plan to comply with applicable law, stock market or exchange rules and regulations, or accounting or tax rules and regulations, or (ii) to enable the Directors Plan to achieve its purposes in a tax-efficient manner and in compliance with local rules and regulations.

Prohibition on Repricing

Subject to the equitable adjustment provision and change in control provision (each summarized above), the CNGC will not, without approval of our stockholders, (i) reduce the exercise price per share of an option after it is granted or take any other action that would be treated as a repricing of such award under the rules of the principal U.S. stock market on which the Company’s shares are traded or (ii) cancel an option when the exercise price per share exceeds the fair market value in exchange for cash or another award.

Effective Date; Term

The Directors Plan is effective as of May 4, 2021, subject to stockholder approval. The Directors Plan will expire on the earlier to occur of the date that (i) the maximum number of shares available for issuance under the Directors Plan have been issued or (ii) the Board terminates the plan.

U.S. Federal Income Tax Consequences

For more details on the U.S. federal income tax consequences of certain awards that may be granted under the Directors Plan, see Proposal 4—Approval of the Ally Financial Inc. Incentive Compensation Plan—Summary of the 2021 ICP—U.S. Federal Income Tax Consequences above.

Registration with the SEC

If our stockholders approve the Directors Plan, we will file with the SEC a Registration Statement on Form S-8, as soon as reasonably practical after the approval, to register the new shares available for issuance under the Directors Plan.

New Plan Benefits

As described above, the CNGC, in its discretion, will select the participants who receive awards and the size and types of those awards under the Directors Plan, if the plan is approved by our stockholders. Therefore, the awards that will be made to particular individuals or groups of individuals in the future under the Directors Plan are not currently determinable. Please refer to Director Compensation earlier in this proxy statement, which sets forth certain information regarding the compensation granted to our non-employee directors during 2020 under the 2017 Directors Plan.

Vote Required and Recommendation

For this Proposal 5, a FOR vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on this Proposal 5 will have the same effect as voting AGAINST.

The Board recommends that stockholders vote FOR the approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 4, 2021.

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Proposal 6 Approval of the Ally Financial Inc. Employee Stock Purchase Plan

On March 8, 2021, upon the recommendation of the CNGC, the Board adopted the Ally Financial Inc. Employee Stock Purchase Plan (ESPP), subject to approval by our stockholders. The ESPP is intended to amend and restate the Ally Financial Inc. Employee Stock Purchase Plan that was approved by our stockholders prior to our initial public offering in 2014 (2014 ESPP).

The ESPP provides our employees with an opportunity to purchase shares of our common stock at a discount and thus encourages broad-based employee ownership of our common stock. The ESPP is intended to qualify as an “employee stock purchase plan” for purposes of Section 423 of the Code.

In connection with the design and adoption of the ESPP, the Board and the CNGC carefully considered our anticipated future equity needs, employee participation rates under the 2014 ESPP, and the advice of the CNGC’s compensation consultant. Subject to stockholder approval, the aggregate number of shares authorized under the ESPP is 7,402,525 shares, which consists of:

•	402,525 shares that remain available for issuance under the 2014 ESPP as of December 31, 2020, and
•	7,000,000 additional shares, subject to stockholder approval of the ESPP at the Annual Meeting.

If approved by our stockholders, the ESPP will amend and restate the 2014 ESPP.

If the ESPP is not approved by our stockholders, the 2014 ESPP will remain in effect in its current form, and we will continue to be able to provide our employees with an opportunity to purchase shares of our common stock at a discount under the 2014 ESPP until its termination (see Amendment and Termination below).

Considerations for the Approval of the ESPP

The ESPP is a broad-based plan intended to give employees the ability to invest in the Company on favorable terms with the benefits provided under the U.S. tax code, as described below. As such, the ESPP is intended as a tool to help attract, retain, incentivize, and reward our employees. By providing a vehicle to allow our employees to accrue an investment in the Company, the ESPP serves to align our employees’ interests with those of our stockholders. We believe that the number of shares being requested for authorization under the ESPP will last at least 5 and up to 8 years.

Summary of the ESPP

The following is a summary of the principal features of the ESPP. This summary does not purport to be complete and is subject to, and qualified in its entirety by, the ESPP, a copy of which has been filed with the SEC with this proxy statement as Appendix D.

Purpose

The purpose of the ESPP is to provide employees with an opportunity to purchase shares thereby further aligning the interests of our employees with those of our stockholders.

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Proposal 6 – Approval of the Ally Financial Inc. Employee Stock Purchase Plan

Eligibility

Any of our active employees (including active employees of our designated subsidiaries on a given offering date (i.e., the first trading day of an offering period) selected by the CNGC) is eligible to participate in the ESPP; however, employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the ESPP or an offering if participation is prohibited under applicable local law or if complying with applicable local laws would cause the ESPP or an offering to violate Section 423 of the Code. Additionally, no employee may be granted a purchase right under the ESPP if immediately after the grant such employee would own our capital stock and/or hold outstanding purchase rights to purchase capital stock possessing 5% or more of the total combined voting power or value of all classes of our capital stock, or if his or her rights to purchase capital stock under all of our employee stock purchase plans accrues at a rate that exceeds $25,000 worth of such stock (determined at the fair market value of the shares of such stock at the time such purchase right is granted) for each calendar year in which such purchase right is both outstanding and exercisable.

As of December 31, 2020, there were approximately 9,500 employees eligible to participate in the ESPP.

Authorized Shares

The maximum number of shares authorized for sale under the ESPP may not exceed, in the aggregate, 7,402,525 shares.

Administration

The CNGC administers the ESPP and has authority to (i) interpret, construe, apply and make final determinations regarding the plan, (ii) resolve disputes and questions that may arise under the plan, (iii) adopt rules of procedure, administrative guidelines, and take such other actions as may be necessary to implement and consistent with the terms of the plan, (iv) construe, interpret, reconcile any inconsistency in, correct any default in, and supply any omission in the plan, (v) apply the terms of the plan and any participation election or other instrument or agreement, (vi) determine eligibility, (vii) determine the terms and conditions of any purchase right under the plan, (viii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the plan, (ix) in certain circumstances, amend an outstanding purchase right or grant a replacement purchase right for a purchase right previously granted, and (xi) make any other determination and take any other action deemed necessary or desirable for the administration of the plan.

Offering Period

The ESPP will have consecutive offering periods with a new offering period commencing approximately every six months, as determined by the CNGC.

Enrollment and Contribution

An eligible employee may become a participant in the ESPP by completing, within the prescribed enrollment period prior to the applicable offering date, a participation election, at which time the participant may elect to have payroll deductions made on each pay day during the applicable offering period in an amount not exceeding 10% of the compensation received by the participant on each pay day during the offering period. The Company may permit eligible employees participating in a specified offering to contribute amounts to the ESPP through payment by cash, check or other means to comply with non-U.S. requirements, provided that such contributions may not exceed 10% of the compensation received each pay day during the offering period.

Purchase Right

On the offering date of each offering period, each eligible employee participating in the offering period will be granted a right to purchase on the purchase date (i.e., the last trading day of the offering period) a number of shares determined by dividing such employee’s payroll deductions accumulated prior to the purchase date by the applicable purchase price, which will be no less than the lower of 85% of the closing price of a share of our common stock on the offering date or 85% of the closing price of a share of our common stock on the purchase date. The CNGC may increase or decrease the maximum number of shares that an eligible employee may purchase during each offering period

Purchase of Shares

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Proposal 6 – Approval of the Ally Financial Inc. Employee Stock Purchase Plan

On the purchase date, the maximum number of shares that may be purchased with the accumulated payroll deductions in the participant’s account will be purchased for the participant at the applicable purchase price (as described above). Fractional shares may not be purchased, and any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will, at our discretion, be returned to the participant or be retained in the participant’s account for the subsequent offering period.

Delivery of Shares

As soon as reasonably practicable after each purchase date on which a purchase occurs, we will arrange for the delivery to each participant of the shares purchased to the participant’s brokerage or plan account in a form determined by us.

Withdrawal

A participant may withdraw all, but not less than all, the payroll deductions credited to his or her account and not yet used to purchase shares under the ESPP by giving notice in a form or manner and time prescribed by us on or prior to each purchase date.

Termination of Employment

Unless otherwise determined by us, upon a participant’s employment termination for any reason, the participant will be deemed to have elected to withdraw from the ESPP and the payroll deductions credited to the participant’s account during the offering period but not yet used to purchase shares under the ESPP will be returned to the participant.

Change in Control

In the event of a change in control (as defined in the ESPP), the offering period then in progress will be shortened and end on a new purchase date, which will be before the date of the proposed merger or change in control. We will notify each participant in writing, at least ten business days prior to the new purchase date, that the purchase date for the applicable period has been changed to the new purchase date and that shares will be purchased automatically for the participant on the new purchase date. The CNGC may provide for an alternative process that provides participants with the economic equivalent of the benefits described above, which may include terminating any open offering period that is in effect prior to a change in control and returning any participant contributions.

Adjustments

The CNGC may proportionately adjust the maximum number of shares available under the ESPP, the maximum number of shares each participant may purchase during the offering period or over a calendar year under the $25,000 limitation and the per share price used to determine the purchase price for any increase or decrease in the number of issued shares resulting from any nonreciprocal transaction between us and our stockholders (e.g., a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend) that affects our common stock or the price of our common stock and cause a change in the per share value of the shares underlying outstanding purchase rights.

Amendment and Termination

Subject to any applicable law or government regulation and to the rules of the stock exchange on which our shares may be listed or quoted, the Board may amend, modify, suspend or terminate the ESPP without the approval of our stockholders; however, no amendment may make any change in any purchase right previously granted that adversely affects the rights of any participant without the consent of the affected participant. To comply with Section 423 of the Code, we will obtain stockholder approval of any amendment in such a manner and to such a degree as required. Without stockholder approval and without regard to whether any participant rights may be considered to have been “adversely affected,” the CNGC may change the offering periods, limit the frequency or number of changes in the amount withheld during an offering period, establish holding periods applicable to shares acquired under the ESPP, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant to adjust for delays or mistakes in our processing of any properly completed participation election, establish reasonable waiting and adjustment periods, accounting, or crediting procedures to ensure that amounts applied toward the purchase of shares for each participant properly correspond with amounts withheld from the participant’s compensation and establish such other limitations or procedures as the CNGC determines

Effective Date and Term

The ESPP is effective as of May 4, 2021, subject to stockholder approval. The ESPP is scheduled to expire on May 4, 2031, unless, prior to that date, the Board terminates the ESPP or all purchase rights are exercised in connection with a dissolution or liquidation or change in control.

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Proposal 6 – Approval of the Ally Financial Inc. Employee Stock Purchase Plan

U.S. Federal Income Tax Consequences

The ESPP and the right to purchase shares granted to participants under the ESPP are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the ESPP are sold or otherwise disposed of by the participant. Upon a sale or other disposition of the shares, the participant’s tax consequences will generally depend upon his or her holding period with respect to the shares. If the shares are sold or disposed of more than two years after the first day of the relevant offering period and one year after the date of acquisition of the shares, the participant will recognize ordinary income equal to the lesser of (1) the applicable percentage discount of the fair market value of the shares purchased and (2) the excess of the fair market value of the shares at the time of such sale or disposition over the applicable purchase price. Any additional gain on such sale or disposition will be treated as long-term capital gain. We are generally not allowed a tax deduction for such ordinary income or capital gain.

If shares are disposed of before the expiration of these holding periods, the difference between the fair market value of such shares at the time of purchase and the purchase price will be treated as income taxable to the participant at ordinary income rates in the year in which the sale or disposition occurs. In such case, we will generally be entitled to a deduction in an amount equal to the ordinary income required to be realized by the participant.

Registration with the SEC

If our stockholders approve the ESPP, we will file with the SEC a Registration Statement on Form S-8, as soon as reasonably practical after the approval, to register the new shares available for issuance under the ESPP.

New Plan Benefits

The future benefits or amounts that would be received under the ESPP are not determinable at this time as both participation in the ESPP and the amounts that participants elect to contribute are voluntary.

Vote Required and Recommendation

For this Proposal 6, a FOR vote from a majority of the outstanding shares present or represented by proxy at the Annual Meeting and entitled to vote on the proposal will be required for approval. Voting ABSTAIN on this Proposal 6 will have the same effect as voting AGAINST.

The Board recommends that stockholders vote FOR the approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 4, 2021.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides securities authorized for issuance under our equity compensation plans as of December 31, 2020.

Plan Category	(1) Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (in thousands)	(2) Weighted-average exercise price of outstanding options, warrants and rights	(3) Number of securities remaining available for further issuance under equity compensation plans (excluding securities reflected in column (1))(b) (in thousands)
Equity compensation plans approved by stockholders	7,542	-	18,883
Total	7,542	-	18,883

(a)	Includes restricted stock units outstanding under the Incentive Compensation Plan and deferred stock units outstanding under the Non-Employee Directors Equity Compensation Plan.
(b)	Includes 18,480,022 securities available for issuance under the plans identified in (a) above and 402,525 securities available for issuance under Ally’s Employee Stock Purchase Plan.

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Proposal 7 Ratification of the Engagement of the Independent Registered Public Accounting Firm

The AC is solely and directly responsible for the appointment, compensation, retention, oversight, and replacement of the Company’s independent registered public accounting firm. For additional information about these responsibilities, refer to the Audit Committee Report later in this proxy statement.

After assessing the performance, qualifications, independence, objectivity, and professional skepticism of Deloitte & Touche LLP—the Company’s current independent registered public accounting firm—the AC and the Board believe that the continued retention of Deloitte & Touche as our independent auditor is in the best interests of the Company and its stockholders. Deloitte & Touche has been serving the Company and its subsidiaries in this role for decades and has advised the Company that its members have no direct or indirect financial interest in the Company or any of its subsidiaries.

The Board asks our stockholders to ratify the AC’s engagement of Deloitte & Touche as the Company’s independent auditor for fiscal year 2021. The AC, however, will retain its sole authority over the appointment, compensation, retention, oversight, and replacement of the Company’s independent auditor. As a result, in the event that the engagement of Deloitte & Touche is not ratified by stockholders, the AC will consider that action in the ongoing exercise of its authority over the independent auditor but will be under no obligation to engage a new independent auditor. In addition, even if the engagement is ratified, the AC will retain its discretion to terminate the appointment at any time during the year, to engage a new independent auditor, and to take any other related action if judged by the AC to be in the best interests of the Company and its stockholders.

Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. We also expect that these representatives will be available to respond to appropriate questions from stockholders.

The Board recommends that stockholders vote FOR the ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021.

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Proposal 7 – Ratification of the Engagement of the Independent Registered Public Accounting Firm

Fees of the Principal Independent Registered Public Accounting Firm

Total fees for professional services provided by our principal independent registered public accounting firm, Deloitte & Touche LLP, for the fiscal years ended December 31, 2020 and 2019 are as follows:

($ in millions)	2020	2019
Audit fees(a)	$7	$7
Audit-related fees(b)	3	3
Audit and audit-related fees	10	10
Tax fees(c)	1	1
Total fees	$11	$11
(a)

Audit fees include fees for the integrated audit of Ally’s annual Consolidated Financial Statements, reviews of interim financial statements included in Ally’s Quarterly Reports on Form 10-Q, and audit services in connection with statutory and regulatory filings. In addition, this category includes approximately $1 million in both 2020 and 2019 for services such as comfort letters for securities issuances and consents to the incorporation of audit reports in filings with the SEC.

(b)

Audit-related fees include fees for assurance and related services that are traditionally performed by the principal accountant, including attest services related to servicing and compliance, agreed-upon procedures relating to securitizations and financial-asset sales, and consultation on financial accounting and reporting standards.

(c)

Tax fees include fees for services performed for tax compliance, tax planning, and tax advice, including preparation of tax returns and claims for refund. Tax planning and advice also include assistance with tax audits and appeals and tax advice related to specific transactions.

Our Enterprise Independent Auditor Services and Preapproval Policy is approved by the AC and sets forth the processes that must be followed when engaging the independent registered public accounting firm. For both audit services and non-audit services, the AC will consider whether the firm’s provision of the services is consistent with the SEC’s rules on auditor independence and would not impair the independence of the firm with respect to us. The AC will also consider any other matters it deems relevant, including as appropriate whether the firm is best positioned to provide the most effective and efficient service given its familiarity with our business and operations.

Consistent with the Enterprise Independent Auditor Services and Preapproval Policy, the independent registered public accounting firm annually presents to the AC (1) an engagement letter that sets forth the annual integrated audit services (including quarterly reviews) and fees and (2) a summary of services that sets forth statutory audits, projected non-audit reports, and other projected services that may be requested during the fiscal year together with corresponding fees. The AC will review and, in its discretion, preapprove these services and fees by appointing the firm and approving the engagement letter and the summary of services.

Any proposed engagement of the firm for a statutory audit, a non-audit report, or other service that was preapproved in the summary of services is directed to the CFO’s business line risk-management team, which is charged with verifying that the service was preapproved and will be provided consistent with the fees projected in the summary of services. If the fees for the preapproved service exceed or are expected to exceed the projected fees, the engagement must be approved by the Controller or Chief Tax Officer as applicable (in the case of total fees for the service of $100,000 or less), the Chair of the AC (in the case of total fees for the service of more than $100,000 but less than or equal to $500,000), or the AC (in the case of total fees for the service of more than $500,000).

Any proposed engagement of the firm for an audit or non-audit service that was not preapproved in the annual engagement letter or the summary of services and that does not exceed $500,000 in fees may be preapproved by the Chair of the AC, subject to the condition that the Chair’s decision is presented to the AC at a subsequent meeting within a reasonable timeframe. Any proposed engagement of the firm for an audit or non-audit service that was not preapproved in the annual engagement letter or the summary of services and that exceeds $500,000 in fees must be submitted to the AC for preapproval.

Under the Independent Auditor Services and Preapproval Policy, no engagement may be finalized, no financial commitment may be made, and no work may begin related to a proposed engagement of the firm until all appropriate preapprovals have been given and verifications have been made, except in the limited circumstance permitted by Section 10A(i) of the Exchange Act and SEC Rule 2-01(c)(7). All audit and non-audit services performed by Deloitte & Touche in 2020 were approved in accordance with the Independent Auditor Services and Preapproval Policy.

Audit Committee Report

Management is responsible for the Company’s internal control over financial reporting, preparation of consolidated financial statements, and overall accounting and financial-reporting processes. Deloitte & Touche LLP, our independent registered public

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Proposal 7 – Ratification of the Engagement of the Independent Registered Public Accounting Firm

accounting firm, is responsible for planning and conducting an independent audit of the Company’s consolidated financial statements in accordance with the standards of the U.S. Public Company Accounting Oversight Board (PCAOB) and for expressing an opinion as to the conformity of these financial statements with GAAP and as to the effectiveness of our internal controls over financial reporting. The Company’s Internal Audit function, under the direction of the Chief Audit Executive, is independent of the Company’s business units, functionally reports to the AC, and is responsible for preparing an annual audit plan and conducting internal audits to test and evaluate the Company’s risk management, governance, and internal controls. The AC is responsible for monitoring and overseeing these activities on behalf of the Board.

The AC, in connection with its monitoring and oversight responsibilities, assesses the activities and performance of the Company’s independent auditor, which reports directly to the AC. Annually, the AC considers the results of an evaluation of the performance, qualifications, independence, objectivity, and professional skepticism of the independent auditor in determining whether to retain the firm for the next fiscal year. The AC oversees negotiations associated with the retention of the independent auditor and has the sole authority to approve the engagement letter and the audit fees. In accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years that an individual partner may provide services. In conjunction with this five-year mandated rotation of the firm’s lead audit partner, the AC and its Chair are directly involved in the selection of the independent auditor’s new lead audit partner. The AC has sole authority and direct responsibility to appoint or replace the Company’s independent registered public accounting firm. Additionally, the AC has oversight responsibility for the Company’s Internal Audit function, including the appointment, retention, performance evaluation, and compensation of the Company’s Chief Audit Executive.

The AC discussed the interim financial and other information contained in each quarterly earnings announcement and periodic SEC filing with management and Deloitte & Touche prior to the public release of the announcement. The AC has reviewed and discussed with management and Deloitte & Touche the Company’s audited financial statements as of and for the fiscal year ended December 31, 2020, management’s assessment of the effectiveness of the Company’s internal control over financial reporting, and Deloitte & Touche’s evaluation of the Company’s internal control over financial reporting. In addition, the AC has discussed with Deloitte & Touche the matters that independent registered public accounting firms must communicate to audit committees under applicable PCAOB standards, including Auditing Standard No. 16 (Communications with Audit Committees) which superseded Statement on Auditing Standards No. 61. The AC has received the written disclosures and correspondence from Deloitte & Touche required by applicable requirements of the PCAOB regarding Deloitte and Touche’s independence and has discussed with Deloitte & Touche its independence.

Based on these reviews and discussions, the AC recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, for filing with the SEC.

The Audit Committee of the Board of Directors of Ally Financial Inc.

William H. Cary

Katryn (Trynka) Shineman Blake

Maureen A. Breakiron-Evans

Mayree C. Clark

John J. Stack

As provided by SEC Regulation S-K, this Audit Committee Report is not deemed to be soliciting material or to be filed or incorporated by reference into any other filing by the Company under the Securities Act of 1933 as amended or the Exchange Act.

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Other Matters

Householding

SEC rules allow the delivery of one proxy statement, annual report, or notice of internet availability of proxy materials, as applicable, to all stockholders who share an address if specified conditions are met. This is called householding and can minimize the costs involved in printing and delivering proxy materials as well as the associated impact on the environment. For eligible stockholders who share an address, we are sending only one proxy statement, annual report, or notice of internet availability, as applicable, to that address unless we received instructions to the contrary from any stockholder at that address.

If you are the beneficial owner but not the record holder of our common stock, your broker, bank, or other nominee may household our proxy statements, annual reports, or notices of internet availability, as applicable, for all stockholders at your address unless that nominee has received contrary instructions from one or more of the affected stockholders. If you want this householding to cease or if you want householding to commence, please notify your broker, bank, or other nominee.

If you did not receive a separate copy of our proxy statement, annual report, or notice of internet availability, as applicable, we will promptly provide you with a separate copy if you request one by contacting us as follows:

Ally Financial Inc.

Corporate Secretary

500 Woodward Avenue

Mail Code: MI-01-10-CORPSEC

Detroit, Michigan 48226

(866) 710-4623

This notice and proxy statement are sent by order of the Board of Directors of Ally Financial Inc.

Jeffrey A. Belisle

Corporate Secretary

Detroit, Michigan

March 16, 2021

PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD.

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VOTE BY INTERNET - WWW.PROXYVOTE.COM/ALLY Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 3, 2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 3, 2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. STOCKHOLDER MEETING Stockholders of record or their proxies and beneficial owners of our common stock may attend the Annual Meeting by logging in at www.virtualshareholdermeeting.com/ALLY2021 and entering the 16-digit control number included in the notice of internet availability of proxy materials, on the proxy card, or in the instructions included with the proxy materials. ALLY FINANCIAL INC. 500 WOODWARD AVENUE MC: MI-01-10-CORPSEC DETROIT, MICHIGAN 48226 D33411-P50771 ALLY FINANCIAL INC. The Board of Directors recommends you vote FOR the following: 1. Election of Directors For Against Abstain Nominees: ! ! ! 1a. Franklin W. Hobbs ! ! ! 1b. Kenneth J. Bacon For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! ! ! ! 1c. Katryn (Trynka) Shineman Blake 2. Advisory vote on executive compensation. The Board of Directors recommends you vote 1 YEAR on the following proposal: ! ! ! 2 Years Abstain 3 Years 1 Year 1d. Maureen A. Breakiron-Evans 3. Advisory vote on the frequency of the stockholder advisory vote on executive compensation. ! ! ! ! ! ! ! 1e. William H. Cary The Board of Directors recommends you vote FOR the following proposals: ! ! ! For Against Abstain 1f. Mayree C. Clark 4. Approval of the Ally Financial Inc. Incentive Compensation Plan, amended and restated effective as of May 4, 2021. ! ! ! ! ! ! 1g. Kim S. Fennebresque 5. Approval of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan, amended and restated effective as of May 4, 2021. ! ! ! ! ! ! 1h. Marjorie Magner 6. Approval of the Ally Financial Inc. Employee Stock Purchase Plan, amended and restated effective as of May 4, 2021. ! ! ! ! ! ! 1i. Brian H. Sharples ! ! ! ! ! ! 7. Ratification of the Audit Committee’s engagement of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021. 1j. John J. Stack ! ! ! 1k. Michael F. Steib NOTE: The proxies may vote in their discretion on any other business as may properly come before the meeting or any adjournment or postponement thereof. ! ! ! 1l. Jeffrey J. Brown Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com/ally. D33412-P50771 ALLY FINANCIAL INC. Annual Meeting of Stockholders May 4, 2021 This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jeffrey J. Brown and Jennifer A. LaClair or either of them, as proxies, each with the full power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, all of the shares of common stock of ALLY FINANCIAL INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM EDT on May 4, 2021, and any adjournment or postponement thereof. This proxy revokes all prior proxies given by the stockholder(s). This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

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Index of Defined Terms

Set forth below is a list of the defined terms used within this proxy statement.

Defined Terms	See Page No.
2014 ESPP	79
2017 Directors Plan	74
2021 ICP	63
AC	13
Adjusted EPS	A-2
Ally	6
Annual Meeting	6
Beneficially Owned	34
Beneficial Owners	6
Board	6
CD&A	36
CECL	43
CEO	11
CFO	31
CNGC	10
Code	49
Company	6
Core ROTCE	37
COVID-19	6
Director DSU	29
Directors Plan	74
DTC	21
EPS	37
ERG	26
ESPP	79
Exchange Act	21
Executive Officers	21
FW Cook	29
GAAP	9
Governance Guidelines	20
Householding	86
ICP	38
Immediate Family Member	31
Independent or Independent Director	13
MRT	40
NEO	36
NYSE	13
PCAOB	85
PEO	60
Purview Executives	21
PSU	34
RC	13
Record Date	6
Related Person, Related-Person Transaction, and Related-Person Transaction Policy	31
RSU	34
SAR	63
Savings Plan	49
SEC	11
SEC filings	9
Stockholders of Record or Record Holders	6
TSV	47

89

Appendix A

The following are reconciliations of identified non-GAAP financial measures to comparable GAAP financial measures.

Note: The totals in the tables may not foot due to rounding.	2020	2019	2018
Adjusted Earnings Per Share (EPS) Calculation
Numerator ($ in millions)
GAAP Net Income Available to Common Stockholders	$1,085	$1,715	$1,263
Discontinued Operations, Net of Tax	1	6	—
Core Original Issue Discount	36	29	86
Repositioning and Other	50	—	—
Change in Fair Value of Equity Securities	(29)	(89)	121
Tax on: Core OID, Repo. Items & Change in Fair Value of Equity Securities (21% starting 1Q18)	(1)	13	(43)
Significant Discrete Tax Items		(201)	—
Core Net Income Available to Common Stockholders [a]	$1,141	$1,472	$1,427
Denominator
Weighted-Average Shares Outstanding—(Diluted, thousands) [b]	377,101	395,395	427,680
Adjusted EPS [a] ÷ [b] * 1,000	$3.03	$3.72	$3.34

Adjusted Efficiency Ratio ($ in millions)
Numerator
GAAP Noninterest Expense	$3,833	$3,429	$3,264
Rep and Warrant Expense	—	—	3
Insurance Expense	(1,092)	(1,013)	(955)
Repositioning and Other	(50)	—	—
Adjusted Noninterest Expense for Adjusted Efficiency Ratio [a]	$2,691	$2,416	$2,312
Denominator
Total Net Revenue	$6,686	$6,394	$5,804
Core Original Issue Discount	36	29	86
Insurance Revenue	(1,376)	(1,328)	(1,035)
Adjusted Net Revenue for Adjusted Efficiency Ratio [b]	$5,346	$5,095	$4,855
Adjusted Efficiency Ratio [a] ÷ [b]	50.3%	47.4%	47.6%

Core Return on Tangible Common Equity (ROTCE)
Numerator ($ millions)
GAAP Net Income Available to Common Stockholders	$1,085	$1,715	$1,263
Discontinued Operations, Net of Tax	1	6	—
Core Original Issue Discount	36	29	86
Repositioning and Other	50	—	—
Change in Fair Value of Equity Securities	(29)	(89)	121
Tax on: Core OID, Repo. Items & Change in Fair Value of Equity Securities (21% starting 1Q18)	(1)	13	(43)
Significant Discrete Tax Items	—	(201)	—
Core Net Income Available to Common Stockholders [a]	$1,141	$1,472	$1,427
Denominator (2-period average, $ billions)
GAAP Stockholder’s Equity	$14.1	$13.8	$13.4
Goodwill & Identifiable Intangibles, net of Deferred Tax Liabilities	(0.4)	(0.4)	(0.3)
Tangible Common Equity	13.7	13.5	13.1
Core Original Issue Discount Balance	(1.0)	(1.1)	(1.1)
Net Deferred Tax Asset	(0.1)	(0.2)	(0.4)
Normalized Common Equity [b]	$12.6	$12.2	$11.6
Core Return on Tangible Common Equity [a] ÷ [b] ÷ 1,000	9.1%	12.0%	12.3%

A-1

Appendix A

Note: The totals in the tables may not foot due to rounding.	2020	2019	2018
Original Issue Discount Amortization Expense ($ millions)
Core Original Issue Discount Amortization Expense (excl. accelerated OID)	$36	$29	$86
Other OID	12	13	15
GAAP Original Issue Discount Amortization Expense	$48	$42	$101

Outstanding Issue Discount Amortization Balance ($ millions)
Core Outstanding Original Issue Discount Amortization Balance (Core OID Balance)	$(1,027)	$(1,063)	$(1,092)
Other Outstanding OID Balance	(37)	(37)	(43)
GAAP Outstanding Original Issue Discount Balance	$(1,064)	$(1,100)	$(1,135)

Net Financing Revenue (ex. Core OID) ($ millions)
GAAP Net Financing Revenue	$4,703	$4,633	$4,390
Core OID	36	29	86
Net Financing Revenue (ex. Core OID) [a]	$4,739	$4,662	$4,476

Adjusted Other Revenue ($ millions)
GAAP Other Revenue	$1,983	$1,761	$1,414
Change in Fair Value of Equity Securities	(29)	(89)	121
Adjusted Other Revenue [b]	$1,954	$1,672	$1,535
Adjusted Total Net Revenue [a] + [b]	$6,692	$6,334	$6,011

Adjusted Tangible Book Value per Share
Numerator ($ billions)
GAAP Common Stockholder’s Equity	$14.7	$14.4	$13.3
Goodwill and Identifiable Intangible Assets, Net of Deferred Tax Liabilities	(0.4)	(0.5)	(0.3)
Tangible Common Equity	14.3	14.0	13.0
Tax-effected Core Original Issue Discount (21% starting 4Q17)	(0.8)	(0.8)	(0.9)
Adjusted Tangible Book Value [a]	$13.5	$13.1	$12.1
Denominator
Issued Shares Outstanding (period-end, thousands) [b]	374,674	374,332	404,900
Metric
GAAP Common Stockholder’s Equity per Share	$39.2	$38.5	$32.8
Goodwill and Identifiable Intangible Assets, Net of Deferred Tax Liabilities per Share	(1.0)	(1.2)	(0.7)
Tangible Common Equity per Share	$38.2	$37.3	$32.1
Tax-effected Core Original Issue Discount Balance (21% starting 4Q17) per Share	(2.2)	(2.2)	(2.1)
Adjusted Tangible Book Value per Share [a] ÷ [b]	$36.1	$35.1	$29.9

Ally believes that the non-GAAP financial measures here may be useful to readers, but these are supplemental to and not a substitute for GAAP financial measures.

Adjusted Earnings per Share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP earnings per share for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income attributable to common stockholders is adjusted for the following items: (1) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (2) adds back the tax-effected non-cash Core Original Issue Discount, (3) adjusts for tax-effected repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, (4) excludes equity fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, (5) excludes significant discrete tax items that do not relate to the operating performance of the core businesses and adjusts for

A-2

Appendix A

preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure, as applicable, for respective periods.

Adjusted Efficiency Ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted Efficiency Ratio, total noninterest expense is adjusted for Rep and warrant expense, Insurance segment expense, and repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable, for respective periods. In the denominator, total net revenue is adjusted for Insurance segment revenue and Core Original Issue Discount.

Adjusted Tangible Book Value Per Share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity attributable to stockholders even if Core Original Issue Discount balance were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common stockholder’s equity per share. Adjusted TBVPS generally adjusts common equity for: (1) goodwill and identifiable intangibles, net of deferred tax liabilities (DTLs), (2) tax-effected Core Original Issue Discount balance to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (3) Series G discount which reduces tangible common equity as the company has normalized its capital structure, as applicable, for respective periods. In December 2017, tax-effected Core Original Issue Discount balance was adjusted from a statutory U.S. federal tax rate of 35% to 21% (“rate”) as a result of changes to U.S. tax law. The adjustment conservatively increased the tax-effected Core Original Issue Discount balance and consequently reduced Adjusted TBVPS as any acceleration of the non-cash charge in the future periods would flow through the financial statements at a 21% rate versus a previously modeled 35% rate.

Core Net Income Available to Common Stockholders is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common stockholders adjusts GAAP net income available to common stockholders for discontinued operations net of tax, tax-effected Core Original Issue Discount expense, tax-effected repositioning and other primarily related to the extinguishment of high-cost legacy debt and strategic activities and significant other, preferred stock capital actions, significant discrete tax items and tax-effected changes in equity investments measured at fair value, as applicable, for respective periods.

Core Original Issue Discount (Core OID) amortization expense is a non-GAAP financial measure for Original Issue Discount, and is believed by management to help the reader better understand the activity removed from: Core pre-tax income (loss), Core net income (loss) attributable to common stockholders, Adjusted EPS, Core ROTCE, Adjusted efficiency ratio, Adjusted total net revenue, and Net financing revenue (excluding Core OID). Core OID is primarily related to bond exchange OID which excludes international operations and future issuances.

Core Outstanding Original Issue Discount Balance (Core OID balance) is a non-GAAP financial measure for outstanding OID and is believed by management to help the reader better understand the balance removed from Core ROTCE and Adjusted TBVPS. Core OID balance is primarily related to bond exchange OID which excludes international operations and future issuances.

Core Pre-tax Income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) Core OID, and (2) equity fair value adjustments related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, and (3) Repositioning and other which are primarily related to the extinguishment of high cost legacy debt, strategic activities and significant other one-time items, as applicable for respective periods. Management believes Core Pre-Tax Income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

Core Return on Tangible Common Equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that support core operations. For purposes of this calculation, tangible common equity is adjusted for Core OID balance and net DTA. Ally’s core net income attributable to common stockholders for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for significant discrete tax items including tax reserve releases, which aligns with the methodology used in calculating adjusted earnings per share.

•

In the numerator of Core ROTCE, GAAP net income attributable to common stockholders is adjusted for discontinued operations net of tax, tax-effected Core OID, tax effected repositioning and other which are primarily related to the

A-3

Appendix A

extinguishment of high cost legacy debt, strategic activities and significant other one-time items, fair value adjustments (net of tax) related to ASU 2016-01 which requires change in the fair value of equity securities to be recognized in current period net income as compared to periods prior to 1/1/18 in which such adjustments were recognized through other comprehensive income, a component of equity, significant discrete tax items, and preferred stock capital actions, as applicable for respective periods.

•	In the denominator, GAAP stockholder’s equity is adjusted for goodwill and identifiable intangibles net of DTL, Core OID balance, and net DTA.

Tangible Common Equity is a non-GAAP financial measure that is defined as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Ally believes that tangible common equity is important because we believe readers may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry. For purposes of calculating Core ROTCE, tangible common equity is further adjusted for Core OID balance and net deferred tax asset.

Net Financing Revenue (excluding OID) excludes Core OID.

Total Stockholder Value (TSV) is a non-GAAP financial measure that is defined as growth in adjusted TBVPS share plus dividends per share.

Measurement of Performance for PSUs

Consistent with the ICP, for purposes of measuring performance under the PSUs granted by the Company, the CNGC has excluded from Core ROTCE and TSV the impact of designated items so that these performance goals reflect factors that management can directly control and that payout levels are not artificially inflated or impaired by factors unrelated to the ongoing operation of the business.

For the PSUs granted in 2019, the designated items were—in each case, to the extent material and not taken into account in establishing the target levels—(1) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters, (2) the effect of changes in law applicable to Ally which shall be measured based on the effect of the changes on revenue, income, assets and liabilities demonstrably caused by such changes in law, (3) the effect of changes in accounting principles, including any related accounting restatements, (4) income, expenses, gains or losses from discontinued operations, (5) the charges and other costs and balance sheet impacts associated with any acquisition, divestiture, restructuring or pre-payment or other early retirement of outstanding debt, and, in the case of an acquisition, any income or loss associated with the acquired business or assets during the same fiscal period, and (6) any items that are categorized as unusual in nature or infrequently occurring within the meaning of GAAP.

For the PSUs granted in 2020, the designated items were—in each case, to the extent material and not taken into account in establishing the target levels—(1) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters, (2) the effect of changes in law applicable to Ally which shall be measured based on the effect of the changes on revenue, income, assets and liabilities demonstrably caused by such changes in law, (3) the effect of changes in accounting principles, including any related accounting restatements, (4) income, expenses, gains or losses from discontinued operations, (5) the charges and other costs and balance sheet impacts associated with any acquisition, divestiture, restructuring or pre-payment or other early retirement of outstanding debt, and, in the case of an acquisition, any income or loss associated with the acquired business or assets during the performance window, and (6) any items that are categorized as unusual in nature or infrequently occurring within the meaning of GAAP.

For the PSUs granted in 2021, the designated items were—in each case, to the extent material and not taken into account in establishing the target levels—(1) litigation and regulatory judgments, charges or settlements and any accruals or reserves relating to litigation or regulatory matters, (2) the effect of changes in law applicable to Ally which shall be measured based on the effect of the changes on revenue, income, assets and liabilities demonstrably caused by such changes in law, (3) the effect of changes in accounting principles, including any related accounting restatements, (4) income, expenses, gains or losses from discontinued operations, (5) the charges and other costs and balance sheet impacts associated with any acquisition, divestiture, restructuring or pre-payment or other early retirement of outstanding debt, and, in the case of an acquisition, any income or loss associated with the acquired business or assets during the performance window, (6) any items that are categorized as unusual in nature or infrequently occurring within the meaning of GAAP, and (7) the charges and other costs associated with wars, terrorism, geopolitical incidents, natural disasters, pandemics, or similar conditions or events.

A-4

Appendix B

ALLY FINANCIAL INC.

INCENTIVE COMPENSATION PLAN

(amended and restated effective as of May 4, 2021)

SECTION 1.Purpose.  The purpose of the Ally Financial Inc. Incentive Compensation Plan (the “Plan”) is to motivate and reward those Participants who are expected to contribute significantly to the success of Ally Financial Inc. (the “Company”) and its Affiliates and to further the best interests of the Company and its shareholders.

SECTION 2.Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Affiliate” means (i) any entity that owns or controls, is owned or controlled by, or is under common control with, the Company and (ii) any entity in which the Company, directly or indirectly, has a significant equity interest; in each case as determined by the Committee.

(b)“Award” means any Option, SAR, Restricted Stock, RSU, Performance Award or Other Stock-Based Award granted under the Plan (including any Replacement Award).

(c)“Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(d)“Beneficiary” means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of the Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by the Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at the Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.

(e)“Board” means the board of directors of the Company.

(f)“Business Unit” means a single business or product line or related group of businesses or product lines of the Company that, in the ordinary course of the Company’s business, managerial and financial reporting are considered and managed as a division.

(g)“Cause” means, with respect to any Participant, “cause” as defined in any employment agreement between such Participant and the Company or an Affiliate, if any, or if not so defined, except as otherwise provided in such Participant’s Award Agreement, such Participant’s:

(i)conviction for a felony or misdemeanor involving moral turpitude;

(ii)failure to perform any material responsibility of the leadership position, unless due to death or Disability;

(iii)a course of conduct, which would tend to hold the Company or any of its Affiliates in disrepute or scandal, as determined by the Board in its sole discretion;

(iv)failure to follow lawful directions of the Board;

(v)any material breach of fiduciary duty to the Company;

(vi)gross negligence in the performance or nonperformance of duties to the Company or an Affiliate;

(vii)willful misconduct in the performance or nonperformance of duties to the Company or an Affiliate;

(viii)failure to comply with a material policy of the Company or an Affiliate;

(ix)any act of fraud, theft, or dishonesty;

B-1

Appendix B

(x)breach of any restrictive covenants set forth in Section 13; or

(xi)failure to promptly repay any Award payment that is determined to be owed to the Company pursuant to Section 14(h) below.

(h)“Change in Control” means the occurrence of any one or more of the following events:

(i)any “person” (as defined in Section 13(d) of the Exchange Act), other than an employee benefit plan or trust maintained by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;

(ii)at any time during a period of 30 consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election or nomination for election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved (the “Incumbent Directors”), cease for any reason to constitute a majority of members of the Board; provided that, notwithstanding the foregoing, no such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board shall in any event be considered to be an Incumbent Director; or

(iii)the consummation of (A) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other corporation or entity, unless immediately following the merger, consolidation or reorganization (x) the voting securities of the Company outstanding immediately prior to such merger, consolidation or reorganization continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (as applicable, the “Ultimate Entity”), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (y) the Incumbent Directors in office immediately prior to such merger, consolidation or reorganization continue to represent at least 50% of the board of directors of Ultimate Entity,  (B) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (C) the liquidation or dissolution of the Company.

(i)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.

(j)“Committee” means the Compensation, Nominating, and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.

(k)“Competitive Activity” means an activity that is in direct competition with the Company or any of its Affiliates in any of the states within the United States, or countries within the world, in which the Company or any of its Affiliates conducts business with respect to a business in which the Company or any of its Affiliates engaged or was preparing to engage during employment and on the date of the Termination of Service.

(l)“Disability” means, with respect to any Participant, except as may otherwise be provided in such Participant’s Award Agreement:

(i)a long-term disability that entitles the Participant to disability income payments under any long-term disability plan or policy provided by the Company under which the Participant is covered, as such plan or policy is then in effect; or

(ii)if such Participant is not covered under a long-term disability plan or policy provided by the Company at such time for whatever reason, then the term “Disability” means disability within the meaning of Treasury Reg. Sec. 1.409A-3(i)(4).

(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rules, regulations and guidance thereunder. Any reference to a provision in the Exchange Act shall include any successor provision thereto.

Appendix B

(n)“Fair Market Value” means with respect to a Share or any other property on any day, the fair market value determined by such methods or procedures as shall be established from time to time by the Committee.

(o)“Incentive Stock Option” means an option representing the right to purchase Shares from the Company, granted in accordance with the provisions of Section 6, which meets the requirements of Section 422 of the Code.

(p)“Non-Qualified Stock Option” means an option representing the right to purchase Shares from the Company, granted in accordance with the provisions of Section 6, that is not an Incentive Stock Option.

(q)“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(r)“Other Stock-Based Award” means an Award granted in accordance with the provisions of Section 10.

(s)“Participant” means the recipient of an Award granted under the Plan.

(t)“Performance Award” means an Award granted in accordance with the provisions of Section 9.

(u)“Performance Period” means the period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are measured.

(v)“Qualifying Termination” means a Termination of Service as a result of any of the following:

(i)Elimination of Participant’s current position, termination associated with the reduction in the total number of employees in the same department performing the same or similar job as Participant, or termination associated with a restructuring of different departments which results in a reduction in the total number of employees, including Participant, in the affected departments;

(ii)Substantial change in current duties for which the Participant no longer qualifies;

(iii)Substantial change in Participant’s current duties which results in a twenty percent (20%) or more reduction in salary; or

(iv)Declining a geographic transfer of the Participant’s current position in connection with the elimination of the Participant’s current position to a new position at a location more than 50 miles from the location of Participant’s current position, regardless of whether the Participant was offered reimbursement of relocation expenses.

(w)“Replacement Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a company or other business acquired by the Company or an Affiliate with which the Company or an Affiliate, directly or indirectly, combines.

(x)“Retirement” means, except as may otherwise be provided in such Participant’s Award Agreement, Termination of Service other than for Cause following attainment of (i) 10 years of service to the Company and its Affiliates and the total of age and years of service to the Company and its Affiliates equals 60 or (ii) age 65; provided that, under either circumstance, Participant has given the Company at least 90 days advance notice of their intent to retire, it being understood that the Company may waive or shorten, but not lengthen, this notice requirement in its sole discretion.

(aa)“Restricted Stock” means any Share granted in accordance with the provisions of Section 8.

(bb)“RSU” means a contractual right, granted in accordance with the provisions of Section 8, that is denominated in Shares. Each RSU represents a right to receive the value of one Share. Awards of RSUs may include the right to receive dividend equivalents.

(cc)“Sale of a (or such) Business Unit” means whether effected directly or indirectly, or in one transaction or a series of transactions:

(i)any merger, consolidation, reorganization or other business combination pursuant to which a Business Unit and an acquirer and/or all or a substantial portion of their respective business operations are combined in a manner that results in a “change in control” of the Business Unit (utilizing the criteria described in Section 2(h)(i) or (iii) but substituting Business Unit for Company); or

B-3

Appendix B

(ii)the sale, transfer or other disposition of all or substantially all of the assets of the Business Unit or the capital stock of the subsidiaries of the Company comprising the Business Unit by way of negotiated purchase, tender or exchange offer, option, leveraged buyout, joint venture over which the Company does not exercise voting control or otherwise.

(dd)“SAR” means any right, granted in accordance with the provisions of Section 7, to receive upon exercise by a Participant or settlement the excess of (i) the Fair Market Value of one Share on the date of exercise or settlement over (ii) the exercise or hurdle price of the right on the date of grant, or if granted in connection with an Option, on the date of grant of the Option.

(ee)“Shares” means shares of the Company’s common stock.

(ff)“Termination of Service” means, in the case of a Participant who is an employee of the Company or an Affiliate, cessation of the employment relationship such that the Participant is no longer an employee of the Company or Affiliate, or, in the case of a Participant who is an independent contractor or other service provider, the date the performance of services for the Company or an Affiliate has ended; provided, however, that in the case of an employee, the transfer of employment from the Company to an Affiliate, from an Affiliate to the Company, from one Affiliate to another Affiliate or, unless the Committee determines otherwise, the cessation of employee status but the continuation of the performance of services for the Company or an Affiliate as a director of the Board or an independent contractor shall not be deemed a cessation of service that would constitute a Termination of Service. Notwithstanding the foregoing, with respect to any Award subject to Section 409A of the Code (and not exempt therefrom), a Termination of Service occurs when a Participant experiences a “separation of service” (as such term is defined under Section 409A of the Code).

SECTION 3.Eligibility.

(a)Any employee of the Company or any Affiliate is eligible to be selected to receive an Award under the Plan.

(b)Holders of options and other types of awards granted by a company or other business that is acquired by the Company or with which the Company combines are eligible for grants of Replacement Awards under the Plan.

SECTION 4.Administration.

(a)The Plan shall be administered by the Committee. To the extent the Board determines it is appropriate (i) for grants of Awards to comply with the director independence requirements of the principal stock market or exchange on which the Shares are quoted or traded, any action by the Committee shall require the approval of Committee members who are  independent, within the meaning of and to the extent required by applicable rulings and interpretations of such stock market or exchange; and (ii) for Awards to qualify for the exemption available under Rule 16b-3(d)(1) or 16b-3(e) under the Exchange Act, any action by the Committee shall require the approval of Committee members who are each a non-employee director within the meaning of Rule 16b-3 under the Exchange Act. The Board may designate one or more directors as a subcommittee who may act for the Committee if necessary to satisfy the requirements of this Section. To the extent permitted by applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, the Committee may delegate to one or more members of the Committee or officers of the Company (including any subcommittee of the Committee or committee of officers) the authority to grant Awards, including off- cycle, new hire, promotion or retention Awards, except that such delegation shall not be applicable to any Award for a person then covered by Section 16 of the Exchange Act. The Committee may establish rules for the administration of the Plan.

(b)Subject to the terms of the Plan and applicable law, the Committee (or its delegate) shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards (including Replacement Awards) to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to Awards under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee in a manner consistent with Section 409A of the Code; (vi) determine the other terms and conditions of any Award; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and procedures as it shall deem appropriate for the proper administration of the Plan; (ix) correct any defect, supply any omission or reconcile any inconsistency

Appendix B

in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Notwithstanding anything to the contrary contained herein, the Board may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan.  In any such case, the Board shall have all of the authority and responsibility granted to the Committee herein.

(c)All decisions of the Committee shall be final, conclusive and binding upon all parties or entities, including the Company, its shareholders, any Affiliate, and Participants, Beneficiaries and any person claiming any benefit or right under an Award or under the Plan.

SECTION 5.Shares Available for Awards.

(a)Subject to adjustment as provided in Section 5(d), the maximum number of Shares available for issuance for Awards granted on or after the Effective Date (as defined in Section 17) shall not exceed 30,370,294 Shares in the aggregate. Such maximum number shall not take into account any Shares relating to Replacement Awards.

(b)Subject to adjustment as provided in Section 5(d), no Participant may be granted in any single fiscal year:

(i)Options and SARs that relate to more than 2,000,000 Shares;

(ii)(A) Performance Awards denominated in Shares (other than Performance Awards granted in the form of Options or SARs) which could result in delivery to the Participant of greater than 1,000,000 Shares under the operation of the applicable performance goal or formula and (B) Performance Awards settled in cash which could result in a payout to the Participant in an amount greater than the Fair Market Value of 1,000,000 Shares under the operation of the applicable performance goal or formula.

Notwithstanding the foregoing, (1) the limitations set forth above in this Section 5(b) shall not apply to such Awards to the extent such Awards are granted as Replacement Awards, (2) if the Committee determines to settle an Award specified in Section 5(b)(ii)(A) in cash, the maximum aggregate amount of cash that may be paid pursuant to such Awards in a fiscal year shall be equal to the per share Fair Market Value multiplied by the number of Shares eligible for settlement under such Award; and (3) each of the limits set forth in Sections 5(b)(i)-(ii) shall be multiplied by two for Awards granted to a Participant in the year employment or service with the Company or any of its Affiliates commences. The maximum number of Shares available for issuance under Incentive Stock Options shall be 30,370,294.

(c)If any Award is forfeited, expires, terminates, otherwise lapses or is settled for cash, in whole or in part, without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated, lapsed or cash-settled Award shall again be available for grant under the Plan. In the event that withholding tax liabilities arising from an Award other than an Option or SAR are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, the Shares so tendered or withheld shall be added to the Shares available for Awards under the Plan. For the avoidance of doubt, the following will not again become available for issuance under the Plan: (i) any Shares withheld in respect of taxes upon settlement of an Option or SAR, (ii) any Shares tendered or withheld to pay the exercise price of Options, (iii) any Shares subject to a SAR that are not issued in connection with its stock settlement on exercise thereof, and (iv) any Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options.

(d)In the event that the Committee determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm, (including by payment of cash) any or all of:

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Appendix B

(i)the number and type of Shares (or other securities) or the amount of cash or other property which thereafter may be made the subject of Awards, including the limits specified in Sections 5(a) and 5(b);

(ii)the number and type of Shares (or other securities) or the amount of cash or other property subject to outstanding Awards (including, as necessary or appropriate, any applicable performance targets or criteria with respect thereto); and

(iii)the grant, purchase, exercise or hurdle price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(e)Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

SECTION 6.Options.  The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)The exercise price per Share under an Option shall be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

(b)The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option. Other than for Incentive Stock Options, if the Option would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term shall extend to 30 days subsequent to the termination of the prohibition.

(c)The Committee shall determine the time or times at which an Option may be exercised in whole or in part.

(d)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or satisfied.

(e)The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code.

(f)No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.

SECTION 7.Stock Appreciation Rights.  The Committee is authorized to grant SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a)SARs may be granted under the Plan to Participants either alone (“freestanding”) or in addition to other Awards granted under the Plan (“tandem”) and may, but need not, relate to a specific Option granted under Section 6.

(b)The exercise or hurdle price per Share under a SAR shall be determined by the Committee; provided, however, that, except in the case of Replacement Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a Share on the date of grant of such SAR (or if granted in connection with an Option, on the date of grant of such Option).

(c)The term of each SAR shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such SAR. If the SAR would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term shall extend to 30 days subsequent to the termination of the prohibition.

(d)The Committee shall determine the time or times at which a SAR may be exercised or settled in whole or in part.

(e)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the amount owing upon exercise or settlement of an SAR may be made or satisfied.

Appendix B

(f)No grant of SARs may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such SARs.

SECTION 8.Restricted Stock and RSUs. The Committee is authorized to grant Awards of Restricted Stock and RSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a)Shares of Restricted Stock and RSUs shall be subject to such restrictions as the Committee may impose (including any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend, dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes vested.

(b)Any share of Restricted Stock granted under the Plan may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

(c)At the discretion of the Committee, any Restricted Stock or RSU may be designed as a Performance Award subject to Section 9.

(d)The Committee may provide in an Award Agreement that an Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code.

(e)The Committee may determine the form or forms (including cash, Shares, other Awards, other property or any combination thereof) in which payment of the amount owing upon settlement of any RSU may be made.

SECTION 9.Performance Awards.  The Committee is authorized to grant Performance Awards to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)Performance Awards may be denominated as a cash amount, number of Shares or a combination thereof and are Awards which may be earned upon achievement or satisfaction of performance conditions specified by the Committee.  In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions. Subject to the terms of the Plan, the performance goals to be achieved during any Performance Period, the length of any Performance Period, the amount of any Performance Award granted and the amount of any payment or transfer to be made pursuant to any Performance Award shall be determined by the Committee. If the Performance Award relates to Shares on which dividends are declared prior to vesting or satisfaction of the relevant performance condition, the Performance Award shall not provide for the payment of such dividend (or dividend equivalent) to the Participant prior to the time at which such Performance Award, or applicable portion thereof, is vested and the relevant performance condition satisfied.

(b)Settlement of Performance Awards shall be in cash, Shares, other Awards, other property, net settlement or any combination thereof, in the discretion of the Committee. Performance Awards will be settled only after the end of the relevant Performance Period.  The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with a Performance Award.

SECTION 10.Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or Business Units or any other factors designated by the Committee, and Awards (including unrestricted Shares) in settlement of awards granted under the Performance Plan. The Committee shall determine the

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Appendix B

terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 10 shall be purchased for such consideration and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement or any combination thereof, as the Committee shall determine, provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.  Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, is vested.

SECTION 11.Effect of Termination of Service.  Except as may otherwise specifically be provided in an Award Agreement, Awards granted hereunder shall be subject to the following provisions in the event a Participant incurs a Termination of Service while such Awards are outstanding and prior to the settlement thereof.

(a)If a Participant incurs a Termination of Service as a result of his death or Disability:

(i)all unvested Awards shall become vested as of the date of such Termination of Service;

(ii)any such Awards that are Performance Awards for which the applicable Performance Period has not elapsed, shall vest at the target level of performance;

(iii)Awards other than SARs and Options shall be settled within 75 days of becoming vested; and

(iv)Options and SARs shall become immediately exercisable as of the date of the Termination of Service and remain outstanding until the first anniversary of the date of such Termination of Service.

(b)Notwithstanding any other provision of the Plan or any Award Agreement, if a Participant incurs a Termination of Service by the Company for Cause, all Awards shall be immediately cancelled.

(c)If (A) a Participant’s Termination of Service is by reason of Retirement, (B) in the case of a Participant employed by a Business Unit, a Participant’s Termination of Service is by reason of a Sale of such Business Unit, or (C) a Participant who is employed primarily in connection with a Business Unit but incurs a Termination of Service without Cause by the Company or a Qualifying Termination solely as a result of a Sale of such Business Unit (as determined by the Committee) during the 24-month period immediately following the Sale of such Business Unit:

(i)all unvested Awards shall become vested as of the date of such Termination of Service;

(ii)Awards other than Options and SARs shall be settled in accordance with their terms (including all applicable restrictive covenants); and

(iii)Any vested Options and SARs shall become immediately exercisable as of the date of the Termination of Service and shall remain outstanding until the earlier of (x) the expiration of such Options or SARs and (y) the first anniversary of the date of such Termination of Service.

(d)If a Participant incurs a Termination of Service by the Company without Cause or otherwise as a result of a Qualifying Termination in circumstances that are not covered by Section 11(c):

(i)all unvested Awards, other than those portions of any Award scheduled to become vested within the 12 months following the date of Termination of Service, shall be forfeited;

(ii)Awards and portions thereof not forfeited in accordance with Section 11(d)(i) above shall become vested as of the date of the Termination of Service;

(iii)Awards other than Options and SARs shall be settled in accordance with their terms (including all applicable restrictive covenants); and

(iv)Options and SARs shall become immediately exercisable as of the date of the Termination of Service and shall remain outstanding until the earlier of (x) the expiration of such Options or SARs and (y) the first anniversary of the date of such Termination of Service.

(e)If a Participant’s Termination of Service is not described in Sections 11(a)-(d), all unvested Awards shall be forfeited upon Termination of Service.

Appendix B

SECTION 12.  Effect of Change in Control on Awards.  Notwithstanding the treatment of Awards provided in Section 11, in the event of a Change in Control, unless otherwise specifically provided in an Award Agreement, outstanding Options and SARs shall be treated as described in subsection (a) below; outstanding Restricted Stock and RSUs and Other Stock-Based Awards which are not Performance Awards shall be treated as described in subsection (b) below; and outstanding Performance Awards will be treated as described in subsection (c) below.

(a)(i) If in connection with the Change in Control, any outstanding Option or SAR is not continued in effect or converted into an option to purchase or right with respect to stock of the Company or the survivor or successor (or its parent) in a manner that complies with Sections 424 and 409A of the Code, such outstanding Option(s) and SAR(s) shall fully vest and become exercisable (in a manner consistent with the terms of the Award) upon such Change in Control; provided that (x) Options and SARs that are “in-the-money” as of the date of such Change in Control may be cancelled in exchange for payment of the applicable intrinsic value of such Options and SARs in the form of cash, Shares or other property (or a combination thereof) and (y) Options and SARs that are “out-of-the-money” as of the date of such Change in Control may be cancelled without the payment of any consideration to the Participant.

(ii)If outstanding Options or SARs are continued or converted as described in Section 12(a)(i), then in the event of the Participant’s Termination of Service (x) by the Company or the survivor or successor (or its parent) without Cause or (y) due to a Qualifying Termination, in each case, within the 24-month period immediately following the Change in Control, such Options and SARs shall fully vest and become exercisable upon such Termination of Service and shall remain outstanding until the earlier of the expiration of such Options or SARs or the last day of the one-year period immediately following the date of such Termination of Service.

(b)(i) If in connection with the Change in Control, any outstanding Restricted Stock, RSU, or Other Stock-Based Award is not continued in effect or converted into restricted stock or restricted stock units with respect to the stock of the Company or the survivor or successor (or its parent), such outstanding Restricted Stock, RSU and Other Stock-Based Award shall fully vest upon such Change in Control.

(ii)If any outstanding Restricted Stock, RSU or Other Stock-Based Award is continued or converted as described in Section 12(b)(i), then, in the event of the Participant’s Termination of Service (x) by the Company or the survivor or successor (or its parent) without Cause or (y) due to a Qualifying Termination, in each case, within the 24-month period immediately following the Change in Control, such Restricted Stock, RSUs and Other Stock-Based Awards shall fully vest \upon such Termination of Service.

(c)Upon a Change in Control, outstanding Performance Awards will be converted into time-based restricted stock, restricted stock units or a cash award having a value. The (i) number of Shares underlying any such time-based restricted stock or restricted stock unit awards and (ii) value of any such cash awards, as applicable, will be determined (x) based on actual performance of the applicable performance goals as of the date of such Change in Control if the Change in Control occurs more than halfway through the Performance Period and performance is measurable at such time (as determined in the discretion of the Committee) or (y) assuming the applicable performance goals were achieved at target, if the Change in Control occurs within the first half of the Performance Period or performance is not measurable at such time (as determined in the discretion of the Committee).  The restricted stock, restricted stock units or cash award (as applicable) shall vest and be settled in accordance with Section 12(b).

(d)For an Award to be validly continued or converted by the Company, survivor, or successor (or its parent) for purposes of this Section 12, the continued or converted award must: (i) provide the Participant with rights and entitlements substantially equivalent to or better than the rights and entitlements, applicable under the corresponding Award, including identical or better exercise or vesting schedules; (ii) have substantially equivalent value to the corresponding Award (determined in the discretion of the Committee at the time of the Change in Control); and (iii) if the corresponding Award is denominated in Shares, the continued or converted award must be denominated in equity securities that are traded on an established U.S. securities market, or an established securities market outside the United States upon which the Participants could readily trade such equity securities without administrative burdens or complexities (as determined by the Committee in its discretion).

(e)This Section 12(e) shall apply if a Participant would be entitled to amounts under the Plan which, together with any other payments or benefits to such Participant, would constitute a “parachute payment” as defined in Section 280G of the Code. Notwithstanding any provision of this Plan or any Award, payments in respect of any Award will be reduced (after first reducing any cash payment, excluding any cash payment with respect to the acceleration of any Award, that is otherwise payable to the Participant and exempt from Section 409A of the Code and then reducing any other payments or benefits otherwise payable to

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Appendix B

the Participant on a pro rata basis or in such other manner that complies with Section 409A of the Code) if and to the extent that such reduction would result in a greater “Net After-Tax Amount,” as hereinafter defined, than such Participant would be entitled to in the absence of such reduction. For purposes hereof, “Net After-Tax Amount” shall mean the net amount of all amounts to which such Participant is entitled that would or could constitute a “parachute payment,” after giving effect to all taxes applicable to such payments, including any tax under Section 4999 of the Code. The determination of whether and how any such payment reduction shall be effected shall be made by a nationally recognized accounting firm acceptable to the Participant and the Committee.

SECTION 13.Restrictive Covenants.

Except to the extent the provisions of any Award Agreement specifically provide to the contrary, by accepting an Award hereunder, the Participant agrees to abide by the following covenants. Each Participant further agrees, by acceptance of an Award, that the breach of any such covenant will entitle the Company to cancel the Award without consideration, recoup the Award, or recover any amount previously paid or benefit realized upon exercise or settlement thereof.

(a)At all times that any Award is outstanding, and for a period of 24 months after the Termination of Service, Participant shall not at any time, directly or indirectly, whether on behalf of himself or herself or any other person or entity (i) solicit any client or customer of the Company or any Affiliate with respect to a Competitive Activity; provided, however, that a subsidiary, division, segment, unit, etc., of the Participant’s subsequent employer(s) being in direct competition with the Company or any Affiliate shall not constitute a Competitive Activity so long as the Participant has no direct or indirect responsibility or involvement in such subsidiary, division, segment, unit, etc., or (ii) solicit or employ any employee of the Company or any Affiliate, or any person who was an employee of the Company or any Affiliate during the 60-day period immediately prior to the Participant’s Termination of Service, for the purpose or with the effect of causing such employee to terminate his or her employment with the Company or such Affiliate.

(b)Participant shall not disclose to anyone or make use of any trade secret or proprietary or confidential information of the Company or any of its Affiliates, including such trade secret or proprietary or confidential information of any customer or client or other entity to which the Company owes an obligation not to disclose such information, which he or she acquires during his or her employment with the Company and its Affiliates, including records kept in the ordinary course of business, except:

(i)as such disclosure or use may be required or appropriate in connection with his or her work as an employee of the Company; or

(ii)when required to do so by a court or other governmental authority with apparent jurisdiction to order him or her to divulge, disclose or make accessible such information; or

(iii)as to such confidential information that become generally known to the public or trade without his or her violation of this covenant;

(iv)to the Participant’s spouse, attorney, or his or her personal tax and financial advisors as reasonably necessary or appropriate to advance the Participant’s tax, financial and other personal planning (each an “Exempt Person”), provided, however, that any disclosure or use of any trade secret or proprietary or confidential information of the Company by an Exempt Person shall be deemed to be a breach of this Section 13(b) by the Participant.

Notwithstanding anything contained herein, (I) nothing in this Plan or any Award Agreement limits any Participant’s ability to communicate directly with and provide information, including documents, not otherwise protected from disclosure by any applicable law or privilege to the Securities and Exchange Commission (the “SEC”), the Financial Industry Regulatory Authority (“FINRA”) or any other federal, state or local governmental agency or commission (“Government Agency”) regarding possible legal violations, without disclosure to the Company, (II) the Company may not retaliate against any Participant for any of these foregoing activities, (III) nothing in this Plan or any Award Agreement requires any Participant to waive any monetary award or other payment that such Participant might become entitled to from the SEC, FINRA or any other Government Agency, and (IV) nothing in this Plan or any Award Agreement precludes any Participant from filing a charge of discrimination with the Equal Employment Opportunity Commission or a like charge or complaint with a state or local fair employment practice agency; provided, however, no Participant shall be entitled to receive a monetary award or any other form of personal relief from the Company in connection with any such charge or complaint that such Participant files or that is filed on such Participant’s behalf.

(c)Participant shall not make any statements or express any views that disparage the business reputation or goodwill of the Company or any of its Affiliates, investors, shareholders, officers, or employees.

Appendix B

(d)If a Participant violates or threatens to violate any provisions of this Section 13, the Company shall not have an adequate remedy at law. Accordingly, the Company shall be entitled to such equitable and injunctive relief, without the posting of a bond, as may be available to restrain the Participant and any business, firm, partnership, individual, corporation or entity participating in the breach or threatened breach from the violation of the provisions of this Section 13. Nothing in the Plan shall be construed as prohibiting the Company from pursuing any other remedies available at law or in equity for breach or threatened breach of this Section 13, including the recovery of damages. If the Company is successful in enforcing its rights under this provision, the affected Participant shall reimburse the Company for its legal fees and costs associated with such enforcement action.

SECTION 14.General Provisions Applicable to Awards.

(a)Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company.  Awards granted in addition to or in tandem with other Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments. Any such payment shall comply with Section 409A of the Code and any similar tax rules.

(d)Except as may specifically be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 14(e) and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative, provided, however, that the Committee shall not permit, and an Award Agreement shall not provide for, any outstanding Award to be transferred or transferable to a third party for value or consideration without the approval of shareholders. The provisions of this Section 14(d) shall not apply to any Award to the extent exercised or settled, as the case may be, and shall not preclude forfeiture, recoupment of recovery of an Award in accordance with the terms thereof.

(e)A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.

(f)All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities and other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)Notwithstanding anything to the contrary, except as provided in Section 5(d) or in connection with a Change in Control, the Committee shall not without the approval of the Company’s shareholders (i) reduce the exercise price per Share of an Option or SAR after it is granted or take any other action that would be treated as a repricing of such Award under the rules of the principal U.S. stock market on which the Company’s Shares are traded, or (ii) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value in exchange for cash or another Award.

(h)Despite any other provision of the Plan, the Committee shall have full authority to implement any policies and procedures necessary to comply with and otherwise to cause the Company’s compliance with Section 10D of the Exchange Act, Section 956 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, any rules promulgated under those statues and any other regulatory regimes. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising from such Awards) shall be subject to any clawback, recovery or recoupment

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arrangements or policies the Company has in place from time to time, and the Committee may, to the extent permitted by applicable law, stock market or exchange rules and regulations, accounting or tax rules and regulations, or any applicable Company policy or arrangement, and shall, to the extent required, cancel, recoup, recover or require reimbursement of any Awards granted to the Participant or any Shares issued or cash or other property received upon vesting, exercise or settlement of any such Awards or sale of Shares or other property underlying such Awards.  As used in the Plan, the term “vest” or “vested” means, with respect to an Award, the portion of the Award that is not subject to forfeiture after a Participant’s Termination of Service and does not mean or otherwise indicate that the Participant has an unconditional or nonforfeitable right to the Award (which will be subject to the terms and conditions of this Plan, including this Section 14(h), and of the Award).

SECTION 15.Amendments and Termination.

(a)Except to the extent prohibited by applicable law or otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time as the Board shall deem advisable; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval, if such approval is required by applicable law, or any other requirement or restriction imposed by applicable law, or the rules or regulations of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(d) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except (x) to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” recovery or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 14(h). Notwithstanding anything to the contrary in the Plan, the Committee may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax efficient manner and in compliance with local rules and regulations.

(b)The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(d) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except (x) to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations or (y) to impose any “clawback” or recoupment provisions on any Awards (including any amounts or benefits arising from such Awards) in accordance with Section 14(h).

(c)The Committee shall be authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of events (including the events described in Section 5(d)) affecting the Company, or the financial statements of the Company, or of changes in applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

SECTION 16.Miscellaneous.

(a)No employee, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of employees, Participants or holders or Beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. Any Award granted under the Plan shall be a one-time Award that does not constitute a promise of future grants.  The Company, in its sole discretion, maintains the right to make available future grants under the Plan.

(b)Nothing in the Plan nor the grant of an Award shall be construed as conferring upon any Participant the right to be retained in the employ of, or to continue to provide services to, the Company or any Affiliate.  Further, the Company or the applicable Affiliate may at any time dismiss a Participant (or demote a Participant or exclude a Participant from future Awards under the Plan), free from liability, or any claim under the Plan, unless otherwise expressly provided in the Plan, in the Award Agreement or by the Committee.

(c)Nothing contained in the Plan shall prevent the Board or the Company from adopting or continuing in effect other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

Appendix B

(d)The Company or an Affiliate shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. Share withholding from an Award will be at the minimum statutory rate or, if determined by the Committee in its discretion, at such other rate, to the extent withholding at such other rate would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.

(e)If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in whole or in part in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

(f)The Plan is intended to constitute an “unfunded” plan and neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(g)No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(h)Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Participants who are employed or providing services in the United States as may, in the judgment of the Committee, be necessary or desirable to recognize differences in local law or accounting or tax rule, regulation or policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company’s obligation with respect to tax equalization for Participants on assignments outside their home country.

(i)As used in the Plan, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation” and (ii) reference to the “Code” or any other law includes any successor provisions or amendments thereto.

SECTION 17.Effective Date of the Plan.  The Plan originally became effective as of March 3, 2014 and was first amended effective May 2, 2017. The Plan, as amended herein, is effective as of May 4, 2021 (“Effective Date”), subject to approval by the Company’s shareholders. Awards granted prior to the Effective Date shall remain subject to the terms of the Plan in effect prior to the Effective Date except that the definition of “Retirement” in the Plan as amended herein will apply if more favorable for a Participant.

SECTION 18.Term of the Plan.  No Award shall be granted under the Plan after the earliest to occur of (i) May 4, 2031, (ii) the date of exhaustion of Shares available for issuance under the Plan have been issued or (iii) the date of the termination of the Plan in accordance with Section 15(a) or otherwise. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and all other authority of the Committee or the Board in connection with the Plan, shall extend beyond such date.

SECTION 19.Regulatory Matters.

(a)With respect to Awards subject to Section 409A of the Code, the Plan and the applicable Award Agreements are intended to comply with the requirements of Section 409A of the Code, and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict. Notwithstanding

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anything in the Plan to the contrary, if the Board considers a Participant to be a “specified employee” under Section 409A of the Code at the time of such Participant’s “separation from service” (as defined in Section 409A of the Code), and any amount hereunder is “deferred compensation” subject to Section 409A of the Code, any distribution of such amount that otherwise would be made to such Participant with respect to an Award as a result of such “separation from service” shall not be made until the date that is six months after such “separation from service,” except to the extent that earlier distribution would not result in such Participant’s incurring interest or additional tax under Section 409A of the Code. If an Award includes a “series of installment payments” (within the meaning of Section 1.409A-2(b)(2)(iii) of the Treasury Regulations), the Participant’s right to such series of installment payments shall be treated as a right to a series of separate payments and not as a right to a single payment, and if an Award includes “dividend equivalents” (within the meaning of Section 1.409A- 3(e) of the Treasury Regulations), the Participant’s right to such dividend equivalents shall be treated separately from the right to other amounts under the Award. Notwithstanding the foregoing, the tax treatment of the benefits provided under the Plan or any Award Agreement is not warranted or guaranteed, and in no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by any Participant on account of non-compliance with Section 409A of the Code.

(b)Awards hereunder may be subject to the requirements of any federal, State or other statute, regulation or other law that may govern executive compensation and apply to the Company. Notwithstanding any provision of Section 15 to the contrary, the Company shall have the right to change this Plan or any Award, or interpret their respective provisions, so as to comply with such requirements.

SECTION 20.Data Privacy.  By participating in the Plan, the Participant consents to the holding and processing of personal information provided by or for the Participant, any holder or any Beneficiary to the Company or any Affiliate, trustee or third-party service provider, for all purposes relating to the operation of the Plan. These include, but are not limited to:

(i)administering and maintaining Participant, holder or Beneficiary records;

(ii)providing information to the Company, Affiliates, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(iii)providing information to future purchasers or merger partners of the Company or any Affiliate, or the business in which the Participant works; and

(iv)transferring information about the Participant, holder or Beneficiary to any country or territory that may not provide the same protection for the information as the Participant’s, holder’s or Beneficiary’s home country.

SECTION 21.Governing Law.  The Plan, each Award Agreement and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

Appendix C

ALLY FINANCIAL INC.
NON-EMPLOYEE DIRECTORS EQUITY COMPENSATION PLAN

(amended and restated effective as of May 4, 2021)

Section 1.Purpose.  The purpose of the Ally Financial Inc. Non-Employee Directors Equity Compensation Plan (the “Plan”) is to attract and retain the services of experienced non-employee directors of Ally Financial Inc. (the “Company”) by providing them with equity-based compensation for their services, thereby furthering the best interests of the Company and its shareholders.

Section 2.Definitions.  As used in the Plan, the following terms shall have the meanings set forth below:

(a)“Annual Award” means an Award granted annually, pursuant to the Director Compensation Practices.

(b)“Annual Meeting” means a regular annual meeting of the shareholders of the Company scheduled by the Company.

(c)“Award” means any Option, DSU or Other Stock-Based Award granted under the Plan.

(d)“Award Agreement” means any agreement, contract or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

(e)“Beneficiary” means a person entitled to receive payments or other benefits or exercise rights that are available under the Plan in the event of a Participant’s death. If no such person is named by a Participant, or if no Beneficiary designated by a Participant is eligible to receive payments or other benefits or exercise rights that are available under the Plan at a Participant’s death, such Participant’s Beneficiary shall be such Participant’s estate.

(f)“Board” means the board of directors of the Company.

(g)“Change in Control” has the meaning set forth in the Ally Financial Inc. Incentive Compensation Plan, as amended and restated from time to time, or any successor plan thereof.

(h)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations and guidance thereunder.

(i)“Committee” means the Compensation, Nominating and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.

(j)“Director” means a member of the Board who is not an employee of the Company or any subsidiary thereof.

(k)“Director Compensation Practices” means the director compensation practices determined by the Committee and approved by the Board, as in effect from time to time.

(l)“Disability” means a physical or mental illness or condition rendering an individual unable to effectively serve as Director, as determined by the Committee.

(m)“DSU” means a contractual right granted under the Plan that is denominated in Shares. Each DSU represents a right to receive the value of one Share on the terms and conditions set forth in the Plan and the applicable Award Agreement. Awards of DSUs may include the right to receive dividend equivalents.

(n)“Fair Market Value” means, with respect to a Share or any other property, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

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(o)“Initial Award” means an Award granted upon a Director’s commencement of service on the Board, pursuant to the Director Compensation Practices.

(p)“Option” means an option granted under the Plan to purchase Shares on the terms and conditions set forth in the Plan and the applicable Award Agreement.

(q)“Other Stock-Based Awards” means an Award granted in accordance with the provisions of Section 8.

(r)“Participant” means the recipient of an Award granted under the Plan.

(s)“Shares” means shares of the Company’s common stock.

Section 3.Eligibility.  Each Director shall be eligible to receive Awards under the Plan.

Section 4.Administration.

(a)The Plan shall be administered by the Committee.

(b)Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards; (iv) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other Awards, other property, net settlement, or any combination thereof, or canceled, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended; (v) determine whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vi) determine the other terms and conditions of any Award; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and procedures as it shall deem appropriate for the proper administration of the Plan; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) appoint such agents, trustees, brokers, depositories and advisors and determine such terms of their engagement as it shall deem appropriate for the proper administration of the Plan and due compliance with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)All decisions of the Committee shall be final, conclusive and binding upon all parties or entities, including the Company, its shareholders and Participants and any Beneficiaries thereof.

Section 5.Shares Available for Awards and Annual Award Limit.

(a)Subject to adjustment as provided in Section 5(c), the maximum number of Shares available for issuance for Awards granted on or after the Effective Date (as defined in Section 16) shall not exceed 909,722 Shares.  The maximum number of Shares subject to Awards granted during a single fiscal year to any Director, taken together with any cash fees paid during the fiscal year to the Director in respect of the Director’s service as a member of the Board (including service as a member or chair of any regular committees of the Board) shall not exceed $750,000 in total value (with the value of any such Awards determined based on the grant date value of the Awards for financial reporting purposes).  The Committee may make exceptions to this limit for a non-executive chair of the Board or, in extraordinary circumstances, for other individual Directors, as the Committee may determine in its discretion, provided that the Director receiving such additional compensation may not participate in the decision to award such compensation.

(b)If any Award is forfeited, expires, terminates, or otherwise lapses without the delivery of Shares, then the Shares covered by such forfeited, expired, terminated, or lapsed Award, excluding (i) any Shares surrendered or withheld in payment of any grant, purchase or exercise price of an Award and (ii) any Shares subject to an Award to the extent that the Award is settled for cash or other property, shall again be, or shall become, available for issuance under the Plan.

(c)In the event that the Committee determines that, as a result of any special or extraordinary dividend or distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, separation, rights offering, split-up, spin-off or other sale of one or more entities or assets, combination,

Appendix C

repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, issuance of Shares pursuant to the anti-dilution provisions of securities of the Company, or other similar corporate transaction or event affecting the Shares, or as a result of changes in applicable law, stock market or exchange rules or accounting or tax rules, an adjustment is necessary or appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, subject to compliance with Section 409A of the Code and other applicable law, adjust equitably so as to ensure no undue enrichment or harm (including by payment of cash), any or all of:

(i)the number and type of Shares (or other securities) or the amount of cash or other property which thereafter may be made the subject of Awards, including the limits specified in Section 5(a);

(ii)the number and type of Shares (or other securities) or the amount of cash or other property subject to outstanding Awards; and

(iii)the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award;

provided, however, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(d)Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or Shares acquired by the Company.

Section 6.DSUs.  The Committee is authorized to grant DSUs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

(a)DSUs shall be subject to no restrictions or such restrictions as the Committee may impose (including any limitation on the right to receive any dividend equivalent or other right), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Without limiting the generality of the foregoing, if a DSU Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of a dividend equivalent to the Participant prior to the time at which such Award, or applicable portion thereof, becomes vested.

(b)Unless otherwise specifically provided in an Award Agreement, no DSU Award shall be settled and no Shares shall be delivered in respect thereof prior to the Participant’s termination of service.

(c)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, in which payment of the amount owing upon settlement of any DSU Award may be made or satisfied.

Section 7.Options.  The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a)The exercise price per Share under an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

(b)The term of each Option shall be fixed by the Committee but shall not exceed 10 years from the date of grant of such Option.  If an Option would expire when trading in Shares is prohibited by law or the Company’s insider trading policy, the term shall extend to 30 days subsequent to the termination of the prohibition.

(c)The Committee shall determine the time or times at which an Option may be exercised in whole or in part.

(d)The Committee shall determine the method or methods by which, and the form or forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect thereto may be made or satisfied.

(e)No grant of Options may be accompanied by a tandem award of dividend equivalents or provide for dividends, dividend equivalents or other distributions to be paid on such Options.

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Appendix C

Section 8.Other Stock-Based Awards.  The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares or factors that may influence the value of Shares, including convertible or exchangeable debt securities, other rights convertible or exchangeable into Shares, purchase rights for Shares, Awards with value and payment contingent upon performance of the Company or Business Units or any other factors designated by the Committee.  The Committee shall determine the terms and conditions of such Awards.  Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 8 shall be purchased for such consideration and paid for at such times, by such methods and in such forms, including cash, Shares, other Awards, other property, net settlement, or any combination thereof, as the Committee shall determine, provided that the purchase price therefor shall not be less than the Fair Market Value of such Shares on the date of grant of such right.  Without limiting the generality of the foregoing, if the Award relates to Shares on which dividends are declared during the period that the Award is outstanding, the Award shall not provide for the payment of such dividend (or a dividend equivalent) to the Participant prior to the time at which such Award, or applicable portion thereof, becomes vested.

Section 9.Initial Award.  Each new Director who is elected or appointed to the Board for the first time following the first Board meeting on or after the Effective Date (as defined in Section 16)  may be granted a one-time Award of DSUs, Options and/or Other Stock-Based Awards covering a number of Shares and bearing such terms as determined by the Committee and approved by the Board from time to time pursuant to the Company’s Director Compensation Practices.

Section 10.Retainer Awards.

(a)Each Director who continues to serve as a Director as of the date of each Annual Meeting may be granted an Annual Award of DSUs, Options and/or Other Stock-Based Awards covering a number of Shares and bearing such terms as determined pursuant to the Director Compensation Practices.

(b)In the event that a Director joins the Board following the grant date of an Annual Award but prior to the grant date of the subsequent Annual Award, such Director may be granted a prorated Annual Award as determined pursuant to the Director Compensation Practices.

Section 11.Effect of Termination of Service on Awards.  Except as may otherwise specifically be provided in an Award Agreement, Awards granted hereunder shall be subject to the following provisions in the event a Participant’s service is terminated while such Award is outstanding and prior to the settlement thereof.

(a)If a Participant’s service terminates due to death or Disability, any unvested Awards shall vest on the date of such termination of service.

(b)If a Participant’s service terminates for reasons other than death or Disability, any unvested Awards shall be forfeited on the date of such termination of service.

(c)Subject to any permitted deferral election that may apply under any other plan or arrangement of the Company, (i) any vested Options shall remain exercisable until the earlier of (A) the expiration of such Options or (B) the first anniversary of the date of termination of service and (ii) any vested Awards (other than Options) shall be settled within 75 days of the date of termination of service; provided that if such 75-day period spans more than one calendar year, such award shall be settled in the second of such calendar years.

Section 12.Effect of Change in Control on Awards.  In the event of (a) a Change in Control and (b) the Participant’s cessation of service as a Director in connection with the Change in Control or the Participant’s removal from the Board or resignation from service as a Director at the request of the Board following the Change in Control, unless otherwise specifically provided in an Award Agreement, all outstanding unvested Awards shall become fully exercisable, shall vest and shall be settled, as applicable, and any restrictions applicable to any Award shall automatically lapse.

Section 13.General Provisions Applicable to Awards.

(a)Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

(b)Awards may, in the discretion of the Committee, be granted either alone or in addition to or in tandem with any other Award or any award granted under any other plan of the Company. Awards granted in addition to or in tandem with other

Appendix C

Awards, or in addition to or in tandem with awards granted under any other plan of the Company, may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(c)Subject to the terms of the Plan, payments or transfers to be made by the Company upon the grant, exercise or settlement of an Award may be made in the form of cash, Shares, other Awards, other property, net settlement, or any combination thereof, as determined by the Committee in its discretion, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents in respect of installment or deferred payments. Any such payment shall comply with Section 409A of the Code and any similar tax rules.

(d)Except as may specifically be permitted by the Committee or as specifically provided in an Award Agreement, (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or pursuant to Section 13(e), and (ii) during a Participant’s lifetime, each Award, and each right under any Award, shall be exercisable only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative; provided, however, that the Committee shall not permit, and an Award Agreement shall not provide for, any outstanding Award to be transferred or transferable to a third party for value or consideration without the approval of shareholders. The provisions of this Section 13(d) shall not apply to any Award to the extent exercised or settled, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

(e)A Participant may designate a Beneficiary or change a previous Beneficiary designation at such times prescribed by the Committee by using forms and following procedures approved or accepted by the Committee for that purpose.

(f)All certificates for Shares and/or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock market or exchange upon which such Shares or other securities are then quoted, traded or listed, and any applicable securities and other laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(g)Notwithstanding anything to the contrary, except as provided in Section 5(c) or in connection with a Change in Control, the Committee shall not without the approval of the Company’s shareholders (i) reduce the exercise price per Share of an Option after it is granted or take any other action that would be treated as a repricing of such Award under the rules of the principal U.S. stock market on which the Company’s Shares are traded, or (ii) cancel an Option when the exercise price per Share exceeds the Fair Market Value in exchange for cash or another Award.

Section 14.Amendments and Termination.

(a)Except to the extent prohibited by applicable law or otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue or terminate the Plan or any portion thereof at any time as the Board shall deem advisable; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without (i) shareholder approval if such approval is required by applicable law, or any other requirement or restriction imposed by applicable law, or the rules or regulations of the stock market or exchange, if any, on which the Shares are principally quoted or traded or (ii) subject to Section 5(c) and Section 12, the consent of the affected Participant, if such action would materially adversely affect the rights of such Participant under any outstanding Award, except to the extent any such amendment, alteration, suspension, discontinuance or termination is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations. Notwithstanding anything to the contrary in the Plan, the Board may amend the Plan in such manner as may be necessary to enable the Plan to achieve its stated purposes in any jurisdiction in a tax-efficient manner and in compliance with local rules and regulations.

(b)The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate any Award theretofore granted, prospectively or retroactively, without the consent of any relevant Participant or holder or Beneficiary of an Award; provided, however, that, subject to Section 5(c) and Section 12, no such action shall materially adversely affect the rights of any affected Participant or holder or Beneficiary under any Award theretofore granted under the Plan, except to the extent any such action is made to cause the Plan to comply with applicable law, stock market or exchange rules and regulations or accounting or tax rules and regulations; provided further that the Committee’s authority under this Section 14(b) is limited by the provisions of Section 14(a).

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Appendix C

Section 15.Miscellaneous.

(a)The grant of an Award shall not be construed as conferring upon any Participant the right to be retained in the service of the Board or the Company. The receipt of any Award under the Plan is not intended to confer any rights on the receiving Participant except as set forth in the Plan or the applicable Award Agreement.

(b)Nothing contained in the Plan shall prevent the Board or the Company from adopting or continuing in effect other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

(c)The Company shall be authorized to withhold from any Award granted or any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other Awards, other property, net settlement, or any combination thereof) of applicable withholding taxes due in respect of an Award, its exercise or settlement or any payment or transfer under such Award or under the Plan and to take such other action (including providing for elective payment of such amounts in cash or Shares by the Participant) as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.  Any share withholding from an Award may be at the minimum statutory rate or, if determined by the Committee in its discretion, at such other rate, to the extent withholding at such other rate would not result in liability classification of such Award (or any portion thereof) pursuant to FASB ASC Subtopic 718-10.

(d)If any provision of the Plan or any Award Agreement is or becomes or is deemed to be invalid, illegal or unenforceable in whole or in part in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award Agreement, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award Agreement shall remain in full force and effect.

(e)The Plan is intended to constitute an “unfunded” plan and neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(f)No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(g)As used in the Plan, (i) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words “without limitation”, and (ii) reference to the “Code” or any other law includes any successor provisions or amendments thereto.

Section 16.Effective Date of the Plan.  The Plan originally became effective as of April 9, 2014 and first amended effective as of May 2, 2017.  The Plan, as amended herein, is effective as of May 4, 2021 (“Effective Date”), subject to approval by the Company’s shareholders.  Awards granted prior to the Effective Date shall remain subject to the terms of the Plan in effect prior to the Effective Date.

Section 17.Term of the Plan.  No Award shall be granted under the Plan after the earliest to occur of (i) the date of exhaustion of Shares available for issuance under the Plan or (ii) the date of the termination of the Plan in accordance with Section 14(a) or otherwise. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award, or to waive any conditions or rights under any such Award, and all other authority of the Committee or the Board in connection with the Plan, shall extend beyond such date.

Section 18.Section 409A of the Code.  With respect to Awards subject to Section 409A of the Code, the Plan and the applicable Award Agreements are intended to comply with the requirements of Section 409A of the Code and the provisions of the Plan and any Award Agreement shall be interpreted in a manner that satisfies the requirements of Section 409A of the Code, and the Plan shall be operated accordingly. If any provision of the Plan or any term or condition of any Award would otherwise

Appendix C

frustrate or conflict with this intent, the provision, term or condition shall be interpreted and deemed amended so as to avoid this conflict.

Section 19.Governing Law.  The Plan, each Award Agreement and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof.

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Appendix D

ALLY FINANCIAL INC.

EMPLOYEE STOCK PURCHASE PLAN

(amended and restated effective as of May 4, 2021)

1.Purpose.  The purpose of the Plan is to provide employees of the Company, its Designated Subsidiaries, and Designated Affiliates with an opportunity to purchase Shares.  The Plan’s terms are defined in Section 2 below.  The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code.  Accordingly, the Plan will be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. The Plan was originally effective as of April 10, 2014, and is hereby amended and restated, effective as of the Effective Date (as defined below).  Any Offering Period hereunder that commenced prior to the Effective Date shall be governed by the terms and conditions of the Plan as in effect prior to the Effective Date.

2.Definitions.

(a)“Affiliate” means (i) any entity that owns or controls, is owned or controlled by, or is under common control with, the Company and (ii) any entity in which the Company, directly or indirectly, has a significant equity interest; in each case as determined by the Committee.

(b)“Board” means the Board of Directors of the Company.

(c)“Change in Control” means the occurrence of any one or more of the following events:

(i)

any “person” (as defined in Section 13(d) of the Exchange Act), other than an employee benefit plan or trust maintained by the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 30% of the combined voting power of the Company’s outstanding securities entitled to vote generally in the election of directors;

(ii)

at any time during a period of 30 consecutive months, individuals who at the beginning of such period constituted the Board and any new member of the Board whose election or nomination for election was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was so approved (the “Incumbent Directors”), cease for any reason to constitute a majority of members of the Board; provided that, notwithstanding the foregoing, no such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 or Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of an individual, corporation, partnership, group, associate or other entity or “person” other than the Board shall in any event be considered to be an Incumbent Director; or

(iii)

the consummation of (A) a merger, consolidation, or reorganization of the Company or any of its subsidiaries with any other corporation or entity, unless immediately following the merger, consolidation, or reorganization (x) the voting securities of the Company outstanding immediately prior to such merger, consolidation, or reorganization continue to represent, either by remaining outstanding or being converted into voting securities of the surviving entity or, if applicable, the ultimate parent thereof (as applicable, the “Ultimate Entity”), at least a majority of the combined voting power and total fair market value of the securities of the Ultimate Entity and (y) the Incumbent Directors in office immediately prior to such merger, consolidation, or reorganization continue to represent at least 50% of the

D-1

Appendix D

board of directors of Ultimate Entity, (B) any sale, lease, exchange or other transfer to any “person” (other than an affiliate of the Company) of assets of the Company and/or any of its subsidiaries, in one transaction or a series of related transactions, having a total gross fair market value that is greater than 50% of the total gross fair market value of the Company and its subsidiaries immediately prior to such transaction(s) or (C) the liquidation or dissolution of the Company.

(d)“Code” means the Internal Revenue Code of 1986, as amended from time to time, and the rules, regulations, and guidance thereunder.

(e)“Committee” means the Compensation, Nominating, and Governance Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if no committee is designated, the Board.

(f)“Company” means Ally Financial Inc., a Delaware corporation.

(g)“Compensation” means base pay, whether paid in cash, salary stock, or deferred cash, including regular base salary, overtime pay, regularly paid wage premiums (such as evening or shift premiums), and commissions, but excluding income from stock options or equity compensation awards, bonuses, and other compensation that is not part of base pay, unless otherwise determined by the Committee.  For Participants outside the U.S., Compensation also includes 13th/14th month payments or similar concepts under applicable local law and such other wage components as determined by the Committee.  The Committee may not delegate its responsibility regarding the meaning of “Compensation”.

(h)“Designated Affiliate” means any Affiliate selected by the Committee as eligible to participate in the Plan.  The Committee may not delegate this responsibility.

(i)“Designated Subsidiary” means any Subsidiary selected by the Committee as eligible to participate in the Plan.  The Committee may not delegate this responsibility.

(j)“Director” means a member of the Board.

(k)“Effective Date” means the date the Plan becomes effective in accordance with Section 24.

(l)“Eligible Employee” means any individual who is treated as an active employee in the records of the Company or any Designated Subsidiary, as applicable, in each case regardless of any subsequent reclassification by the Company, any Designated Subsidiary any governmental agency, or any court; provided, however, in all cases, only after the first month following the completion of at least 30 days of service as an active employee of the Company, or Designated Subsidiary.

(i)

The Company may, prior to a particular Offering Date for a particular Offering and for all purchase rights to be granted on such Offering Date under such Offering, determine that the definition of Eligible Employee will or will not include an individual if such individual customarily works not more than twenty (20) hours per week or not more than five (5) months in any calendar year (or, in each case, such lesser period of time as the Company may determine); provided, however that any such exclusion is applied with respect to each Offering in a uniform manner to all similarly-situated employees who otherwise would be Eligible Employees for that Offering.

(ii)

For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on military or sick leave or other bona fide leave of absence approved by the Company or the Designated Subsidiary so long as the leave does not exceed three (3) months or if longer than three (3) months, the individual’s right to reemployment is provided by statute or has been agreed to by contract or in a written policy of the Company or the Designated Subsidiary which provides for a right of reemployment following the leave of absence.

(iii)	The employment relationship will be treated as continuing intact where an Eligible Employee transfers employment between the Company and Designated Subsidiaries

Appendix D

(m)“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the rule, regulations and guidance thereunder.  Any reference to a provision in the Exchange Act shall include any successor provision thereto.

(n)“Fair Market Value” means, with respect to the Shares, as of any date, determined as follows:

(i)

the closing per-share sales price of the Shares (A) as reported by the NYSE composite tape for such date or (B) if the Shares are no longer listed on the NYSE but are listed on any other national stock exchange or national market system, as reported on the stock exchange composite tape for securities traded on such exchange for such date, or, with respect to each of clauses (A) and (B), if there were no sales on such date, on the closest preceding date on which there were sales of Shares; or

(ii)

in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Company upon the reasonable application of a reasonable valuation method.

(o)“NYSE” means the New York Stock Exchange or any successor thereto.

(p)“Offering” means an offer under the Plan of a purchase right that may be exercised during an Offering Period as further described in Section 2(r). For purposes of this Plan, the Company may designate separate Offerings under the Plan (the terms of which need not be identical) in which Eligible Employees, or subsets thereof, will participate, even if the dates of the applicable Offering Periods of each such Offering are identical.

(q)“Offering Date” means the first Trading Day of each Offering Period.

(r)“Offering Period” means a period of six months during which a purchase right granted pursuant to the Plan may be offered, or such different period for the offer of the purchase right as may be established by the Committee The first Offering Period under this Plan, as hereby amended and restated, shall commence on May 16 of the year in which the Effective Date occurs.   In no event may an Offering Period exceed 27 months.  The duration and timing of Offering Periods may be changed pursuant to Section 4.

(s)“Parent” means a “parent corporation” of the Company whether now or in the future as defined in Section 424(e) of the Code.

(t)“Participant” means any Eligible Employee who participates in the Plan as described in Section 5.

(u)“Participation Election” means any written agreement(s), form(s), contract(s), or other instrument(s) or document(s) (in each case in paper or electronic form) established by and satisfactory to the Company evidencing that an Eligible Employee has elected to become a Participant in the Plan, which may, but need not necessarily, require execution by a Participant.

(v)“Plan” means the Ally Financial Inc. Employee Stock Purchase Plan (as amended and restated, effective as of the Effective Date).

(w)“Purchase Date” means the last Trading Day of each Offering Period.

(x)“Purchase Price” means a per-Share amount to be paid by a Participant to purchase a Share on any Purchase Date.  Such Purchase Price will be no less than the lower of (i) eighty-five percent (85%) of the Fair Market Value of a Share on the Offering Date for the relevant Offering Period or (ii) eighty-five percent (85%) of the Fair Market Value of a Share on the Purchase Date for the relevant Offering Period.  Such Purchase Price may be established by the Committee by any manner or method the Committee determines and subject to compliance with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule.

(y)“Share” means a share of common stock of the Company or such other security of the Company (i) into which such share will be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction, or (ii) as may be determined by the Company.

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Appendix D

(z)“Subsidiary” means a “subsidiary corporation” of the Company whether now or in the future existing, as defined in Section 424(f) of the Code.

(aa)“Trading Day” means a day on which the NYSE or, if the Shares are no longer listed on the NYSE, but are listed on any other national stock exchange or national market system, a day on which such other national stock exchange or national market system on which the Shares are listed is open for trading.

3.Eligibility.

(a)Any Eligible Employee on a given enrollment date for an applicable Offering Period (the “Enrollment Date”) will be eligible to participate in the Plan, subject to the requirements of Section 5.

(b)Subject to the foregoing, any Eligible Employee on a given Offering Date is eligible to participate in the Plan; provided, however, that employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering if participation is prohibited under applicable local law or if complying with applicable local laws would cause the Plan or an Offering to violate Section 423 of the Code.  Further, notwithstanding any provisions of the Plan to the contrary, no Eligible Employee may be granted a purchase right under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding purchase rights to purchase capital stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase capital stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate that exceeds Twenty-Five Thousand Dollars (US$25,000) worth of such stock (determined at the fair market value of the shares of such stock at the time such purchase right is granted) for each calendar year in which such purchase right is both outstanding and exercisable.

4.Offering Periods.  The Plan will be implemented by consecutive Offering Periods with a new Offering Period commencing approximately every six months, as determined by the Committee.  Within the limitations set forth in Section 2(r), the Committee will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.  The Committee may not delegate this responsibility.

5.Participation. An Eligible Employee may participate in the Plan in Offering Periods pursuant to Section 3(a) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the designated plan administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing payroll deductions in the form provided by the designated plan administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the designated plan administrator.

6.Payroll Deductions or Contributions.

(a) At the time a Participant completes any Participation Election, he or she may elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% of the Compensation that he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on a Purchase Date, a Participant will have the payroll deductions made on such day applied to his or her account under the new Offering Period, unless otherwise provided by the Company and subject to withdrawal by the Participant as provided in Section 10.  The Company may permit Eligible Employees participating in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means to comply with non-U.S. requirements; provided, however, that such contributions do not exceed 10% of the Compensation received each pay day, during the Offering Period.  If elected by the Participant, enrollment in the Plan remains in effect for successive Offering Periods unless terminated as provided in Section 10.

(b)Payroll deductions or contributions, as applicable, for a Participant will commence on the first day of the full pay period on or following the Offering Date and end on the last pay day as determined by the Company in the Offering Period to which such authorization is applicable (subject to subsection 6(a)), unless sooner terminated by the Participant as provided in Section 10.

(c)Any payroll deductions or contributions made by a Participant will be in whole percentages only.

(d)A Participant may discontinue his or her participation in the Plan as provided in Section 10 by completing any forms and following any procedures for withdrawal from the Plan as may be established by the Company.  However, except

Appendix D

to the extent necessary to comply with Section 423(b)(8) of the Code as described in Section 3, a Participant’s payroll deductions or contributions may not be increased or decreased during an Offering Period.

(e)At the time that Shares are purchased under the Plan, if applicable or at the time some or all of the Shares issued under the Plan are disposed of, the Participant must make adequate provision for the Company’s, its Subsidiary’s, or its Affiliate’s federal, state, or any other tax liability payable to any authority, national insurance, social security, payment-on-account or other tax obligations, if any, which arise as a result of participation in the Plan, including any liability of the Participant to pay an employer tax or social insurance contribution obligation which liability has been shifted to the Participant as a matter of law or contract.  At any time, the Company, Subsidiary, or Affiliate, as applicable, may, but is not be obligated to, withhold from the Participant’s Compensation the amount necessary for the Company, Subsidiary, or Affiliate, as applicable, to meet applicable withholding obligations, including any withholding required to make available to the Company, its Subsidiary, or Affiliate, as applicable, any tax deductions or benefits attributable to sale or early disposition of Shares by the Eligible Employee.  In addition, the Company, its Subsidiary, or Affiliate, as applicable, may withhold from the proceeds of the sale of Shares (i) a sufficient whole number of Shares otherwise issuable following purchase having an aggregate fair market value to pay applicable withholding obligations or (ii) by any other means set forth in the applicable Participation Election.  Where necessary to avoid negative accounting treatment, the Company, its Subsidiary, or Affiliate will withhold taxes at the applicable statutory minimum withholding rates.

7.Grant of Purchase Right.  On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted a right to purchase on the Purchase Date for such Offering Period (at the applicable Purchase Price) up to a number of Shares determined by dividing such Eligible Employee’s payroll deductions or contributions accumulated prior to such Purchase Date by the applicable Purchase Price.  The Committee may, for Offering Periods, increase or decrease the maximum number of Shares that an Eligible Employee may purchase during each Offering Period.  The Committee may not delegate this responsibility.  The purchase of Shares pursuant to the purchase right will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10.  Each purchase right expires on the last day of the Offering Period.

8.Purchase of Shares.

(a) Unless a Participant withdraws from the Plan as provided in Section 10, on or before the Purchase Date, the maximum number of Shares as may be purchased with the accumulated payroll deductions or contributions in the Participant’s account will be purchased for such Participant at the applicable Purchase Price, subject to the limitations in Section 8(b).  Fractional shares may not be purchased and in such event, any payroll deductions or contributions accumulated in a Participant’s account which are not sufficient to purchase a full Share will, at the discretion of the Company, be returned to the Participant or be retained in the Participant’s account for the subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10.  During a Participant’s lifetime, Shares may be purchased pursuant to the Participant’s purchase right only by the Participant.

(b)Notwithstanding Section 7, a Participant in the Plan is permitted to purchase shares under all employee stock purchase plans of the Company and its subsidiaries at a rate that does not exceed $25,000 in Fair Market Value (determined at time the purchase right is granted) for each calendar year in which any stock purchase right is both outstanding and exercisable.

(c)If the Company determines that, on a given Purchase Date, the number of Shares with respect to which purchase rights are to be exercised may exceed (i) the number of Shares that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of Shares available for sale under the Plan on such Purchase Date, the Company may make a pro-rata allocation of the Shares available for purchase on such Purchase Date in as uniform a manner as practicable to be equitable among all Participants exercising purchase rights on such Purchase Date.  The Company may make a pro-rata allocation of the Shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9.Delivery.  By enrolling in the Plan, each Participant is deemed to have authorized the establishment of a brokerage account on his or her behalf at a securities brokerage firm selected by the Company.  As soon as reasonably practicable after each Purchase Date on which a purchase of Shares occurs, the Company will arrange for the delivery to each Participant of the Shares purchased upon exercise of his or her purchase right to the Participant’s brokerage or Plan share account in a form determined by the Company.  Notwithstanding any other provision of the Plan, unless otherwise determined by the Company or

D-5

Appendix D

required by any applicable law, rule or regulation, the Company will not deliver to any Participant certificates evidencing Shares issued in connection with any purchase under the Plan, and instead such Shares will be recorded in the books of the brokerage firm selected by the Company, its transfer agent, or such other outside entity which is not a brokerage firm.

10.Withdrawal.

(a)A Participant may decide not to purchase Shares on or before a given Purchase Date and opt to withdraw all, but not less than all, the payroll deductions or contributions credited to his or her account and not yet used to purchase Shares under the Plan by giving notice in a form or manner and time prescribed by the Company prior to each Purchase Date.  All of the Participant’s payroll deductions or contributions credited to his or her account will (i) be retained in Participant’s account and used to purchase Shares at the next Purchase Date or (ii) be paid to such Participant as soon as reasonably practicable after receipt of notice of withdrawal and such Participant’s purchase right for the Offering Period will be terminated automatically, and no further payroll deductions or contributions for the purchase of Shares shall be made for such Offering Period.  If a Participant withdraws from an Offering Period, payroll deductions or contributions will not resume at the beginning of the succeeding Offering Period unless he or she completes the process to re-enroll in the Plan.

(b)A Participant’s withdrawal from an Offering Period will have no effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offerings which commence after the termination of the Offering Period from which he or she has withdrawn.

11.No Right to Employment.  Participation in the Plan may not be construed as giving a Participant the right to be retained as an employee of the Company, Subsidiary, or Affiliate, as applicable.

12.Termination of Employment.  Unless otherwise determined by the Company, upon a Participant’s employment termination for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions or contributions credited to such Participant’s account during the Offering Period but not yet used to purchase Shares under the Plan will be returned to such Participant or, in the case of his or her death, to the person(s) entitled under Section 17, and such Participant’s purchase right will be terminated automatically.

13.Interest.  No interest will accrue on the contributions of a Participant in the Plan, except as may be required by applicable law or as determined by the Company.  If interest is required to accrue by the laws of a particular jurisdiction, such interest will apply to all Participants in the relevant Offering except to the extent exclusion is permitted by U.S. Treasury Regulation Section 1.423-2(f).

14.Shares Available for Purchase under the Plan.

(a)Basic Limitation.  Subject to adjustment pursuant to Section 15, the Shares that may be sold under the Plan following the Effective Date will not exceed 7,402,525 Shares.  For avoidance of doubt, the limitation set forth in this section may be used to satisfy purchases of Shares under the Plan.

(b)Rights as an Unsecured Creditor.  Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly-authorized transfer agent of or broker selected by the Company), a Participant will only have the rights of an unsecured creditor with respect to such Shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such Shares.

(c)Sources of Shares Deliverable at Purchase.  Any Shares issued after purchase may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

15.	Adjustments for Changes in Capitalization and Similar Events.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the maximum number of Shares that may be made available for sale under the Plan,  over a calendar year under the $25,000 limitation (pursuant to Section 8(b)), and the per Share price used to determine the Purchase Price will be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from any nonreciprocal transaction between the Company and its stockholders (such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend) that affects the Shares (or other securities of the Company) or the price of Shares (or other securities) and causes a change in the per share value of the Shares underlying outstanding purchase rights.  Such adjustment will be made by the Committee, whose determination in that respect is final, binding and conclusive.  The Committee may not

Appendix D

delegate its authority to make adjustments pursuant to this paragraph.  Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class will affect, and no adjustment by reason thereof may be made with respect to, the number or price of Shares subject to a purchase right.

(b)Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will be shortened by setting a new Purchase Date (the “New Purchase Date”), and terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Company.  The New Purchase Date will occur before the date of the Company’s proposed dissolution or liquidation.  The Company will notify each Participant in writing, at least ten (10) U.S. business days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares will be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.

(c)Change in Control.  In the event of a Change in Control, the Offering Period then in progress will be shortened by setting a New Purchase Date and will end on the New Purchase Date.  The New Purchase Date will be before the date of the Company’s proposed merger or Change in Control.  The Company will notify each Participant in writing, at least ten (10) U.S. business days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that Shares will be purchased automatically for the Participant on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10.  The Committee may provide for an alternative process in regard to any Offering Period in progress at the time of the Change in Control that provides Participants with the economic equivalent (as determined by the Committee in its sole discretion) of the benefits contemplated in this Section 15(c), which alternative process may include terminating any open Offering Period that is in effect prior to a Change in Control and refunding any Participant contributions for such Offering Period (without interest).

16.Administration.

(a)Authority of the Committee.  Subject to the terms of the Plan and applicable law, the Committee has the discretionary authority on behalf of the Company to:

(i)	interpret, construe, apply, and make final determinations (including fact finding) regarding the Plan;
(ii)	resolve any and all disputes and questions that may arise under the Plan;
(iii)	adopt rules of procedure, administrative guidelines, and take such other actions as may be necessary to implement and consistent with the terms of the Plan;
(iv)	construe, interpret, reconcile any inconsistency in, correct any default in, and supply any omission in the Plan;
(v)	apply the terms of the Plan and any Participation Election or other instrument or agreement relating to the Plan;
(vi)	determine eligibility under the Plan;
(vii)	determine the terms and conditions of any purchase right to purchase Shares under the Plan;
(viii)	establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for the proper administration of the Plan;
(ix)	amend an outstanding purchase right or grant a replacement purchase right for a purchase right previously granted under the Plan if, in the Committee’s discretion, it determines that:

(A) the tax consequences of such purchase right to the Company or the Participant differ from those consequences that were expected to occur on the date the purchase right was granted; or

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Appendix D

(B) clarifications or interpretations of, or changes to, tax law or regulations permit purchase rights to be granted that have more favorable tax consequences other than initially anticipated; and

(vi)	make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(b)Delegation.  Except as otherwise provided in the Plan, the Committee may delegate such of its administrative responsibilities as it deems appropriate provided such delegation is in writing.

(i)

As of the Effective Date, by this Plan document, the Committee delegates to the Company’s Chief Human Resources Officer & Group Vice President, the Executive Director - Compensation, and such of their direct reports as either deems appropriate, the authority to administer the Plan consistent with its terms, subject to any limitations set forth in the Plan, and subject to further review as the Committee deems appropriate.

(ii)	Persons to whom the Committee delegates its authority have, subject to the Committee’s reviewing authority, the same authority as the Committee with regard to Plan administration.
(iii)	Written sub-delegations are permitted.

(c)Decisions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any purchase right to purchase Shares granted under the Plan made by the Committee or its delegate will be final, conclusive, and binding upon all persons, including the Company, Designated Subsidiary, Participant, Eligible Employee, or any beneficiary of such person, as applicable.

(d)Indemnification.  To the extent allowable pursuant to applicable law, the Board, each Director, the Committee, the Company’s Chief Human Resources Officer & Group Vice President, the Executive Director – Compensation, and such of their direct reports to whom authority has been delegated under this Plan (each such person, a “Covered Person”) will be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such Covered Person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she has acted in accordance with his or her duties and responsibilities to the Company under applicable law, and provided that he or she gives the Company an opportunity, at its own expense, to handle and defend any claim, action, suit, or proceeding to which he or she is a party before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification will not be exclusive of any other rights of indemnification to which such Covered Persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

17.Death.  Unless otherwise provided in an enrollment form or procedures established by the Company from time to time, in the event of the Participant’s death, any accumulated payroll deductions and other contributions not used to purchase Shares will be paid to and any Shares credited to his or her brokerage or Plan share account will be transferred to Participant’s heirs or estate as soon as reasonably practicable following the Participant’s death.

18.Transferability.  Payroll deductions, contributions credited to a Participant’s account, and any other rights with regard to the purchase of Shares pursuant to a purchase right or to receive Shares under the Plan may not be assigned, alienated, pledged, attached, sold or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 17).  Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.

19.Use of Funds.  All payroll deductions or contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company is not obligated to segregate such payroll deductions or contributions except as may be required by applicable local law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.423-2(f).  Until Shares are issued, Participants will only have the rights of an unsecured

Appendix D

creditor, although Participants in specified Offerings may have additional rights where required under local law, as determined by the Company.

20.Amendment and Termination.

(a) Subject to any applicable law or government regulation and to the rules of the NYSE or any successor exchange or quotation system on which the Shares may be listed or quoted, the Plan may be amended, modified, suspended or terminated by the Board without the approval of the shareholders of the Company.  This termination authority may not be further delegated.  Except as provided in Section 15, no amendment may make any change in any purchase right previously granted which adversely affects the rights of any Participant or any beneficiary, as applicable, without the consent of the affected Participant or beneficiary.  To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company will obtain shareholder approval of any amendment in such a manner and to such a degree as required.

(b) Without shareholder approval and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Committee may change the Offering Periods, limit the frequency or number of changes in the amount withheld during an Offering Period, establish the exchange rate applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a Participant to adjust for delays or mistakes in the Company’s processing of any properly completed Participation Election(s), establish reasonable waiting and adjustment periods, accounting, or crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Committee determines.  The powers referred to in this Section 20(b) may not be delegated.

21.Notices.  All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.Conditions Upon Issuance of Shares.

(a)Shares may not be issued with respect to a purchase right unless the purchase of Shares pursuant to such purchase right and the issuance and delivery of such Shares comply with applicable law.  This may include, without limitation, U.S. and non-U.S. laws, state and local laws, the rules and regulations promulgated under U.S. securities laws, and the requirements of any stock exchange upon which the Shares may then be listed.  Share issuance is subject to the approval of legal counsel for the Company with respect to such compliance.  Any payroll deductions or contributions will be promptly refunded to the relevant Participant or beneficiary, as applicable.

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Appendix D

(b)As a condition to the purchase of Shares pursuant to a purchase right, the Company may require the person on whose behalf Shares are purchased to represent and warrant at the time of any such purchase that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of legal counsel for the Company, such a representation is required by any of the applicable provisions of law described in subsection (a) above.

23.Share Issuance.  All Shares delivered under the Plan pursuant to the exercise of a purchase right to purchase Shares are subject to such stop-transfer orders and other restrictions as the Company may deem advisable under the Plan or the rules, regulations, and other requirements of the U.S. Securities and Exchange Commission, the NYSE or any other stock exchange or quotation system upon which such Shares or other securities are then listed or reported and any applicable Federal or state laws, and the Company may take whatever steps are necessary to effect such restrictions.

24.Term of Plan.  The Plan, as hereby amended and restated, is effective upon the latter of its adoption by the Board or its approval by the stockholders of the Company (the “Effective Date”.  Unless sooner terminated by the Board in accordance with Section 20, the Plan will terminate on the date on which all purchase rights are exercised in connection with a dissolution or liquidation pursuant to Section 15(b) or Change in Control pursuant to Section 15(c).  No further purchase rights will be granted or Shares purchased, and no further payroll deductions or contributions will be collected under the Plan following such termination.

25.Stockholder Approval.  The Plan, as hereby amended and restated, will be subject to the approval by stockholders of the Company within twelve (12) months prior to or after the date the Plan is adopted by the Board.  Such shareholder approval will be obtained in the manner and to the degree required under applicable law.

26.Code Section 409A; Tax Qualification.

(a)Purchase rights granted under the Plan are intended to be exempt from the application of Section 409A of the Code.  Subject to Section 26(b), in the case of a Participant who would otherwise be subject to Section 409A, to the extent the Company determines that a purchase right or the exercise, payment, settlement or deferral thereof is subject to Section 409A, the purchase right will be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A, including Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date.  Anything in the foregoing to the contrary notwithstanding, the Company shall have no liability to a Participant or any other party if the purchase right that is intended to be exempt from, or compliant with Section 409A is not so exempt or compliant or for any action taken by the Company with respect thereto.

(b)Although the Company may endeavor to (i) qualify a purchase right for favorable tax treatment under the laws of the U.S. or jurisdictions outside of the U.S. or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 26(a).  The Company is not constrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

27.Severability.  If any particular provision of this Plan is found to be invalid or otherwise unenforceable, such determination will not affect the other provisions of the Plan, but the Plan will be construed in all respects as if such invalid provision is omitted.

28.Governing Law.  Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of federal law, this Plan will be construed in accordance with the laws of the State of Michigan, without giving effect to Michigan’s conflict of laws principles.

29.Headings.  Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings may not be deemed in any way material or relevant to the construction or interpretation of the Plan.

30.Date Protection.  By participating in the Plan, the Participant consents to the holding and processing of personal information provided by the Participant to the Company or any Subsidiary, trustee or third-party service provider, for all purposes relating to the operation of the Plan.  These include, but are not limited to:

(a)administering and maintaining Participant records;

Appendix D

(b)providing information to the Company, Subsidiaries, trustees of any employee benefit trust, registrars, brokers or third-party administrators of the Plan;

(c)providing information to future purchasers or merger partners of the Company or any Subsidiary, or the business in which the Participant works; and

(d) transferring information about the Participant to any country or territory that may not provide the same protection for the information as the Participant’s home country.

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